As Filed with the Securities and Exchange Commission on April 26, 2011

Registration File No. 333-45963
811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  Pre-Effective Amendment No.  ☐
  Post-Effective Amendment No. 18  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 45  ☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of depositor's principal executive offices)

(800) 265-1545

Depositor's Telephone Number, including Area Code

MAX BERUEFFY, Esq.

2801 Highway 280 South

Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

☒  On May 1, 2011 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a) of Rule 485

☐  On May 1, 2011 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual
Modified Single Premium Variable and Fixed Life Insurance Policies

PROSPECTUS

May 1, 2011

Protective Preserver
Single Premium Plus
An Individual Modified Single Premium Variable and Fixed Life Insurance Policy

Issued by
Protective Variable Life Separate Account
and
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone: (800) 265-1545

This Prospectus describes the Protective Preserver individual modified single premium variable and fixed life insurance policies (the "Policy") issued by Protective Life Insurance Company (the "Company" or "Protective Life"). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured named in the Policy.

This prospectus also describes the Protective Single Premium Plus (also known as The Protective SPVL in some states) which was offered by Protective in most states prior to June 2002 but is no longer available for sale. References in this prospectus to the Policy will also refer to the Single Premium Plus unless the context otherwise requires.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Tax Considerations". A loan, distribution, or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

Generally, the minimum initial premium accepted by Protective is $10,000. Protective reserves the right to allocate the initial premium to the Oppenheimer Money Fund Sub-Account or to the Fixed Account during the Cancellation Period. At the end of the Cancellation Period, any amount so allocated will be transferred to the Funds specified in the Owner's application.

The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy's value to the Guaranteed Account, which credits a specified rate of interest (where we bear the investment risk), or among variable investment options (where you have the investment risk) with Funds from:

•  Goldman Sachs Variable Insurance Trust

•  The Universal Institutional Funds, Inc.

•  MFS® Variable Insurance Trust

•  Oppenheimer Variable Account Funds

•  Fidelity® Variable Insurance Products Funds

•  Lord Abbett Series Fund, Inc.

•  Franklin Templeton Variable Insurance Products Trust

•  Legg Mason Partners Variable Equity Trust

•  PIMCO Variable Insurance Trust

•  Royce Capital Fund

•  AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•  are not guaranteed to provide any benefits;

•  are not insured by the FDIC or any other government agency;

•  are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•  are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes.

PRO.PRESII.0511

Table of Contents

Policy Benefits/Risks Summary	3

Policy Benefits	3

Policy Risks	5

Fund Risks	7

Fee Table	8

The Policy	15

Premiums	17

Calculation of Policy Value	18

Death Benefit Proceeds	19

Transfers of Policy Value	20

Surrenders and Withdrawals	24

Policy Loans	25

Suspension or Delays in Payments	27

Policy Lapse and Reinstatement	28

The Company and the Guaranteed Account	28

The Variable Account and the Funds	30

Fidelity® Variable Insurance Products Funds	33

Franklin Templeton Variable Insurance Products Trust	33

Goldman Sachs Variable Insurance Trust	34

Legg Mason Partners Variable Equity Trust	35

Lord Abbett Series Fund, Inc.	35

MFS® Variable Insurance Trust	36

Oppenheimer Variable Account Funds	36

PIMCO Variable Insurance Trust	37

Royce Capital Fund	38

The Universal Institutional Funds, Inc.	38

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	32

Charges and Deductions	42

Tax Considerations	46

Supplemental Riders and Endorsements	51

Exchange Privilege	52

Effects of the Exchange Offer	54

Use of the Policy	54

State Variations	55

Sale of the Policies	55

Legal Proceedings	57

Arbitration	57

Financial Statements	57

Glossary	58

Statement of Additional Information Table of Contents	60

Appendix A	A-1

Appendix B	B-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual modified single premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy's long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Death Benefit

If the Insured dies while the Policy is in force, we pay a death benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured.

The Death Benefit is equal to the greater of:

•  The current Face Amount; or

•  A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens, (i.e., payments made under an accelerated death benefit rider or endorsement) interest on loans or liens, or unpaid charges. You may increase the Face Amount on your Policy under certain circumstances.

Investment Options

You may invest in your choice of numerous different investment options, as well as the Guaranteed Account, within your Policy.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Rider — Protective Preserver

You may purchase this optional rider on the Protective Preserver Policy. This rider provides lapse protection under the Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. There is a charge for this rider. This rider is not available on Policies with carryover loans.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit — Protective Preserver

Subject to the conditions described further on in the Prospectus, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to your Protective Preserver Policy. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. The Policy Value Credit is not available on the Single Premium Plus (or the Protective SPVL) Policies.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Guaranteed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including "market timing" transfers.

•  Dollar-Cost Averaging. You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account or the Sub-Account investing in the Oppenheimer Money Fund. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Guaranteed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. The maximum period for dollar cost averaging from the DCA Fixed Account is 12 months.

•  Portfolio Rebalancing. You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy at any time while the Policy is in force and the Insured is still living, subject to certain restrictions. The minimum withdrawal amount is $500.

•  Annual Withdrawal Amounts. Subject to certain restrictions, each Policy Year you may withdraw a certain amount, equal to the greater of the Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid, without incurring a surrender charge or premium tax recovery charge. During the first Policy Year, the Annual Withdrawal Amount is equal to 10% of the initial premium. Thereafter, it is equal to 10% of cumulative premiums paid as of the last Policy Anniversary, minus any previous withdrawals.

Loans

You may borrow using your Policy Value as collateral at any time while the Policy is in force and the Insured is still living. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) that is outstanding on the date your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Guaranteed Account and into the Loan

Account on a pro-rata basis, unless you specify another allocation. Except in the case of a carry-over or Preferred Loan, annual interest rates charged for loans are 6.0% in all Policy Years. If the Surrender Value of the Policy exceeds premiums paid a Preferred Loan will be available. A carry-over loan is a loan which is transferred from another policy that is exchanged under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and for Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, the current annual interest rate charged on a carry-over loan or the Preferred Loan portion of the outstanding Policy Debt is 3.0% (4.0% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing will generally have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Comprehensive Long-Term Care Accelerated Death Benefit Rider

This rider provides an accelerated payment of part of the Policy's Death Benefit to the Owner if the Insured has a qualifying chronic illness and is confined to a nursing home facility or receiving home health care, assisted living care or adult day care (subject to the terms and conditions of the rider). This rider is not available in all states. State variations apply. There is a charge for this rider.

Waiver of Surrender Charge Endorsement

Under certain circumstances, a waiver of surrender charges will be available after the first Policy Year if the Owner of the Policy enters a Nursing Home or is diagnosed as having a terminal illness.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Guaranteed Account, then we credit your Policy Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy's specification page.

Risk of Lapse

Unless the optional lapse protection rider is in effect, if your Surrender Value (without taking into account any liens on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. If you purchase the optional lapse protection rider offered on the Protective Preserver Policy, Protective guarantees that a Policy that would otherwise Lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy.

Withdrawal and Surrender Risks

The Surrender Charge under the Policy applies during the first 9 Policy Years following each premium payment. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and liens (including accrued interest). You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals in excess of the greater of the Annual Withdrawal Amount or the amount by which the Surrender Value exceeds premiums paid, will be subject to surrender charges and premium tax recovery charges during the first nine Policy Years. Withdrawals will reduce the Face Amount of the Policy.

A surrender or withdrawal will generally have tax consequences.

Tax Risks

Although the federal income tax requirements applicable to the Policy are complex and there is limited guidance regarding these requirements, We anticipate that the Policy will be treated as a life insurance contract for federal income tax purposes. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

The Policy will generally be considered a modified endowment contract. If the Policy is a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Guaranteed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If the Policy is a modified endowment contract, certain amounts may be subject to income tax. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

A lapse protection rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Funds' prospectuses for more information.

FEE TABLES
Protective Preserver

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Protective Preserver Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Guaranteed Account, and make withdrawals.

Protective Preserver Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years following each premium payment	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9.00% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years

Premium Tax Recovery Charge:(1)	At the time of any surrender, Lapse, or withdrawal in excess of a specified amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years

Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(1)  The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(2)  Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Protective Preserver Policy, not including the Funds' fees and expenses.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(3)(4)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)

Cost of Insurance:(3)(5) For Policies issued with the 2001 Commissioners' Standard Ordinary Mortality Tables.

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.02 - $116.13 per $1,000 of net amount at risk	$0.02 - $91.66 per $1,000 of net amount at risk

Charge for a 62 year old female in the nontobacco class during the first Policy year	On the Policy Effective Date and each Monthly Anniversary Day	$0.76 per $1,000 of net amount at risk	$0.76 per $1,000 of net amount at risk

For Policies issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of net amount at risk	$0.06 - $59.24 per $1,000 of net amount at risk

Charge for a 75 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$3.31 per $1,000 of net amount at risk	$3.30 per $1,000 of net amount at risk

(3)  These charges have been rounded to the nearest hundredth percent. Whether a Policy is issued with the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables generally depends on the date the Policy was issued. Please see "Charges and Deductions" for additional information.

(4)  In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is .092% and .058% for Policy Years 11 and thereafter (annualized 1.10% for Policy Years 1-10, .70% for Policy Years 11 and thereafter).

(5)  Cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, premiums, and riders requested.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)

Net Cost of Loans(6)	On each Policy Anniversary, as applicable(7)	3.00% (annually) for standard loans in Policies applied for on or after 12/19/2003 in states other than Illinois, Massachusetts and Oregon, and in Policies applied for on or after 1/26/04 in Illinois, Massachusetts and Oregon (2.00% for Policies applied for before 1/26/04 in Illinois, Massachusetts and Oregon and for Policies applied for in all states before 12/19/2003); 0.25% for carryover/
		preferred loans	2.00% (annually) for standard loans; 0.00% for carryover/preferred loans

(6)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(7)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

Protective Preserver Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Supplemental (Optional) Rider Charges:

Lapse Protection Rider(8)(9)	On the Effective Date and on each Monthly Anniversary Day	0.02% of the Policy Value (0.25% on an annualized basis)	0.02% of the Policy Value (0.25% on an annualized basis)

Comprehensive Long-Term Care Accelerated Death Benefit Rider(10)	On the Effective Date and on each Monthly Anniversary Day	$75.00	$0.25 per $1,000 of Face Amount, guaranteed not to exceed $75.00 per month

(8)  These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

(9)  In Texas, the maximum guaranteed charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis. The current charge is $0.005 per $1,000 of Face Amount (which is equivalent to an annual rate of $0.06 per $1,000 of Face Amount), not to exceed $0.75 per month ($9.00 on an annualized basis

(10)  State variations of this rider will affect the rider charges, please consult your registered representative for additional information.

Single Premium Plus

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Single Premium Plus Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Single Premium Plus Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Contingent Deferred Sales Charge:(11)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years following each premium payment	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years	9% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 1% each year in the following 2-9 Policy Years

Premium Tax Recovery Charge:(11)	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years	2.50% of premium payments in the first Policy Year following the applicable premium payment, decreasing by 0.25% each year in the following 2-9 Policy Years

Transfer Fee:(12)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer

(11)  The charge decreases each Policy Year until it reaches zero after the 9th Policy Year following the applicable premium payment.

(12)  Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Single Premium Plus Policy, not including the Funds' fees and expenses.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Monthly Policy Expense Charge:(13)	On the Policy Effective Date and each Monthly Anniversary Day	0.06% multiplied by the Policy Value (0.70% on an annualized basis)	0.06% multiplied by the Policy Value (0.70% on an annualized basis)

Cost of Insurance:(13)(14)

Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.06 - $116.13 per $1,000 of the net amount at risk	The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

Charge for a 70 year old female in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$1.86 per $1,000 of the net amount at risk	The lesser of 0.05% multiplied by the Policy Value during Policy Years 1 through 10; 0.05% multiplied by the Policy Value in Policy Years 11 and thereafter OR the Guaranteed Maximum Monthly Cost of Insurance

(13)  These charges have been rounded to the nearest hundredth percent. See "Charges and Deductions" for additional information.

(14)  The maximum cost of insurance charges vary based on individual characteristics such as the Insured's Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience. The maximum cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested.

Single Premium Plus Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount	0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.042% in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.50% of such amount

Annual Maintenance Fee:	On each Policy Anniversary	$35.00	$35.00 (waived for Policies with Policy Value of $50,000 or greater)

Net Cost of Loans(15)	On each Policy Anniversary, as applicable(16)	2.00% (annually) for standard loans; 0.25% for carry-over/preferred loans	2.00% (annually) for standard loans; 0.00% for carry-over/preferred loans

Supplemental (Optional) Rider Charges:

Comprehensive Long-Term Care Accelerated Death Benefit Rider(17)	On the Effective Date and on each Monthly Anniversary Day	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000	0.01% multiplied by the Policy Value up to $250,000 (0.15% on an annualized basis); no additional charge on Policy Value in excess of $250,000

(15)  The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(16)  As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured's death.

(17)  These charges have been rounded to the nearest hundredth percent. Please see "Supplemental Riders and Endorsements" for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2010. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses:

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	1.68	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Please see Appendix B for information on Fund expenses for Funds no longer available for additional investment. For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see "Sale of the Policies."

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 85 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Your insurance will not take effect until you pay your minimum initial premium.

In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age or over age 80.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction and any applicable rider charges for the backdated period are deducted as of the Policy Effective Date.

The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued and whether Protective determines the cost of insurance rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables or the 2001 Commissioners' Standard Ordinary Mortality Tables.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)  10 days after you receive your Policy, or

(2)  45 days after you sign your application,

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)  the difference between premiums paid and amounts allocated to the Guaranteed Account or the Variable Account,

(2)  Guaranteed Account Value determined as of the Valuation Day the returned Policy is received, and

(3)  Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Policy Maturity

The Policy is deemed to mature on the date the Insured attains age 121 if the Policy was issued with the 2001 Commissioners' Standard Ordinary Mortality Tables and age 100 if the Policy was issued with the 1980 Commissioners' Standard Ordinary Mortality Tables.

PREMIUMS

Minimum Initial Premium. The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, and any supplemental riders requested by the applicant, but it must be at least $10,000. Consult your sales representative for information about the initial premium required for the coverage you desire.

Additional Premiums. After the first Policy Anniversary, Protective will accept, subject to the limitations described below, additional premium payments. Protective reserves the right to apply all additional premium payments as repayments of Policy Debt, if any. Additional premium may be required to maintain the Policy, depending on investment performance.

Premium Limitations. Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Unless otherwise determined by Protective, additional premium payments must be at least $10,000 and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. Any additional premium payments made will generally require an increase in the Face Amount of the Policy and therefore will be subject to evidence of insurability. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See "Tax Considerations".) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance.

Premium Allocations

You must indicate in the application how premium payments are to be allocated to the Sub-Accounts, the Fixed Account, and/or the DCA Fixed Account. These allocation instructions apply to both initial and subsequent premium payments, except that subsequent premium payments may not be allocated to the DCA Fixed Account. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts, Fixed Account and DCA Fixed Account must be equal to 100% of any premium payment. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which premium payments may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts, Fixed Account and DCA Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 3% of any premium payment.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial premium to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all premiums will be allocated according to your allocation instructions then in effect.

If Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, premium payments received will be allocated in accordance to your allocation instructions then in effect.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units. For each Sub-Account, the Net Premium or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the premium(s) or transferred amount is invested in the Sub-Account. Therefore, premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value. The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c.  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Guaranteed Account Value

The Guaranteed Account Value under a Policy at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account and the DCA Fixed Account, less (4) transfers from the Fixed Account and the DCA Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account and the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges deducted, less (7) loans, less (8) certain Monthly Deductions. See "The Guaranteed Account," for a discussion of how interest is credited to the Fixed Account and the DCA Fixed Account.

Policy Value Credit — Protective Preserver

Subject to the conditions described below, at the end of the tenth Policy Year and at the end of each Policy Year thereafter, the Company credits additional Policy Value to a Protective Preserver Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the tenth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to 0.50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1.00% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as premium for tax purposes.

The Policy Value Credit may not be available on the Protective Preserver Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Protective Single Premium Plus Policy.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Please note that any death benefit payment we make in excess of the Policy Value, including payments under any rider, is subject to our financial strength and claims-paying ability.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

The Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of Policy Value as of such date.

The specified percentage is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an Attained Age of 95 at death. The Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. A table showing these percentages for Attained Ages 0 to 95 and an example of Death Benefit calculations are found in Appendix A.

If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by withdrawals and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Increasing the Face Amount

On or after the first Policy Anniversary, the Owner may request an increase in the Face Amount. Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, you may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless you request otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above. Increasing the Face Amount also may have tax consequences.

Impact on Lapse Protection Rider. A Lapse Protection Rider on a Protective Preserver Policy will terminate as of the effective date of any increase in Face Amount under the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the increase request.

Decreasing the Face Amount. In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective. Decreasing the Face Amount also may have tax consequences.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value, DCA Fixed Account or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below) received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account or DCA Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s), the Fixed Account and/or the DCA Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Due to this limitation, if you want to transfer all of your Policy Value from the Fixed Account to the Variable Account, it may take several years to do so. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum period that amounts may remain in the DCA Fixed Account is 12 months. (See "Dollar-Cost Averaging".) No transfers may be made into the DCA Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each of the Funds for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or (other than in connection with the DCA Fixed Account) at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restrictions: no transfers may be made into the DCA Fixed Account, the Fixed Account, or the Sub-Account investing in the Oppenheimer Money Fund. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

You may generally elect dollar cost averaging for periods of at least 6 months but no longer than 48 months, however, the maximum period for dollar cost averaging amounts from the DCA Fixed Account is 12 months. Dollar cost averaging from the DCA Fixed Account is only available at the time of application, and may offer a higher current credited rate of interest. From time to time, we may offer different maximum periods for dollar cost averaging amounts from the DCA Fixed Account. To elect dollar cost averaging from other than the DCA Fixed Account, the Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of the election. Automatic tranfers for dollar cost averaging are subject to all transfer restrictions other than the restriction on the maximum transfer amount from the Fixed Account. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election. Any time dollar cost averaging transfers end, but in no event later than the first Policy Anniversary, all Policy Value remaining in the DCA Fixed Account will be transferred to the Sub-Accounts chosen as the destination Funds for dollar-cost averaging.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' Written Notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account or the DCA Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may begin on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A surrender charge and premium tax recovery charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated. (See "Tax Considerations.")

Withdrawal Privileges

At any time while the Policy is in force and prior to the Insured's death, an Owner, by Written Notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus any applicable surrender charges and premium tax recovery charges, from Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 P.M. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A withdrawal will have tax consequences. (See "Tax Considerations.")

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account and/or the DCA Fixed Account. Withdrawals will result in the cancellation of units from each applicable Sub-Account and/or the reduction in the Guaranteed Account Value. If the Owner does not specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account, the Fixed Account and the DCA Fixed Account is based on the proportion that such Sub-Account Value(s) and Guaranteed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days. The Company reserves the right to decline to process a withdrawal if, after the withdrawal, the Policy Value would be less than ten percent of the current Face Amount. Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum for the Policy or cause the Policy to fail to qualify as a life insurance contract, as provided below under Decreasing the Face Amount.

Withdrawals. At any time prior to the Insured's death and while this Policy is in force, the Owner(s) may make a written request for a withdrawal of Policy Value. In order to request a withdrawal during the first Policy Year, the Owner must have made an initial premium payment of at least $10,000. On or after the first Policy Anniversary, in order to request a withdrawal the Policy Value must be at least $10,000 as of the date that we receive the request. A surrender charge and premium tax recovery charge may apply if the cumulative amount of the withdrawals exceeds the Annual Withdrawal Amount or the amount by which your Policy Value exceeds premium paid.

Annual Withdrawal Amounts. The Annual Withdrawal Amount is an annual amount the Owner may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge. The Annual Withdrawal amount is:

  (a)  an amount equal to ten percent of the initial premium paid if the withdrawal request is received during the first Policy Year, or

  (b)  the amount equal to ten percent of cumulative premiums paid as of the last Policy Anniversary, net of all premium payments withdrawn, if the withdrawal is received after the first Policy Year.

In addition, surrender and premium tax recovery charges will not apply if the aggregate amount withdrawn does not exceed the amount by which your Policy Value exceeds premiums paid.

Decreasing the Face Amount. In the event a withdrawal is requested, Protective will reduce the Face Amount proportionately by the requested withdrawal amount (plus any surrender charges and premium tax recovery charges). Protective may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective. This risk of failing to qualify as a life insurance contract when a withdrawal lowers the Face Amount occurs mainly during the early years of the Policy.

The proportionate face amount decrease will be determined by the following formula:

POLICY LOANS

You may obtain three types of loans under a Policy, a standard loan, a carry-over loan or a Preferred Loan. A carry-over loan is a loan which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carry-over loan must be approved by Protective Life and can only be executed at the time of issue. A Preferred Loan will be available on the portion of the Loan Account equal to the amount by which Surrender Value exceeds total premiums paid. At any time while the Policy is in force and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy's Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Impact on Lapse Protection Rider. A Lapse Protection Rider on a Protective Preserver Policy will terminate on the date any loan is taken on the Policy. If the termination of the Lapse Protection Rider will cause the Protective Preserver Policy to fail to qualify as a life insurance contract under applicable tax laws, Protective may reject the loan request.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Account and into a Loan Account established for the Policy. Like the Guaranteed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account and/or the DCA Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account and DCA Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account and DCA Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account and/or the DCA Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value and/or the DCA Fixed Account bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any additional premiums paid while a loan is outstanding be applied as loan repayments. When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Guaranteed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates Charged
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	5.0%	6.0%	3.0%	3.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts, and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	6.0%	6.0%	4.0%	4.25%
Single Premium Plus	6.0%	6.0%	4.0%	4.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received and credited as a partial loan repayment.

Protective Life credits interest on any outstanding loan at the following effective annual rates:

Loan Interest Rates Credited
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	3.0%	3.0%	3.0%	3.0%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon)	4.0%	4.0%	4.0%	4.0%
Single Premium Plus	4.0%	4.0%	4.0%	4.0%

Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
Type of Policy	Current Standard Loan	Guaranteed Standard Loan	Current Carry-Over/ Preferred Loan	Guaranteed Carry-Over/ Preferred Loan
Preserver (Policies applied for on or after December 19, 2003 in all states except Illinois, Massachusetts and Oregon and Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	3.0%	0.0%	0.25%
Preserver (Policies applied for before December 19, 2003 in all states except Illinois, Massachusetts and Oregon and before January 26, 2004 in Illinois, Massachusetts and Oregon)	2.0%	2.0%	0.0%	0.25%
Single Premium Plus	2.0%	2.0%	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (and any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Guaranteed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account and/or the DCA Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Day of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

In certain circumstances, applicable federal law may require Protective Life to "freeze" your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

POLICY LAPSE AND REINSTATEMENT

Lapse

A Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value.

In the event of a Policy default, you have a 61-day grace period to make a payment of premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens (including accrued interest). (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will Lapse. A Policy Lapse may have tax consequences. (See "Tax Considerations.")

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. While the rider is effective Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. Some state variations may apply.

Reinstatement

An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period with interest not to exceed an effective annual rate of 6.00%, if required by the Company, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the grace period; and (6) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE GUARANTEED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our offices are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2010, we had total assets of approximately $47.5 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $47.6 billion at December 31, 2010. To find out more information about us, go to www.protective.com.

The Guaranteed Account

The Guaranteed Account is comprised of the Fixed Account and the DCA Fixed Account which consist of assets owned by Protective with respect to the Policies, other than those in the Variable Account. Subject to applicable law, Protective has sole discretion over the investment of the assets of the Fixed Account and the DCA Fixed Account. Guarantees of premiums allocated to the Fixed Account and the DCA Fixed Account, and interest credited thereto, are backed by Protective. The Guaranteed Account Value is calculated daily. (See "Guaranteed Account Value".)

The interests in the Guaranteed Account have not been, and are not required to be, registered under the Securities Act of 1933 and neither the Guaranteed Account nor other components of the Company's General Account have been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Account, the Company's General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Account. The disclosure regarding the Guaranteed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Guaranteed Account

Protective guarantees that the interest credited during the first Policy Year to the initial premium payment allocated to the Fixed Account or the DCA Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent premiums allocated to the Fixed Account or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the premium(s) is received by Protective at the Home Office or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a premium payment or amount transferred, (i.e., 12 months after the premium(s) or transfer is placed in the Guaranteed Account) we will credit interest on the Guaranteed Account Value attributable to such premium or transferred amount remaining in the Fixed Account at the current interest rate in effect. New current interest rates are effective for such Guaranteed Account Value for 12 months from the time that they are first applied. Protective, in its sole discretion, may declare a new current interest rate from time to time. For Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon, Protective will credit annual effective interest rates of not less than 3.00% (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon). Because Protective anticipates changing the current interest rates for accounts within the Guaranteed Account from time to time, allocations to accounts within the Guaranteed Account may be credited with different current interest rates. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Account are accounted for on a "first-in-first-out" (FIFO) basis independently applied to the Fixed Account.

Guaranteed Account Value

The Guaranteed Account Value at any time is equal to: (1) that part of the premium(s) allocated to the Fixed Account and the DCA Fixed Account; plus (2) amounts transferred to the Fixed Account; plus (3) interest credited to the Fixed Account and the DCA Fixed Account; less (4) transfers from the Fixed Account or the DCA Fixed Account (including any transfer fees deducted) less (5) withdrawals from the Fixed Account or the DCA Fixed Account, less (6) surrender charges and premium tax recovery charges less (7) loans, less (8) certain Monthly Deductions. Because Protective, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to the Fixed Account and the DCA Fixed Account and transfers to the Fixed Account will be credited with different current interest rates.

Payments from the Guaranteed Account

Payments from the Fixed Account and/or the DCA Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective receives the written request. If a payment from the Fixed Account and/or the DCA Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year for Preserver Policies applied for on or after December 19, 2003 in all states other than Illinois, Massachusetts and Oregon and Preserver Policies applied for on or after January 26, 2004 in Illinois, Massachusetts and Oregon (4.00% for Single Premium Plus Policies, Preserver Policies applied for in all states other than Illinois, Massachusetts and Oregon before December 19, 2003, and for Preserver Policies applied for before January 26, 2004 in Illinois, Massachusetts and Oregon) (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

Our General Account

The Guaranteed Account is part of our general account. Unlike premiums and Policy Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Guaranteed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Guaranteed Account, plus any guarantees under the Policy that exceed your Policy Value (such as those that may be associated with the Death Benefit), are paid from our general account, any amounts that we may pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Policy when purchasing a Policy and making investment decisions.

We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for premiums and Policy Value allocated to the Sub-Accounts. Your Policy Value in the Sub-Accounts is part of the assets of the Variable Account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix B for more information.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; The Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business in certain instances as Van Kampen; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by Oppenheimer Funds, Inc.; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; MFS® Variable Insurance Trust (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc. or Fidelity Investments Money Management, Inc.; Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co, LLC.; Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund and Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign Securities Fund and Templeton Global Advisors Limited is investment adviser for Templeton Growth Securities Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(1)

Invesco Van Kampen V.I. Equity and Income Fund — Series II shares

This Fund's investment objectives are capital appreciation and current income.

Invesco V.I. International Growth Fund, Series II shares*

This Fund's investment objective is long-term growth of capital.

Invesco Van Kampen V.I. Mid Cap Value Fund — Series II shares

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco Van Kampen V.I. Capital Growth Fund — Series II shares*

This Fund's investment objective is to seek capital growth.

Invesco Van Kampen V.I. Comstock Fund — Series II shares

This Fund's investment objective is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Balanced Risk Allocation Fund, Series II shares

This Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

Invesco V.I. Government Securities Fund, Series II shares

The Funds investment objective is total return, comprised of current income and capital appreciation.

Invesco Van Kampen V.I. Growth and Income Fund — Series II shares

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco Van Kampen V.I. MidCap Growth Fund — Series II shares

The Fund's investment objective is to seek capital growth.

*  Not available for Policies issued on or after November 2, 2009.

(1)  On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). On May 2, 2011, the Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund merged into the Invesco V.I. Balanced-Risk Allocation Fund, the Invesco Van Kampen V.I. Government Fund merged into the Invesco V.I. Government Securities Fund, and the Invesco Van Kampen V.I. International Growth Equity Fund merged into the Invesco V.I. International Growth Fund. The Sub-Account investing in the Invesco V.I. Balanced-Risk Allocation Fund is not available for Policies issued on or after May 1, 2011.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class*

This Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500® Index (S&P 500®).

VIP Freedom Fund, 2015 Maturity, Service Class*

This Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

VIP Freedom Fund, 2020 Maturity, Service Class*

This Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class*

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.

*  Not available for Policies issued on or after November 2, 2009.

Franklin Small Cap Value Securities Fund, Class 2

This Fund seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Franklin U.S. Government Fund, Class 2

This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Each Sub-Account investing in the Institutional Class of a Goldman Sachs Fund is only available to Policies issued before May 1, 2008.

Strategic Growth Fund, Service Class (formerly Capital Growth Fund, Service Class)

This Fund seeks long-term growth of capital.

Large Cap Value Fund, Service Class (formerly Growth and Income Fund, Service Class)

This Fund seeks long-term capital appreciation.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

*  Not available for Policies issued on or after November 2, 2009.

MidCap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured Small Cap Equity Fund, Service Class*

This Fund seeks long-term growth of capital.

Structured U. S. Equity Fund, Service Class*

This Fund seeks long-term growth of capital and dividend income.

Legg Mason Partners Variable Equity Trust

Legg Mason ClearBridge Variable Mid Cap Core Fund, Class II

This Fund seeks long-term growth of capital.

Legg Mason ClearBridge Variable Small Cap Growth Fund, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio (formerly All Value Portfolio)

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Capital Structure Portfolio (formerly America's Value Portfolio)

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth and Income Portfolio

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund's investment objective is capital appreciation.

Classic Stock Portfolio (formerly Large-Cap Core Portfolio)

The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

*  Not available for Policies issued on or after November 2, 2009.

Mid-Cap Value Portfolio

The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

International Opportunities Portfolio (formerly International Portfolio)

The Fund's investment objective is long-term capital appreciation.

MFS® Variable Insurance Trustsm

Growth Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Growth Stock Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Trust Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

New Discovery Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Research Bond Series, Service Class

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

Research Series, Initial Class Shares

This Fund's investment objective is to seek capital appreciation.

Total Return Series, Initial Class Shares

This Fund's investment objective is to seek total return.

Utilities Series, Initial Class Shares

This Fund's investment objective is to seek total return.

Value Series, Service Class

This Fund seeks capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

*  Not available for Policies issued on or after November 2, 2009.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares*

This Fund seeks a high level of current income from investment in high-yield, fixed-income securities.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return.

Small- & Mid-Cap Growth Fund/VA, (formerly MidCap Fund/VA, Service Shares)*

This Fund seeks capital appreciation by investing in securities of "growth type" companies.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Global Strategic Income Fund/VA, (formerly Strategic Bond Fund/VA, Service Shares)

This Fund seeks a high level of current income principally derived from interest on debt securities.

PIMCO Variable Insurance Trust

Long-Term US Government Portfolio, Advisor Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on long-term fixed income securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises.

Low Duration Portfolio, Advisor Class

This Fund seeks maximum total return consistent with preservation of capital and prudent investment management. The portfolio focuses on short maturity fixed income instruments of 1-3 years.

Real Return Portfolio, Advisor Class

This Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The portfolio focuses on inflation-indexed fixed income securities instruments of the US and non-US governments, their agencies or instrumentalities and corporations.

Short-Term Portfolio, Advisor Class

This Fund seeks maximum current income, consistent with preservation of capital and daily liquidity. The portfolio focuses on short term fixed income instruments of US and non-US public or private sector entities.

*  Not available for Policies issued on or after November 2, 2009.

Total Return Portfolio, Advisor Class

This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on intermediate maturity fixed income instruments rated B to Aaa.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies with market capitalizations of up to $500 million.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $500 million to $2.5 billion.

The Universal Institutional Funds, Inc.

UIF Global Real Estate Portfolio, Class II

Seeks current income and capital appreciation.

There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive With Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios. Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Policy.

Each Model Portfolio invests different percentages of Policy Value in some or all of the Sub-Accounts under your Policy, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. However, we will not change your existing Policy Value or premium allocation or percentages in response to these changes. If you desire to change your Policy Value or premium allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

The target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts.

Other Information About the Funds. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Policies; and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
The Universal Institutional Funds, Inc.	0.35%
PIMCO Variable Insurance Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%

Payments From Advisers and/or Distributors. We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance Policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance Policies. The amount of the payments may be significant.

Other Payments. A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Policies, see "Distribution of the Policies."

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send or make available to Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•  the cost of insurance charges;

•  the policy expense charge;

•  the mortality expense risk charge; and

•  any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Guaranteed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge. This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

Protective Preserver. The current cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the guaranteed cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Protective Single Premium Plus. The current monthly cost of insurance charge is the lesser of (1) 0.054% multiplied by the Policy Value during Policy Years 1 through 10 and 0.046% multiplied by the Policy Value during Policy Year 11 and thereafter or (2) the Guaranteed Maximum Monthly Cost of Insurance rates (as specified in the Policy) per $1,000 times the net amount at risk. The maximum cost of insurance on a Monthly Anniversary Day is calculated by multiplying the maximum monthly cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. The Guaranteed Maximum Monthly Cost of Insurance rate for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, withdrawals, and decreases in Face Amount.

Cost of Insurance Rates — General. Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount. Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. Protective Life will base the guaranteed cost of insurance rates for standard classes on either the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables") or the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, these tables.

In general, guaranteed cost of insurance rates for Policies issued before November 3, 2008 will be based on the 1980 CSO Tables, and guaranteed rates for Policies issued on or after December 1, 2008 will be based on the 2001 CSO Tables. However, if Protective receives your completed application for a Policy between November 3, 2008 and December 1, 2008, you may select the CSO Tables upon which Protective will base the guaranteed cost of insurance rates under your Policy. In general, the guaranteed cost of insurance rates are lower under the 2001 CSO Table. Also, the maturity date of your Policy will differ depending on the CSO Tables you choose. If you select the 1980 CSO Tables, your Policy will mature on the date the Insured attains age 100, whereas if you select the 2001 CSO Tables, your Policy will mature on the date the Insured attains age 121. Please consult your sales representative before purchasing a Policy to discuss which CSO Tables may be more appropriate for you. Your sales representative can provide personalized illustrations regarding your cost of insurance charges under each CSO Table.

Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience, and whether Protective determines the current rates based on the 2001 CSO Tables or the 1980 CSO Tables. In determining current cost of insurance charges, we may consider a variety of factors, including those unrelated to mortality experience.

Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex in a tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a non-tobacco or tobacco standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Cost of Insurance Rates — Protective Preserver. The cost of insurance rate for a Protective Preserver Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured, the number of years that a Policy has been in force, and whether Protective determines the cost of insurance rates based on the 2001 CSO Tables or the 1980 CSO Tables. Protective currently places Insureds in the following rate classes, based on underwriting: Non-tobacco (ages 0-85) or Tobacco (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-tobacco and Tobacco classes.

Cost of Insurance Rates — Protective Single Premium Plus. Protective currently places Insureds in the following rate classes, based on underwriting: Non-smoker (ages 0-85) or Smoker (ages 15-85) and substandard rate classes, which involve a higher mortality risk than the Non-smoker and Smoker classes.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits. Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the

Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Policy Expense Charge. This charge generates revenues that cover all of Protective's sales expenses not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. These expenses associated with the Policies and the Variable Account relate to state and local premium taxes, federal taxes, certain sales expenses (including sales commissions), recordkeeping, processing death benefit claims, Policy loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records and reports and other communication to Policy Owners. The monthly policy expense charge is equal to 0.058% multiplied by the Policy Value, which is equivalent to an annual rate of 0.70% of such amount. In Maryland, the Monthly Policy Expense Charge for Policy Years 1-10 is 0.092% and 0.058% for Policy Years 11 and thereafter, which is equivalent to an annual rate of 1.10% for Policy Years 1-10 and 0.70% for Policy Years 11 and thereafter.

Mortality and Expense Risk Charge. We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Guaranteed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount.

Supplemental Rider Charges. We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

Lapse Protection Rider. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month).

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Protective Preserver. The current monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for the rider is guaranteed not to exceed $75.00 per month.

Comprehensive Long-Term Care Accelerated Death Benefit Rider — Single Premium Plus. The current monthly charge for this rider is equal to 0.0125% multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Annual Maintenance Fee

Protective deducts a $35.00 annual maintenance fee from the Policy Value on each Policy Anniversary. Currently, the Company will waive the fee if the Policy Value equals or exceeds $50,000 as of a Policy Anniversary.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one

Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

A surrender charge, which is a contingent deferred sales charge, and a premium tax recovery charge will be deducted from the Policy Value, if during the first 9 Policy Years following a premium payment: (1) the Policy is surrendered, (2) the Policy lapses at the end of a grace period or (3) a withdrawal of an amount greater than the Annual Withdrawal Amount (or the amount by which your Policy Value exceeds the aggregate of premiums paid) is requested by the Owner. The surrender charge and premium tax recovery charge, are deducted before any Surrender Value is paid. See "Withdrawal Privilege" for rules for allocating the deduction. Upon surrender or lapse, the surrender charge and premium tax recovery charge for each premium is equal to the surrender charge percentage and premium tax charge percentage for the Policy Year in which the surrender or lapse occurs, multiplied by the amount of such premium.

The surrender charge and premium tax recovery charge are separately calculated and applied to each premium payment at any time that the premium is withdrawn or surrendered or the Policy lapses. Withdrawals within a given Policy Year are deemed to count first towards the Annual Withdrawal Amount. Once the aggregate withdrawals in a Policy Year exceed the Annual Withdrawal Amount, the additional amount that may be withdrawn that Policy Year without incurring a surrender charge and premium tax recovery charge is equal to the remaining Policy Value that exceeds premiums paid. This determination will be made as of the date the withdrawal request is received at our Home Office. The surrender charge and the premium tax recovery charge are calculated using the assumptions that all Policy Value in excess of aggregate premium payments is withdrawn or surrendered before any premiums and that premiums are withdrawn or surrendered on a first-in-first-out basis. Unless the Owner otherwise requests, the surrender charge and premium tax recovery charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. The amount of surrender charge and premium tax recovery charge that will apply to a withdrawal is determined by multiplying:

(1)  the amount by which (a) the deduction from Policy Value in connection with the withdrawal (including any additional deduction for the surrender charge and premium tax recovery charge) exceeds (b) the greater of the remaining Annual Withdrawal Amount or the amount by which the Policy Value exceeds premiums paid; by

(2)  the surrender charge percentage and premium tax recovery percentage for the Policy Year in which the withdrawal occurs.

Policy Year Following Premium Payment		Surrender Charge As a Percentage of Each Premium Payment Withdrawn	Policy Year Following Premium Payment		Premium Tax Recovery Charge As a Percentage of Each Premium Payment Withdrawn
1		9%	1		2.50%
2		8%	2		2.25%
3		7%	3		2.00%
4		6%	4		1.75%
5		5%	5		1.50%
6		4%	6		1.25%
7		3%	7		1.00%
8		2%	8		.75%
9		1%	9		.50%
10	+	0%	10	+	0

After the 9th Policy Year after each premium payment, there is no surrender charge or premium tax recovery charge for such premium.

The purpose of the surrender charge and premium tax recovery charge is to reimburse Protective for some of the expenses incurred in the distribution of the Policies and the premium tax paid by Protective on each premium. Protective also deducts a monthly charge to cover some of these expenses.

Protective reserves the right to charge less than the maximum surrender charge and premium tax recovery charge.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds' prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See "Sale of the Policies" for more information about payments we make to the broker-dealers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value.

Taxation of Insurance Policies

Tax Status of the Policies. Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the "IRS") or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified". If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but differ in certain respects from, the ownership rights described by the IRS in certain rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the amount received over the "investment in the contract" will generally be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount previously received under the Policy to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies That Are MECs

Characterization of a Policy as a MEC. Generally, a life insurance contract will be considered a MEC for federal income tax purposes if (1) the life insurance contract is received in exchange for a life insurance contract that was a MEC, or (2) the life insurance contract is entered into on or after June 21, 1988 and premiums are paid into the life insurance contract more rapidly than the rate defined by a "7-Pay Test." The Code generally provides that a life insurance contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the life insurance contract at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the life insurance contract provided for paid-up future benefits after the payment of 7 level annual premiums.

This Policy generally will be a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC and (2) no premium payments or other consideration (other than the exchanged contract) are paid into the Policy during the first 7 Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances, become a MEC. These circumstances could include a later increase in benefits, any other "material change" of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the Death Benefit during the first 7 Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of lapses (and surrenders) while loans are outstanding under the caption "Policies That Are Not MECs" also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax. Generally, proceeds of a surrender (or a withdrawal including any deemed withdrawals such as loans, assignments or pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, if withdrawals are made, and in certain other instances. In particular, an Owner electing withdrawals on a regular basis should consider that such withdrawals (like all other withdrawals) will reduce the Death Benefit and thus may result in some amounts being included in income even though the withdrawals are less than the investment in the contract.

Tax Treatment of Loans. If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider. The Comprehensive Long-Term Care Accelerated Death Benefit Rider is intended to constitute qualified long-term care insurance under Section 7702B(b) of the Code. Nursing home care and community care benefits received pursuant to this rider generally will be excludable from income. However, if the amount of such benefits plus other per diem long-term care insurance benefits exceeds a per diem limitation, such excess will be includible in income. For the year 2011, this limit is $300 per day or the equivalent amount in the case of payments on another periodic basis. Until January 1, 2010, Protective treated the charges for this rider as a withdrawal from the Policy for tax purposes, which in some cases could have resulted in the charges being includible in income. However, generally effective January 1, 2010, Protective has treated the charges as reducing the Policy's investment in the contract (although not below zero) and the charges will be excludible from income.

In the past, the Comprehensive Long-Term Care Accelerated Death Benefit Rider has been issued in certain states as a "non-qualified" rider, i.e., it does not constitute qualified long-term care insurance under section 7702B(b) of the Code. (The first page of the rider will state whether it is issued as a qualified rider.) The tax consequences associated with adding such a non-qualified rider, and the tax treatment of benefits received from such a rider, are uncertain. We urge you to consult a tax advisor before requesting an Accelerated Death Benefit from such a rider. In addition, Protective treats the charges for a "non-qualified" rider as a withdrawal from the Policy for tax purposes. Thus, part or all of such charges may be includible in income and, if the Policy is a MEC, the charges also may be subject to a 10% penalty tax.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value of the Policy if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. If the Owner was determined to be in constructive receipt of the Cash Value, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to section 1035 exchanges including exchanges of life insurance policies that have long-term care riders. If you wish to take advantage of Section 1035 of the Code, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. In addition, special tax consequences may apply if you sell your Policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Disallowance of Interest Deductions. The Policy generally will be characterized as a single premium life insurance contract under section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the owner is an individual or a nonnatural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Federal Income Tax Withholding

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

The following supplemental riders may be available to be added to your Policy subject to state availability. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value. In Texas, the monthly charge for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount (with a maximum charge not to exceed $75.00 per month). This rider is not available on Policies with carryover loans.

Comprehensive Long-Term Care Accelerated Death Benefit Rider. Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

The following endorsements may be available to be added to your Policy. Please contact us for further details.

  Waiver of Surrender Charge Endorsement.

  Policy Loan Endorsement

Additional rules and limits apply to these supplemental riders and endorsements.

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see "Charges and Deductions."

	Existing Life Policy	Policy
State and Local Premium Tax	None	Deducted as part of Monthly Deductions

Federal Tax Charge	None	Deducted as part of Monthly Deductions

Front End Sales Charges/ Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	None

Administrative Fees	Ranges from $4 to $5 monthly.	Deducted as part of Monthly Deductions

Withdrawal Charges	$25	None

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charge (which is an asset-based charge for the Protective Single Premium Plus), (2) policy expense charges (sales and administrative expenses) equal to 0.058% multiplied by the Policy Value, which is the equivalent of an annual rate of 0.70%, (3) mortality and expense charges equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter this charge is currently equal to 0.042% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.50% of such amount and (4) any charges for supplemental riders.

Annual Maintenance Fee	None	$35 deducted from the Policy Value on each Policy Anniversary (currently waived if Policy Value is equal to or greater than $50,000)

	Existing Life Policy	Policy
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 9% and a declining premium tax recovery charge of up to 2.50% of each premium payment is assessed on surrender charges during the first 9 Policy Years following each premium.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Guaranteed account only 4%. (3% for Policies applied for 12/19/2003 in all states except IL, MA and OR and Policies applied for on or after 1/26/04 in IL, MA and OR)

Effects of the Exchange Offer

1.  The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.  If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.  The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters. Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

You also need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations". For example, the discussion of "Tax Considerations" does not address use of the Policy for estate planning purposes. There are complex tax issues associated with the use of the Policy for estate planning purposes, and the addition of the Comprehensive Long-Term Care Accelerated Death Benefit Rider to a Policy used for these purposes, especially if the Policy may be placed in a trust, requires a careful analysis of the specific facts and circumstances involved. In addition, Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal or a loan is made. Because of these risks, you need to carefully consider how you use this Policy. You should consult a qualified advisor before purchasing the Policy for use with any of these applications. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Policies on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2008	$7,574,778
December 31, 2009	$5,591,643
December 31, 2010	$7,092,927

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums and paid in amounts up to 8% of a first year premium payment and .25% on unloaned Policy Value. In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and "revenue sharing" to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products (including the Policies), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Policy Values and Variable Account values of the Policies). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums (including premium payments for the Policies) and/or maintaining a specified amount of contract and policy value (including Policy Values of the Policies) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products (including the Policies) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Policies) than for selling non-preferred products.

In 2010, we paid additional asset-based compensation to the Selling Broker-Dealer Edward Jones, in connection with the sale of our variable insurance products (including the Policies). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life's or the Variable Account's financial position.

ARBITRATION

The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information ("SAI"). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

"We", "us", "our", "Protective Life", and "Company"

Refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Annual Withdrawal Amount

An annual amount you may withdraw during a Policy Year, and not incur a surrender charge or premium tax recovery charge.

Attained Age

The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable surrender charge and premium tax recovery charge.

DCA Fixed Account

Part of Protective's General Account. Only initial premium payments may be allocated to this account, which is available only in connection with dollar cost averaging. No transfers may be made to the DCA Fixed Account from other allocation options.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

Fixed Account

Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Guaranteed Account

The Fixed Account, the DCA Fixed Account and any other account that the Company may offer with interest rate guarantees.

Guaranteed Account Value

The Policy Value in the Fixed Account and the DCA Fixed Account.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Initial Premium

The initial premium payment made by the Owner equal to 100% of the Internal Revenue Code Section 7702 Guideline Single Premium for the Face Amount given the Insured's age, sex and underwriting class.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account

An account within Protective Life's general account to which Guaranteed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Guaranteed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Preferred Loan

That portion of the Loan Account up to the amount by which Surrender Value exceeds total premium payments made.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

Written Notice

A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

Appendix A

Example of Death Benefit Computations

For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. A Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age		Percentage
0-40	250%	50	185%	60	130%	70		115%
41	243%	51	178%	61	128%	71		113%
42	236%	52	171%	62	126%	72		111%
43	229%	53	164%	63	124%	73		109%
44	222%	54	157%	64	122%	74		107%
45	215%	55	150%	65	120%	75-90		105%
46	209%	56	146%	66	119%	91		104%
47	203%	57	142%	67	118%	92		103%
48	197%	58	138%	68	117%	93		102%
49	191%	59	134%	69	116%	94		101%
						95	+	100%

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Appendix B

Annual Fund Operating Expenses:

This table shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds during the fiscal year ended December 31, 2010. This table includes not only the minimum and maximum total operating expenses for the Funds currently available for investment, but also includes the following Funds which currently holds assets relating to the Policies but is no longer available for additional investment (as of the date provided below):

Calvert Variable Series, Inc.*	Social Balanced Portfolio	May 1, 2002

*  The Calvert Social Small Cap Growth Fund was liquidated September 27, 2007.

The Van Eck Worldwide Real Estate Fund was liquidated on December 8, 2009.

Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses)	0.20%	-	1.68	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

B-1

The Funds

The Sub-Account that is no longer available for additional investment under the Policies invest in the following Funds. The Fund is an investment portfolio of the Calvert Variable Series, Inc., managed by Calvert Investments, Inc.

Calvert Variable Series, Inc.

Calvert VP SRI Balanced Portfolio.

This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments, which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors.

Note: Owners may not allocate additional premium or transfer Policy Value to this Sub-Account.

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To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact Brokerage Life Services at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life's Brokerage Life Services Division customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Preserver/Single Premium Plus.

Name: _____________________________________________________

Address: ___________________________________________________

___________________________________________________________

City, State, Zip: ______________________________________________

Daytime Telephone Number: ___________________________________

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Modified Single Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the individual modified single premium variable and fixed life insurance policy (the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2011 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

May 1, 2011

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3.00% per year.

Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3.00% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

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If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

We offer the following riders and endorsements:

Comprehensive Long-Term Care Accelerated Death Benefit Rider. Applicants residing in states that have approved the Comprehensive Long-Term Care Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to Protective's receiving satisfactory additional evidence of insurability. The ADBR is not available in all states and the terms under which it is available may vary from state-to-state, and by the underlying Policy selected. In some states this benefit may be provided under an endorsement to the Policy and the charge for the benefit will be an additional cost of insurance charge for the Policy. State variations of the rider will affect the benefits provided, the rider termination date and the rider charges. Please consult your registered representative for additional information about state variations of the rider. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

The ADBR permits the Owner to receive, at his or her request and upon approval by Protective in accordance with the terms of the ADBR, an accelerated payment of part of the Policy's Death Benefit (an "Accelerated Death Benefit") when one of the following two events occurs:

1.  Confinement to a Nursing Home Facility. The Insured is determined to be chronically ill (as defined below and in the Contact) and has been confined to a qualifying nursing home facility (as defined in the Contract) for 90 consecutive days.

2.  Community Care. The Insured is determined to be chronically ill (as defined below) and has been receiving home health care, assisted living care or adult day care (as defined in the rider) for at least 90 days.

Chronically ill means that the Insured has been certified (within the preceding 12-month period) by a Physician as (i) being unable to perform (without substantial assistance from another individual) at least two activities of daily living or (ii) requiring substantial supervision to protect the Insured from threats to health and safety due to severe cognitive impairment (as such terms are more fully described in the ADBR).

The monthly charge on the Protective Preserver Policy for this rider is $0.25 per $1,000 of Face Amount, which is equivalent to an annual rate of $3.00 per $1,000 of Face Amount. The charge for this rider is guaranteed not to exceed $75.00 per month. The monthly charge for this rider on the Protective Single Premium Plus Policy is 0.0125% (which is equivalent to an annual rate of 0.15%) multiplied by the Policy Value up to $250,000. There is no additional charge on Policy Value in excess of $250,000.

Tax Consequences of the ADBR. Subject to certain limitations, the Accelerated Death Benefit payable under the ADBR will generally be excludible from income for federal income tax purposes (state variations may apply). The charge for the ADBR may be includible as income for federal income tax purposes. (See "Tax Considerations — Tax Treatment of Comprehensive Long-Term Care Accelerated Death Benefit Rider".)

Amount of the Accelerated Death Benefit. The ADBR provides for monthly payments subject to an aggregate maximum Accelerated Death Benefit payment equal to the lesser of (i) 90% of the Face Amount less any Policy debt or (ii) $250,000, less any outstanding lien amount under any other accelerated death benefit rider or endorsement attached to the Policy. The monthly Accelerated Death Benefit under the ADBR will be 1.00% or 2.00% of the Initial Face Amount for community care or nursing home care, respectively, subject to a maximum monthly benefit of $5,000.

Conditions for Receipt of the Accelerated Death Benefit. In order to receive an Accelerated Death Benefit payment, a Policy must be in force and an Owner must submit a proof of claim and a notice of the claim to Protective at its Home Office. Proof of claim means written proof (described more fully in the ADBR) in a form acceptable to Protective, that the Insured is chronically ill and is receiving community care or nursing home care.

2

Protective may request additional medical information from an Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the Accelerated Death Benefit. Protective will not approve a claim for an Accelerated Death Benefit payment if the Insured is not living at the time the notice of the claim is received at the Home Office, if the claim is the result of intentionally self-inflicted injury or participation in a felony or if the benefits are payable under Medicare or services are provided outside of the United States. Any additional exclusions may be noted in the ADBR.

Operation of the ADBR. A lien against the Death Benefit payable under the Policy (the "death benefit lien") will be established in the aggregate amount of any Accelerated Death Benefits paid under the ADBR.

Effect on Existing Policy. The Death Benefit Proceeds otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien. If the Owner makes a request for a surrender, or a withdrawal, the Policy's Surrender Value will be reduced by the amount of any outstanding death benefit lien. Therefore, depending upon the size of the death benefit lien, this may result in the Surrender Value being reduced to zero. In addition, once benefits under the ADBR have been requested and all other conditions of eligibility have been satisfied, no new policy loans may be requested.

Lapse Protection Rider. An optional Lapse Protection Rider may be purchased on the Protective Preserver Policy. As long as the rider remains in effect, Protective guarantees that a Policy that would otherwise lapse at the end of a grace period because the Surrender Value was insufficient to cover the Monthly Deduction will remain in force. The lapse protection provided by this rider will terminate if the Policy is surrendered or if there is a loan or Face Amount increase on the Policy. The rider will also apply to any other rider which is in force on the Policy as of the last day of the grace period, unless otherwise indicated in the rider. Some state variations may apply. This rider is not available on the Protective Single Premium Plus. The monthly charge for this rider is 0.021% of the Policy Value which is equivalent to an annual rate of 0.25% of the Policy Value.

Endorsements. The Company may also issue as part of the Policy endorsements for which there are no charges.

Waiver of Surrender Charge Endorsement. The Waiver of Surrender Charge Endorsement provides for a waiver of surrender charges after the first Policy Year in the event the Owner enters a nursing home (for a period of ninety days or more) or is first diagnosed as having a terminal illness and has a life expectancy of twelve months or less.

Policy Loan Endorsement. Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

Additional rules and limits apply to these supplemental riders and endorsements. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective agent for further information, or contact the Home Office.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

3

ADDITIONAL INFORMATION

CEFLI

Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, Fidelity Variable Insurance Products, Lord Abbett Series Fund Inc., Calvert Variable Series, Inc., Van Eck Worldwide Insurance Trust, The Universal Institutional Funds, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Universal Institutional Funds, Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, Fidelity Variable Insurance Products, Lord Abbett Series Fund Inc., Calvert Variable Series, Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens (including accrued interest). An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerationss" in the prospectus.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

4

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Guaranteed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current premium allocations; charges deducted since the last report; any liens; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Experts

The statements of assets and liabilities of Protective Variable Life Separate Account as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2010 and 2009 and included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Companies as of December 31, 2010, and 2009 and for each of the three years in the period ended December 31, 2010, included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100F Street, N.E., Washington, DC 20540. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

Financial Statements

The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2010 and 2009 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2010 and 2009 and the related consolidated statements of income, share-owner's equity, and cash flows for each of the three years in the period ended December 31, 2010 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

Financial Statements follow this page.

5

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Protective Variable Life Separate Account
and Board of Directors of Protective Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts as listed in Note 1 to such financial statements of the Protective Variable Life Separate Account (the "Separate Account") at December 31, 2010, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 25, 2011

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at fair value	$11,790	$7,384	$7,978
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	11,790	7,384	7,978
Liabilities
Payable to Protective Life Insurance Company	17	19	6
Net Assets	$11,773	$7,365	$7,972
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Assets
Investment in sub-accounts at fair value	$6,276	$8,947	$2,546
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	6,276	8,947	2,546
Liabilities
Payable to Protective Life Insurance Company	3	10	—
Net Assets	$6,273	$8,937	$2,546
	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
Assets
Investment in sub-accounts at fair value	$997	$1,390	$768
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	997	1,390	768
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$997	$1,390	$768

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Assets
Investment in sub-accounts at fair value	$258	$82	$275
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	258	82	275
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$258	$82	$275
	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
Assets
Investment in sub-accounts at fair value	$88	$73	$4,672
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	88	73	4,672
Liabilities
Payable to Protective Life Insurance Company	—	—	13
Net Assets	$88	$73	$4,659
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Assets
Investment in sub-accounts at fair value	$5,238	$5,287	$14,717
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	5,238	5,287	14,717
Liabilities
Payable to Protective Life Insurance Company	11	8	22
Net Assets	$5,227	$5,279	$14,695

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
Assets
Investment in sub-accounts at fair value	$3,251	$3,034	$2,356
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	3,251	3,034	2,356
Liabilities
Payable to Protective Life Insurance Company	—	11	1
Net Assets	$3,251	$3,023	$2,355
	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA
Assets
Investment in sub-accounts at fair value	$888	$979	$6,284
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	888	979	6,284
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$888	$979	$6,284
	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Assets
Investment in sub-accounts at fair value	$3,266	$8,738	$7,686
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	3,266	8,738	7,686
Liabilities
Payable to Protective Life Insurance Company	9	25	61
Net Assets	$3,257	$8,713	$7,625

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
Assets
Investment in sub-accounts at fair value	$10,618	$11,667	$901
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	10,618	11,667	901
Liabilities
Payable to Protective Life Insurance Company	5	13	—
Net Assets	$10,613	$11,654	$901
	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income
Assets
Investment in sub-accounts at fair value	$4,588	$25,966	$18,068
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,588	25,966	18,068
Liabilities
Payable to Protective Life Insurance Company	8	30	18
Net Assets	$4,580	$25,936	$18,050
	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II
Assets
Investment in sub-accounts at fair value	$1,768	$13,815	$4,146
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,768	13,815	4,146
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,768	$13,815	$4,146

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Global Tactical Asset Alloc II	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II
Assets
Investment in sub-accounts at fair value	$83	$534	$53
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	83	534	53
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$83	$534	$53
	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Assets
Investment in sub-accounts at fair value	$186	$15,315	$12,815
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	186	15,315	12,815
Liabilities
Payable to Protective Life Insurance Company	—	3	8
Net Assets	$186	$15,312	$12,807
	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure
Assets
Investment in sub-accounts at fair value	$13,401	$2,817	$8,042
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	13,401	2,817	8,042
Liabilities
Payable to Protective Life Insurance Company	18	6	—
Net Assets	$13,383	$2,811	$8,042

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Assets
Investment in sub-accounts at fair value	$569	$287	$272
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	569	287	272
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$569	$287	$272
	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Assets
Investment in sub-accounts at fair value	$3,482	$1,439	$12,953
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	3,482	1,439	12,953
Liabilities
Payable to Protective Life Insurance Company	27	14	14
Net Assets	$3,455	$1,425	$12,939
	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Invest Grade Bonds SC
Assets
Investment in sub-accounts at fair value	$4,544	$1,799	$2,193
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,544	1,799	2,193
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$4,544	$1,799	$2,193

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
Assets
Investment in sub-accounts at fair value	$254	$494	$1,087
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	254	494	1,087
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$254	$494	$1,087
	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Assets
Investment in sub-accounts at fair value	$9,526	$4,950	$1,829
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	9,526	4,950	1,829
Liabilities
Payable to Protective Life Insurance Company	—	1	—
Net Assets	$9,526	$4,949	$1,829
	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Assets
Investment in sub-accounts at fair value	$375	$2,917	$7,190
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	375	2,917	7,190
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$375	$2,917	$7,190

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Mutual Shares Securities
Assets
Investment in sub-accounts at fair value	$4,400	$3,668	$14,515
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	4,400	3,668	14,515
Liabilities
Payable to Protective Life Insurance Company	—	—	1
Net Assets	$4,400	$3,668	$14,514
	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor
Assets
Investment in sub-accounts at fair value	$67	$35	$129
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	67	35	129
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$67	$35	$129
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor
Assets
Investment in sub-accounts at fair value	$156	$240	$59
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	156	240	59
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$156	$240	$59

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Assets
Investment in sub-accounts at fair value	$1,996	$180	$238
Receivable from Protective Life Insurance Company	—	—	—
Total Assets	1,996	180	238
Liabilities
Payable to Protective Life Insurance Company	—	—	—
Net Assets	$1,996	$180	$238

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$90	$108	$112
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(38)	105	(58)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(38)	105	(58)
Net unrealized appreciation (depreciation) on investments during the period	1,147	490	862
Net realized and unrealized gain (loss) on investments	1,109	595	804
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,199	$703	$916
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Investment Income
Dividends	$31	$37	$16
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(265)	104	(22)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(265)	104	(22)
Net unrealized appreciation (depreciation) on investments during the period	1,752	741	522
Net realized and unrealized gain (loss) on investments	1,487	845	500
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,518	$882	$516

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
Investment Income
Dividends	$2	$8	$9
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	1	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	1	—
Net unrealized appreciation (depreciation) on investments during the period	91	124	64
Net realized and unrealized gain (loss) on investments	91	125	64
Net Increase (Decrease) in Net Assets Resulting from Operations	$93	$133	$73
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Investment Income
Dividends	$1	$1	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	8	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	8	—	—
Net unrealized appreciation (depreciation) on investments during the period	55	8	28
Net realized and unrealized gain (loss) on investments	63	8	28
Net Increase (Decrease) in Net Assets Resulting from Operations	$64	$9	$28

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
Investment Income
Dividends	$—	$1	$5
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	(9)	17
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	(9)	17
Net unrealized appreciation (depreciation) on investments during the period	7	15	605
Net realized and unrealized gain (loss) on investments	7	6	622
Net Increase (Decrease) in Net Assets Resulting from Operations	$7	$7	$627
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Investment Income
Dividends	$43	$60	$384
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	9	65	(5)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	9	65	(5)
Net unrealized appreciation (depreciation) on investments during the period	668	409	967
Net realized and unrealized gain (loss) on investments	677	474	962
Net Increase (Decrease) in Net Assets Resulting from Operations	$720	$534	$1,346

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
Investment Income
Dividends	$—	$92	$10
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	8	(56)	17
Capital gain distribution	—	—	—
Net realized gain (loss) investments	8	(56)	17
Net unrealized appreciation (depreciation) on investments during the period	857	334	234
Net realized and unrealized gain (loss) on investments	865	278	251
Net Increase (Decrease) in Net Assets Resulting from Operations	$865	$370	$261
	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA
Investment Income
Dividends	$8	$3	$2
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	1	—	—
Net realized gain (loss) investments	1	—	—
Net unrealized appreciation (depreciation) on investments during the period	11	82	2
Net realized and unrealized gain (loss) on investments	12	82	2
Net Increase (Decrease) in Net Assets Resulting from Operations	$20	$85	$4

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Investment Income
Dividends	$—	$14	$77
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(43)	104	(26)
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(43)	104	(26)
Net unrealized appreciation (depreciation) on investments during the period	761	634	1,031
Net realized and unrealized gain (loss) on investments	718	738	1,005
Net Increase (Decrease) in Net Assets Resulting from Operations	$718	$752	$1,082
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
Investment Income
Dividends	$826	$137	$52
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	2	14	1
Capital gain distribution	—	—	—
Net realized gain (loss) investments	2	14	1
Net unrealized appreciation (depreciation) on investments during the period	546	1,435	63
Net realized and unrealized gain (loss) on investments	548	1,449	64
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,374	$1,586	$116

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income
Investment Income
Dividends	$—	$31	$17
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	85	19	22
Capital gain distribution	—	—	—
Net realized gain (loss) investments	85	19	22
Net unrealized appreciation (depreciation) on investments during the period	692	3,544	1,986
Net realized and unrealized gain (loss) on investments	777	3,563	2,008
Net Increase (Decrease) in Net Assets Resulting from Operations	$777	$3,594	$2,025
	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II
Investment Income
Dividends	$—	$252	$8
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(1)	7	6
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(1)	7	6
Net unrealized appreciation (depreciation) on investments during the period	372	1,219	182
Net realized and unrealized gain (loss) on investments	371	1,226	188
Net Increase (Decrease) in Net Assets Resulting from Operations	$371	$1,478	$196

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Global Tactical Asset Alloc II	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II
Investment Income
Dividends	$—	$6	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	—	—
Net unrealized appreciation (depreciation) on investments during the period	7	41	5
Net realized and unrealized gain (loss) on investments	7	41	5
Net Increase (Decrease) in Net Assets Resulting from Operations	$7	$47	$5
	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Investment Income
Dividends	$10	$78	$742
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	9	21
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	9	21
Net unrealized appreciation (depreciation) on investments during the period	17	2,192	658
Net realized and unrealized gain (loss) on investments	17	2,201	679
Net Increase (Decrease) in Net Assets Resulting from Operations	$27	$2,279	$1,421

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure
Investment Income
Dividends	$48	$—	$216
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	193	39	6
Capital gain distribution	—	16	—
Net realized gain (loss) investments	193	55	6
Net unrealized appreciation (depreciation) on investments during the period	2,527	487	817
Net realized and unrealized gain (loss) on investments	2,720	542	823
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,768	$542	$1,039
	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Investment Income
Dividends	$4	$1	$1
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	(2)	(1)	—
Capital gain distribution	—	—	—
Net realized gain (loss) investments	(2)	(1)	—
Net unrealized appreciation (depreciation) on investments during the period	85	32	30
Net realized and unrealized gain (loss) on investments	83	31	30
Net Increase (Decrease) in Net Assets Resulting from Operations	$87	$32	$31

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
Investment Income
Dividends	$60	$2	$129
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	2	3	4
Capital gain distribution	58	4	5
Net realized gain (loss) investments	60	7	9
Net unrealized appreciation (depreciation) on investments during the period	324	272	1,748
Net realized and unrealized gain (loss) on investments	384	279	1,757
Net Increase (Decrease) in Net Assets Resulting from Operations	$444	$281	$1,886
	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Invest Grade Bonds SC
Investment Income
Dividends	$11	$29	$76
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	8	7	1
Capital gain distribution	12	—	24
Net realized gain (loss) investments	20	7	25
Net unrealized appreciation (depreciation) on investments during the period	983	208	43
Net realized and unrealized gain (loss) on investments	1,003	215	68
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,014	$244	$144

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
Investment Income
Dividends	$5	$10	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	2
Capital gain distribution	2	3	—
Net realized gain (loss) investments	2	3	2
Net unrealized appreciation (depreciation) on investments during the period	12	40	143
Net realized and unrealized gain (loss) on investments	14	43	145
Net Increase (Decrease) in Net Assets Resulting from Operations	$19	$53	$145
	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Investment Income
Dividends	$553	$62	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	1
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	—	1
Net unrealized appreciation (depreciation) on investments during the period	476	710	365
Net realized and unrealized gain (loss) on investments	476	710	366
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,029	$772	$366

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Investment Income
Dividends	$1	$79	$82
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	1
Capital gain distribution	—	—	—
Net realized gain (loss) investments	—	—	1
Net unrealized appreciation (depreciation) on investments during the period	54	37	439
Net realized and unrealized gain (loss) on investments	54	37	440
Net Increase (Decrease) in Net Assets Resulting from Operations	$55	$116	$522
	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Mutual Shares Securities
Investment Income
Dividends	$71	$43	$202
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	8	1	1
Capital gain distribution	—	—	—
Net realized gain (loss) investments	8	1	1
Net unrealized appreciation (depreciation) on investments during the period	300	356	1,174
Net realized and unrealized gain (loss) on investments	308	357	1,175
Net Increase (Decrease) in Net Assets Resulting from Operations	$379	$400	$1,377

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor
Investment Income
Dividends	$—	$—	$1
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	—	2
Net realized gain (loss) investments	—	—	2
Net unrealized appreciation (depreciation) on investments during the period	9	6	(10)
Net realized and unrealized gain (loss) on investments	9	6	(8)
Net Increase (Decrease) in Net Assets Resulting from Operations	$9	$6	$(7)
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor
Investment Income
Dividends	$1	$1	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	2	—
Net realized gain (loss) investments	—	2	—
Net unrealized appreciation (depreciation) on investments during the period	—	—	1
Net realized and unrealized gain (loss) on investments	—	2	1
Net Increase (Decrease) in Net Assets Resulting from Operations	$1	$3	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Investment Income
Dividends	$21	$2	$—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	56	—	—
Net realized gain (loss) investments	56	—	—
Net unrealized appreciation (depreciation) on investments during the period	(40)	16	23
Net realized and unrealized gain (loss) on investments	16	16	23
Net Increase (Decrease) in Net Assets Resulting from Operations	$37	$18	$23

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$90	$108	$112
Net realized gain (loss) on investments	(38)	105	(58)
Net unrealized appreciation (depreciation) of investments during the period	1,147	490	862
Net increase (decrease) in net assets resulting from operations	1,199	703	916
From Variable Life Policy Transactions
Contractowners' net payments	946	629	643
Mortality and expense risk charges	(87)	(46)	(46)
Cost of insurance and administrative charges	(629)	(445)	(430)
Surrenders	(365)	(493)	(432)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(31)	(41)	(47)
Transfer (to) from other portfolios	(340)	(211)	(259)
Net increase (decrease) in net assets resulting from variable life policy transactions	(506)	(607)	(571)
Total increase (decrease) in net assets	693	96	345
Net Assets
Beginning of Year	11,080	7,269	7,627
End of Year	$11,773	$7,365	$7,972
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
From Operations
Investment income	$31	$37	$16
Net realized gain (loss) on investments	(265)	104	(22)
Net unrealized appreciation (depreciation) of investments during the period	1,752	741	522
Net increase (decrease) in net assets resulting from operations	1,518	882	516
From Variable Life Policy Transactions
Contractowners' net payments	546	798	211
Mortality and expense risk charges	(39)	(51)	(19)
Cost of insurance and administrative charges	(345)	(542)	(128)
Surrenders	(322)	(733)	(133)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(80)	(135)	20
Transfer (to) from other portfolios	(500)	(247)	(115)
Net increase (decrease) in net assets resulting from variable life policy transactions	(740)	(910)	(164)
Total increase (decrease) in net assets	778	(28)	352
Net Assets
Beginning of Year	5,495	8,965	2,194
End of Year	$6,273	$8,937	$2,546

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$2	$8	$9
Net realized gain (loss) on investments	—	1	—
Net unrealized appreciation (depreciation) of investments during the period	91	124	64
Net increase (decrease) in net assets resulting from operations	93	133	73
From Variable Life Policy Transactions
Contractowners' net payments	163	158	98
Mortality and expense risk charges	(4)	(6)	(3)
Cost of insurance and administrative charges	(60)	(70)	(42)
Surrenders	(8)	(30)	(13)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(1)	(3)	—
Transfer (to) from other portfolios	159	256	130
Net increase (decrease) in net assets resulting from variable life policy transactions	249	305	170
Total increase (decrease) in net assets	342	438	243
Net Assets
Beginning of Year	655	952	525
End of Year	$997	$1,390	$768
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
From Operations
Investment income	$1	$1	$—
Net realized gain (loss) on investments	8	—	—
Net unrealized appreciation (depreciation) of investments during the period	55	8	28
Net increase (decrease) in net assets resulting from operations	64	9	28
From Variable Life Policy Transactions
Contractowners' net payments	39	6	17
Mortality and expense risk charges	(1)	(1)	—
Cost of insurance and administrative charges	(17)	(3)	(6)
Surrenders	(62)	(8)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(2)	—	1
Transfer (to) from other portfolios	(4)	1	235
Net increase (decrease) in net assets resulting from variable life policy transactions	(47)	(5)	247
Total increase (decrease) in net assets	17	4	275
Net Assets
Beginning of Year	241	78	—
End of Year	$258	$82	$275

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC
From Operations
Investment income	$—	$1	$5
Net realized gain (loss) on investments	—	(9)	17
Net unrealized appreciation (depreciation) of investments during the period	7	15	605
Net increase (decrease) in net assets resulting from operations	7	7	627
From Variable Life Policy Transactions
Contractowners' net payments	3	—	413
Mortality and expense risk charges	—	—	(20)
Cost of insurance and administrative charges	(1)	(3)	(277)
Surrenders	—	(20)	(439)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	(97)
Transfer (to) from other portfolios	79	—	97
Net increase (decrease) in net assets resulting from variable life policy transactions	81	(23)	(323)
Total increase (decrease) in net assets	88	(16)	304
Net Assets
Beginning of Year	—	89	4,355
End of Year	$88	$73	$4,659
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Investment income	$43	$60	$384
Net realized gain (loss) on investments	9	65	(5)
Net unrealized appreciation (depreciation) of investments during the period	668	409	967
Net increase (decrease) in net assets resulting from operations	720	534	1,346
From Variable Life Policy Transactions
Contractowners' net payments	360	330	1,066
Mortality and expense risk charges	(21)	(34)	(108)
Cost of insurance and administrative charges	(283)	(262)	(757)
Surrenders	(437)	(334)	(560)
Death benefits	(6)	—	(4)
Net policy loan repayments (withdrawals)	(83)	(35)	(24)
Transfer (to) from other portfolios	256	(29)	145
Net increase (decrease) in net assets resulting from variable life policy transactions	(214)	(364)	(242)
Total increase (decrease) in net assets	506	170	1,104
Net Assets
Beginning of Year	4,721	5,109	13,591
End of Year	$5,227	$5,279	$14,695

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC
From Operations
Investment income	$—	$92	$10
Net realized gain (loss) on investments	8	(56)	17
Net unrealized appreciation (depreciation) of investments during the period	857	334	234
Net increase (decrease) in net assets resulting from operations	865	370	261
From Variable Life Policy Transactions
Contractowners' net payments	287	267	218
Mortality and expense risk charges	(17)	(22)	(18)
Cost of insurance and administrative charges	(157)	(190)	(130)
Surrenders	(160)	(285)	(157)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(37)	(33)	(25)
Transfer (to) from other portfolios	106	(172)	(9)
Net increase (decrease) in net assets resulting from variable life policy transactions	22	(435)	(121)
Total increase (decrease) in net assets	887	(65)	140
Net Assets
Beginning of Year	2,364	3,088	2,215
End of Year	$3,251	$3,023	$2,355
	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA
From Operations
Investment income	$8	$3	$2
Net realized gain (loss) on investments	1	—	—
Net unrealized appreciation (depreciation) of investments during the period	11	82	2
Net increase (decrease) in net assets resulting from operations	20	85	4
From Variable Life Policy Transactions
Contractowners' net payments	46	79	767
Mortality and expense risk charges	(3)	(2)	(52)
Cost of insurance and administrative charges	(27)	(31)	(572)
Surrenders	—	(2)	(442)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	2	(33)
Transfer (to) from other portfolios	843	842	(184)
Net increase (decrease) in net assets resulting from variable life policy transactions	859	888	(516)
Total increase (decrease) in net assets	879	973	(512)
Net Assets
Beginning of Year	9	6	6,796
End of Year	$888	$979	$6,284

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Investment income	$—	$14	$77
Net realized gain (loss) on investments	(43)	104	(26)
Net unrealized appreciation (depreciation) of investments during the period	761	634	1,031
Net increase (decrease) in net assets resulting from operations	718	752	1,082
From Variable Life Policy Transactions
Contractowners' net payments	321	734	462
Mortality and expense risk charges	(15)	(51)	(52)
Cost of insurance and administrative charges	(214)	(489)	(362)
Surrenders	(221)	(553)	(366)
Death benefits	—	—	(5)
Net policy loan repayments (withdrawals)	(47)	(90)	(53)
Transfer (to) from other portfolios	(95)	(139)	(224)
Net increase (decrease) in net assets resulting from variable life policy transactions	(271)	(588)	(600)
Total increase (decrease) in net assets	447	164	482
Net Assets
Beginning of Year	2,810	8,549	7,143
End of Year	$3,257	$8,713	$7,625
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
From Operations
Investment income	$826	$137	$52
Net realized gain (loss) on investments	2	14	1
Net unrealized appreciation (depreciation) of investments during the period	546	1,435	63
Net increase (decrease) in net assets resulting from operations	1,374	1,586	116
From Variable Life Policy Transactions
Contractowners' net payments	738	1,097	134
Mortality and expense risk charges	(69)	(73)	(6)
Cost of insurance and administrative charges	(540)	(616)	(74)
Surrenders	(349)	(401)	(60)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(20)	(36)	(4)
Transfer (to) from other portfolios	413	731	(26)
Net increase (decrease) in net assets resulting from variable life policy transactions	173	702	(36)
Total increase (decrease) in net assets	1,547	2,288	80
Net Assets
Beginning of Year	9,066	9,366	821
End of Year	$10,613	$11,654	$901

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income
From Operations
Investment income	$—	$31	$17
Net realized gain (loss) on investments	85	19	22
Net unrealized appreciation (depreciation) of investments during the period	692	3,544	1,986
Net increase (decrease) in net assets resulting from operations	777	3,594	2,025
From Variable Life Policy Transactions
Contractowners' net payments	393	2,170	1,210
Mortality and expense risk charges	(34)	(195)	(136)
Cost of insurance and administrative charges	(247)	(1,353)	(834)
Surrenders	(250)	(700)	(519)
Death benefits	—	(6)	(7)
Net policy loan repayments (withdrawals)	(48)	(102)	(82)
Transfer (to) from other portfolios	(224)	(112)	357
Net increase (decrease) in net assets resulting from variable life policy transactions	(410)	(298)	(11)
Total increase (decrease) in net assets	367	3,296	2,014
Net Assets
Beginning of Year	4,213	22,640	16,036
End of Year	$4,580	$25,936	$18,050
	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II
From Operations
Investment income	$—	$252	$8
Net realized gain (loss) on investments	(1)	7	6
Net unrealized appreciation (depreciation) of investments during the period	372	1,219	182
Net increase (decrease) in net assets resulting from operations	371	1,478	196
From Variable Life Policy Transactions
Contractowners' net payments	164	1,240	504
Mortality and expense risk charges	(11)	(104)	(33)
Cost of insurance and administrative charges	(99)	(737)	(282)
Surrenders	(24)	(240)	(51)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(10)	(39)	(27)
Transfer (to) from other portfolios	177	216	92
Net increase (decrease) in net assets resulting from variable life policy transactions	197	336	203
Total increase (decrease) in net assets	568	1,814	399
Net Assets
Beginning of Year	1,200	12,001	3,747
End of Year	$1,768	$13,815	$4,146

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Global Tactical Asset Alloc II	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II
From Operations
Investment income	$—	$6	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	7	41	5
Net increase (decrease) in net assets resulting from operations	7	47	5
From Variable Life Policy Transactions
Contractowners' net payments	1	80	2
Mortality and expense risk charges	—	(3)	—
Cost of insurance and administrative charges	(2)	(25)	(1)
Surrenders	—	(12)	(1)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	77	87	48
Net increase (decrease) in net assets resulting from variable life policy transactions	76	127	48
Total increase (decrease) in net assets	83	174	53
Net Assets
Beginning of Year	—	360	—
End of Year	$83	$534	$53
	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
From Operations
Investment income	$10	$78	$742
Net realized gain (loss) on investments	—	9	21
Net unrealized appreciation (depreciation) of investments during the period	17	2,192	658
Net increase (decrease) in net assets resulting from operations	27	2,279	1,421
From Variable Life Policy Transactions
Contractowners' net payments	18	990	753
Mortality and expense risk charges	(1)	(115)	(100)
Cost of insurance and administrative charges	(7)	(683)	(610)
Surrenders	—	(258)	(434)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(1)	(38)	(41)
Transfer (to) from other portfolios	57	50	232
Net increase (decrease) in net assets resulting from variable life policy transactions	66	(54)	(200)
Total increase (decrease) in net assets	93	2,225	1,221
Net Assets
Beginning of Year	93	13,087	11,586
End of Year	$186	$15,312	$12,807

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure
From Operations
Investment income	$48	$—	$216
Net realized gain (loss) on investments	193	55	6
Net unrealized appreciation (depreciation) of investments during the period	2,527	487	817
Net increase (decrease) in net assets resulting from operations	2,768	542	1,039
From Variable Life Policy Transactions
Contractowners' net payments	1,120	233	627
Mortality and expense risk charges	(100)	(21)	(63)
Cost of insurance and administrative charges	(714)	(141)	(417)
Surrenders	(407)	(127)	(154)
Death benefits	—	—	(10)
Net policy loan repayments (withdrawals)	(42)	(17)	29
Transfer (to) from other portfolios	(515)	(39)	(267)
Net increase (decrease) in net assets resulting from variable life policy transactions	(658)	(112)	(255)
Total increase (decrease) in net assets	2,110	430	784
Net Assets
Beginning of Year	11,273	2,381	7,258
End of Year	$13,383	$2,811	$8,042
	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
From Operations
Investment income	$4	$1	$1
Net realized gain (loss) on investments	(2)	(1)	—
Net unrealized appreciation (depreciation) of investments during the period	85	32	30
Net increase (decrease) in net assets resulting from operations	87	32	31
From Variable Life Policy Transactions
Contractowners' net payments	57	20	22
Mortality and expense risk charges	(2)	(1)	—
Cost of insurance and administrative charges	(24)	(15)	(5)
Surrenders	—	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(14)	—	—
Transfer (to) from other portfolios	115	58	221
Net increase (decrease) in net assets resulting from variable life policy transactions	132	62	238
Total increase (decrease) in net assets	219	94	269
Net Assets
Beginning of Year	350	193	3
End of Year	$569	$287	$272

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC
From Operations
Investment income	$60	$2	$129
Net realized gain (loss) on investments	60	7	9
Net unrealized appreciation (depreciation) of investments during the period	324	272	1,748
Net increase (decrease) in net assets resulting from operations	444	281	1,886
From Variable Life Policy Transactions
Contractowners' net payments	372	109	1,301
Mortality and expense risk charges	(26)	(10)	(90)
Cost of insurance and administrative charges	(248)	(84)	(675)
Surrenders	(152)	(44)	(341)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(26)	(6)	(58)
Transfer (to) from other portfolios	19	(22)	217
Net increase (decrease) in net assets resulting from variable life policy transactions	(61)	(57)	354
Total increase (decrease) in net assets	383	224	2,240
Net Assets
Beginning of Year	3,072	1,201	10,699
End of Year	$3,455	$1,425	$12,939
	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Invest Grade Bonds SC
From Operations
Investment income	$11	$29	$76
Net realized gain (loss) on investments	20	7	25
Net unrealized appreciation (depreciation) of investments during the period	983	208	43
Net increase (decrease) in net assets resulting from operations	1,014	244	144
From Variable Life Policy Transactions
Contractowners' net payments	588	152	146
Mortality and expense risk charges	(30)	(12)	(16)
Cost of insurance and administrative charges	(251)	(122)	(121)
Surrenders	(196)	(84)	(63)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(17)	(8)	(2)
Transfer (to) from other portfolios	74	(64)	221
Net increase (decrease) in net assets resulting from variable life policy transactions	168	(138)	165
Total increase (decrease) in net assets	1,182	106	309
Net Assets
Beginning of Year	3,362	1,693	1,884
End of Year	$4,544	$1,799	$2,193

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities
From Operations
Investment income	$5	$10	$—
Net realized gain (loss) on investments	2	3	2
Net unrealized appreciation (depreciation) of investments during the period	12	40	143
Net increase (decrease) in net assets resulting from operations	19	53	145
From Variable Life Policy Transactions
Contractowners' net payments	25	17	98
Mortality and expense risk charges	(1)	(2)	(6)
Cost of insurance and administrative charges	(7)	(14)	(50)
Surrenders	(8)	—	(40)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	1
Transfer (to) from other portfolios	139	201	216
Net increase (decrease) in net assets resulting from variable life policy transactions	148	202	219
Total increase (decrease) in net assets	167	255	364
Net Assets
Beginning of Year	87	239	723
End of Year	$254	$494	$1,087
	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small- Mid Cap Growth Securities
From Operations
Investment income	$553	$62	$—
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	476	710	365
Net increase (decrease) in net assets resulting from operations	1,029	772	366
From Variable Life Policy Transactions
Contractowners' net payments	809	482	186
Mortality and expense risk charges	(64)	(27)	(10)
Cost of insurance and administrative charges	(522)	(262)	(89)
Surrenders	(272)	(139)	(31)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(20)	13	(14)
Transfer (to) from other portfolios	852	987	226
Net increase (decrease) in net assets resulting from variable life policy transactions	783	1,054	268
Total increase (decrease) in net assets	1,812	1,826	634
Net Assets
Beginning of Year	7,714	3,123	1,195
End of Year	$9,526	$4,949	$1,829

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
From Operations
Investment income	$1	$79	$82
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	54	37	439
Net increase (decrease) in net assets resulting from operations	55	116	522
From Variable Life Policy Transactions
Contractowners' net payments	25	233	870
Mortality and expense risk charges	(1)	(17)	(47)
Cost of insurance and administrative charges	(10)	(128)	(439)
Surrenders	—	(83)	(142)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	1	(16)	(15)
Transfer (to) from other portfolios	304	847	703
Net increase (decrease) in net assets resulting from variable life policy transactions	319	836	930
Total increase (decrease) in net assets	374	952	1,452
Net Assets
Beginning of Year	1	1,965	5,738
End of Year	$375	$2,917	$7,190
	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Mutual Shares Securities
From Operations
Investment income	$71	$43	$202
Net realized gain (loss) on investments	8	1	1
Net unrealized appreciation (depreciation) of investments during the period	300	356	1,174
Net increase (decrease) in net assets resulting from operations	379	400	1,377
From Variable Life Policy Transactions
Contractowners' net payments	457	252	1,536
Mortality and expense risk charges	(29)	(23)	(92)
Cost of insurance and administrative charges	(238)	(162)	(833)
Surrenders	(199)	(99)	(183)
Death benefits	—	(46)	—
Net policy loan repayments (withdrawals)	8	(18)	(24)
Transfer (to) from other portfolios	674	828	2,149
Net increase (decrease) in net assets resulting from variable life policy transactions	673	732	2,553
Total increase (decrease) in net assets	1,052	1,132	3,930
Net Assets
Beginning of Year	3,348	2,536	10,584
End of Year	$4,400	$3,668	$14,514

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor
From Operations
Investment income	$—	$—	$1
Net realized gain (loss) on investments	—	—	2
Net unrealized appreciation (depreciation) of investments during the period	9	6	(10)
Net increase (decrease) in net assets resulting from operations	9	6	(7)
From Variable Life Policy Transactions
Contractowners' net payments	1	—	20
Mortality and expense risk charges	—	—	—
Cost of insurance and administrative charges	(1)	—	(2)
Surrenders	—	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	58	29	118
Net increase (decrease) in net assets resulting from variable life policy transactions	58	29	136
Total increase (decrease) in net assets	67	35	129
Net Assets
Beginning of Year	—	—	—
End of Year	$67	$35	$129
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor
From Operations
Investment income	$1	$1	$—
Net realized gain (loss) on investments	—	2	—
Net unrealized appreciation (depreciation) of investments during the period	—	—	1
Net increase (decrease) in net assets resulting from operations	1	3	1
From Variable Life Policy Transactions
Contractowners' net payments	19	9	4
Mortality and expense risk charges	—	—	—
Cost of insurance and administrative charges	(2)	(4)	(1)
Surrenders	—	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	138	232	55
Net increase (decrease) in net assets resulting from variable life policy transactions	155	237	58
Total increase (decrease) in net assets	156	240	59
Net Assets
Beginning of Year	—	—	—
End of Year	$156	$240	$59

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Investment income	$21	$2	$—
Net realized gain (loss) on investments	56	—	—
Net unrealized appreciation (depreciation) of investments during the period	(40)	16	23
Net increase (decrease) in net assets resulting from operations	37	18	23
From Variable Life Policy Transactions
Contractowners' net payments	86	14	10
Mortality and expense risk charges	(5)	—	—
Cost of insurance and administrative charges	(51)	(3)	(5)
Surrenders	(35)	—	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	1	—	—
Transfer (to) from other portfolios	1,942	151	210
Net increase (decrease) in net assets resulting from variable life policy transactions	1,938	162	215
Total increase (decrease) in net assets	1,975	180	238
Net Assets
Beginning of Year	21	—	—
End of Year	$1,996	$180	$238

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Investment income	$177	$121	$142
Net realized gain (loss) on investments	8	59	(104)
Net unrealized appreciation (depreciation) of investments during the period	1,528	1,475	1,291
Net increase (decrease) in net assets resulting from operations	1,713	1,655	1,329
From Variable Life Policy Transactions
Contractowners' net payments	1,035	755	712
Mortality and expense risk charges	(78)	(48)	(50)
Cost of insurance and administrative charges	(674)	(506)	(472)
Surrenders	(296)	(439)	(301)
Death benefits	—	—	(9)
Net policy loan repayments (withdrawals)	(42)	(51)	(72)
Transfer (to) from other portfolios	(191)	(267)	(253)
Net increase (decrease) in net assets resulting from variable life policy transactions	(246)	(556)	(445)
Total increase (decrease) in net assets	1,467	1,099	884
Net Assets
Beginning of Year	9,613	6,170	6,743
End of Year	$11,080	$7,269	$7,627
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Capital Growth	Goldman Sachs Mid Cap Value
From Operations
Investment income	$57	$36	$35
Net realized gain (loss) on investments	(127)	57	13
Net unrealized appreciation (depreciation) of investments during the period	1,276	2,916	513
Net increase (decrease) in net assets resulting from operations	1,206	3,009	561
From Variable Life Policy Transactions
Contractowners' net payments	593	903	236
Mortality and expense risk charges	(35)	(55)	(16)
Cost of insurance and administrative charges	(364)	(585)	(131)
Surrenders	(376)	(457)	(64)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(3)	(80)	(1)
Transfer (to) from other portfolios	(153)	(342)	(103)
Net increase (decrease) in net assets resulting from variable life policy transactions	(338)	(616)	(79)
Total increase (decrease) in net assets	868	2,393	482
Net Assets
Beginning of Year	4,627	6,572	1,712
End of Year	$5,495	$8,965	$2,194

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Capital Growth SC	Goldman Sachs Large Cap Value SC	Goldman Sachs Strategic International Equity SC
From Operations
Investment income	$1	$14	$7
Net realized gain (loss) on investments	2	4	—
Net unrealized appreciation (depreciation) of investments during the period	187	115	74
Net increase (decrease) in net assets resulting from operations	190	133	81
From Variable Life Policy Transactions
Contractowners' net payments	96	84	44
Mortality and expense risk charges	(3)	(3)	(2)
Cost of insurance and administrative charges	(43)	(41)	(27)
Surrenders	(19)	(71)	(1)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(1)	(2)	(1)
Transfer (to) from other portfolios	249	583	295
Net increase (decrease) in net assets resulting from variable life policy transactions	279	550	308
Total increase (decrease) in net assets	469	683	389
Net Assets
Beginning of Year	186	269	136
End of Year	$655	$952	$525
	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Calvert VP SRI Balanced
From Operations
Investment income	$2	$1	$2
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	47	10	18
Net increase (decrease) in net assets resulting from operations	49	11	20
From Variable Life Policy Transactions
Contractowners' net payments	31	5	—
Mortality and expense risk charges	(1)	—	(1)
Cost of insurance and administrative charges	(12)	(2)	(4)
Surrenders	(1)	—	(1)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	—
Transfer (to) from other portfolios	136	54	—
Net increase (decrease) in net assets resulting from variable life policy transactions	153	57	(6)
Total increase (decrease) in net assets	202	68	14
Net Assets
Beginning of Year	39	10	75
End of Year	$241	$78	$89

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC
From Operations
Investment income	$12	$61	$72
Net realized gain (loss) on investments	(52)	(98)	(50)
Net unrealized appreciation (depreciation) of investments during the period	1,242	1,156	1,059
Net increase (decrease) in net assets resulting from operations	1,202	1,119	1,081
From Variable Life Policy Transactions
Contractowners' net payments	440	386	363
Mortality and expense risk charges	(24)	(25)	(34)
Cost of insurance and administrative charges	(284)	(293)	(268)
Surrenders	(305)	(345)	(162)
Death benefits	(8)	—	(10)
Net policy loan repayments (withdrawals)	(91)	(2)	(17)
Transfer (to) from other portfolios	67	(217)	(101)
Net increase (decrease) in net assets resulting from variable life policy transactions	(205)	(496)	(229)
Total increase (decrease) in net assets	997	623	852
Net Assets
Beginning of Year	3,358	4,098	4,257
End of Year	$4,355	$4,721	$5,109
	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC
From Operations
Investment income	$417	$—	$134
Net realized gain (loss) on investments	(15)	31	38
Net unrealized appreciation (depreciation) of investments during the period	1,633	914	642
Net increase (decrease) in net assets resulting from operations	2,035	945	814
From Variable Life Policy Transactions
Contractowners' net payments	1,045	269	334
Mortality and expense risk charges	(99)	(16)	(23)
Cost of insurance and administrative charges	(768)	(148)	(197)
Surrenders	(349)	(162)	(179)
Death benefits	(2)	—	—
Net policy loan repayments (withdrawals)	(36)	(61)	(35)
Transfer (to) from other portfolios	574	57	(50)
Net increase (decrease) in net assets resulting from variable life policy transactions	365	(61)	(150)
Total increase (decrease) in net assets	2,400	884	664
Net Assets
Beginning of Year	11,191	1,480	2,424
End of Year	$13,591	$2,364	$3,088

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC
From Operations
Investment income	$14	$—	$—
Net realized gain (loss) on investments	(15)	—	—
Net unrealized appreciation (depreciation) of investments during the period	647	—	—
Net increase (decrease) in net assets resulting from operations	646	—	—
From Variable Life Policy Transactions
Contractowners' net payments	237	—	—
Mortality and expense risk charges	(16)	—	—
Cost of insurance and administrative charges	(144)	—	—
Surrenders	(71)	—	—
Death benefits	(2)	—	—
Net policy loan repayments (withdrawals)	(32)	—	—
Transfer (to) from other portfolios	(102)	9	6
Net increase (decrease) in net assets resulting from variable life policy transactions	(130)	9	6
Total increase (decrease) in net assets	516	9	6
Net Assets
Beginning of Year	1,699	—	—
End of Year	$2,215	$9	$6
	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA
From Operations
Investment income	$18	$—	$23
Net realized gain (loss) on investments	—	14	(18)
Net unrealized appreciation (depreciation) of investments during the period	(1)	699	2,675
Net increase (decrease) in net assets resulting from operations	17	713	2,680
From Variable Life Policy Transactions
Contractowners' net payments	931	383	853
Mortality and expense risk charges	(53)	(17)	(53)
Cost of insurance and administrative charges	(578)	(227)	(518)
Surrenders	(901)	(235)	(461)
Death benefits	—	(6)	(8)
Net policy loan repayments (withdrawals)	(281)	(28)	(40)
Transfer (to) from other portfolios	2,249	(12)	(89)
Net increase (decrease) in net assets resulting from variable life policy transactions	1,367	(142)	(316)
Total increase (decrease) in net assets	1,384	571	2,364
Net Assets
Beginning of Year	5,412	2,239	6,185
End of Year	$6,796	$2,810	$8,549

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA
From Operations
Investment income	$116	$41	$173
Net realized gain (loss) on investments	5	(30)	312
Net unrealized appreciation (depreciation) of investments during the period	1,457	1,400	2,271
Net increase (decrease) in net assets resulting from operations	1,578	1,411	2,756
From Variable Life Policy Transactions
Contractowners' net payments	598	667	1,046
Mortality and expense risk charges	(50)	(65)	(66)
Cost of insurance and administrative charges	(383)	(526)	(617)
Surrenders	(117)	(256)	(452)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(36)	(25)	(65)
Transfer (to) from other portfolios	(213)	297	(137)
Net increase (decrease) in net assets resulting from variable life policy transactions	(201)	92	(291)
Total increase (decrease) in net assets	1,377	1,503	2,465
Net Assets
Beginning of Year	5,766	7,563	6,901
End of Year	$7,143	$9,066	$9,366
	Oppenheimer High Income Fund/VA	Van Eck VIP Real Estate	Invesco Van Kampen VI Capital Growth
From Operations
Investment income	$—	$—	$4
Net realized gain (loss) on investments	1	(4)	48
Net unrealized appreciation (depreciation) of investments during the period	168	6	1,699
Net increase (decrease) in net assets resulting from operations	169	2	1,751
From Variable Life Policy Transactions
Contractowners' net payments	128	—	452
Mortality and expense risk charges	(5)	—	(30)
Cost of insurance and administrative charges	(71)	—	(260)
Surrenders	(35)	—	(333)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(6)	—	(63)
Transfer (to) from other portfolios	225	(11)	6
Net increase (decrease) in net assets resulting from variable life policy transactions	236	(11)	(228)
Total increase (decrease) in net assets	405	(9)	1,523
Net Assets
Beginning of Year	416	9	2,690
End of Year	$821	$—	$4,213

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II
From Operations
Investment income	$923	$560	$—
Net realized gain (loss) on investments	15	13	—
Net unrealized appreciation (depreciation) of investments during the period	4,122	2,565	388
Net increase (decrease) in net assets resulting from operations	5,060	3,138	388
From Variable Life Policy Transactions
Contractowners' net payments	2,220	1,188	153
Mortality and expense risk charges	(164)	(117)	(7)
Cost of insurance and administrative charges	(1,364)	(829)	(79)
Surrenders	(463)	(255)	(32)
Death benefits	—	(2)	—
Net policy loan repayments (withdrawals)	(23)	(40)	(10)
Transfer (to) from other portfolios	(371)	(92)	186
Net increase (decrease) in net assets resulting from variable life policy transactions	(165)	(147)	211
Total increase (decrease) in net assets	4,895	2,991	599
Net Assets
Beginning of Year	17,745	13,045	601
End of Year	$22,640	$16,036	$1,200
	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II	Invesco Van Kampen VI International Growth Equity II
From Operations
Investment income	$285	$231	$1
Net realized gain (loss) on investments	19	(23)	—
Net unrealized appreciation (depreciation) of investments during the period	1,881	(187)	52
Net increase (decrease) in net assets resulting from operations	2,185	21	53
From Variable Life Policy Transactions
Contractowners' net payments	1,122	434	29
Mortality and expense risk charges	(88)	(31)	(1)
Cost of insurance and administrative charges	(726)	(288)	(11)
Surrenders	(152)	(47)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(29)	(1)	—
Transfer (to) from other portfolios	249	(138)	250
Net increase (decrease) in net assets resulting from variable life policy transactions	376	(71)	267
Total increase (decrease) in net assets	2,561	(50)	320
Net Assets
Beginning of Year	9,440	3,797	40
End of Year	$12,001	$3,747	$360

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Van Kampen Enterprise	UIF Global Real Estate II	Lord Abbett Growth & Income
From Operations
Investment income	$28	$—	$118
Net realized gain (loss) on investments	(1,167)	2	10
Net unrealized appreciation (depreciation) of investments during the period	1,131	28	1,957
Net increase (decrease) in net assets resulting from operations	(8)	30	2,085
From Variable Life Policy Transactions
Contractowners' net payments	105	10	994
Mortality and expense risk charges	(6)	—	(95)
Cost of insurance and administrative charges	(58)	(4)	(694)
Surrenders	(73)	(15)	(182)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	—	—	(69)
Transfer (to) from other portfolios	(2,507)	30	465
Net increase (decrease) in net assets resulting from variable life policy transactions	(2,539)	21	419
Total increase (decrease) in net assets	(2,547)	51	2,504
Net Assets
Beginning of Year	2,547	42	10,583
End of Year	$—	$93	$13,087
	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities
From Operations
Investment income	$675	$49	$—
Net realized gain (loss) on investments	27	17	19
Net unrealized appreciation (depreciation) of investments during the period	2,212	2,319	740
Net increase (decrease) in net assets resulting from operations	2,914	2,385	759
From Variable Life Policy Transactions
Contractowners' net payments	724	1,328	253
Mortality and expense risk charges	(86)	(81)	(17)
Cost of insurance and administrative charges	(618)	(733)	(142)
Surrenders	(289)	(266)	(85)
Death benefits	—	(2)	—
Net policy loan repayments (withdrawals)	(23)	(73)	(14)
Transfer (to) from other portfolios	475	(267)	8
Net increase (decrease) in net assets resulting from variable life policy transactions	183	(94)	3
Total increase (decrease) in net assets	3,097	2,291	762
Net Assets
Beginning of Year	8,489	8,982	1,619
End of Year	$11,586	$11,273	$2,381

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Lord Abbett Capital Structure	Lord Abbett International Opportunities	Lord Abbett Classic Stock
From Operations
Investment income	$228	$5	$1
Net realized gain (loss) on investments	5	—	1
Net unrealized appreciation (depreciation) of investments during the period	1,100	54	42
Net increase (decrease) in net assets resulting from operations	1,333	59	44
From Variable Life Policy Transactions
Contractowners' net payments	654	23	10
Mortality and expense risk charges	(54)	(1)	(1)
Cost of insurance and administrative charges	(427)	(11)	(8)
Surrenders	(69)	—	(5)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(25)	18	—
Transfer (to) from other portfolios	212	198	117
Net increase (decrease) in net assets resulting from variable life policy transactions	291	227	113
Total increase (decrease) in net assets	1,624	286	157
Net Assets
Beginning of Year	5,634	64	36
End of Year	$7,258	$350	$193
	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC
From Operations
Investment income	$—	$66	$4
Net realized gain (loss) on investments	—	102	14
Net unrealized appreciation (depreciation) of investments during the period	—	505	259
Net increase (decrease) in net assets resulting from operations	—	673	277
From Variable Life Policy Transactions
Contractowners' net payments	—	371	192
Mortality and expense risk charges	—	(23)	(9)
Cost of insurance and administrative charges	—	(304)	(104)
Surrenders	—	(172)	(79)
Death benefits	—	—	(2)
Net policy loan repayments (withdrawals)	—	(12)	(2)
Transfer (to) from other portfolios	3	68	(10)
Net increase (decrease) in net assets resulting from variable life policy transactions	3	(72)	(14)
Total increase (decrease) in net assets	3	601	263
Net Assets
Beginning of Year	—	2,471	938
End of Year	$3	$3,072	$1,201

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC
From Operations
Investment income	$119	$17	$32
Net realized gain (loss) on investments	9	15	—
Net unrealized appreciation (depreciation) of investments during the period	2,618	875	341
Net increase (decrease) in net assets resulting from operations	2,746	907	373
From Variable Life Policy Transactions
Contractowners' net payments	1,307	475	145
Mortality and expense risk charges	(72)	(22)	(10)
Cost of insurance and administrative charges	(656)	(219)	(123)
Surrenders	(231)	(97)	(29)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(13)	(16)	(10)
Transfer (to) from other portfolios	641	486	213
Net increase (decrease) in net assets resulting from variable life policy transactions	976	607	186
Total increase (decrease) in net assets	3,722	1,514	559
Net Assets
Beginning of Year	6,977	1,848	1,134
End of Year	$10,699	$3,362	$1,693
	Fidelity Investment Grade Bonds SC	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC
From Operations
Investment income	$139	$3	$7
Net realized gain (loss) on investments	13	5	2
Net unrealized appreciation (depreciation) of investments during the period	78	13	41
Net increase (decrease) in net assets resulting from operations	230	21	50
From Variable Life Policy Transactions
Contractowners' net payments	112	14	7
Mortality and expense risk charges	(14)	(1)	(2)
Cost of insurance and administrative charges	(115)	(5)	(8)
Surrenders	(31)	(1)	—
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(2)	—	—
Transfer (to) from other portfolios	294	30	123
Net increase (decrease) in net assets resulting from variable life policy transactions	244	37	120
Total increase (decrease) in net assets	474	58	170
Net Assets
Beginning of Year	1,410	29	69
End of Year	$1,884	$87	$239

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities
From Operations
Investment income	$—	$475	$30
Net realized gain (loss) on investments	1	1	—
Net unrealized appreciation (depreciation) of investments during the period	166	1,425	455
Net increase (decrease) in net assets resulting from operations	167	1,901	485
From Variable Life Policy Transactions
Contractowners' net payments	54	695	334
Mortality and expense risk charges	(4)	(50)	(17)
Cost of insurance and administrative charges	(37)	(465)	(181)
Surrenders	(6)	(73)	(15)
Death benefits	—	(9)	—
Net policy loan repayments (withdrawals)	—	(28)	(12)
Transfer (to) from other portfolios	219	1,295	1,159
Net increase (decrease) in net assets resulting from variable life policy transactions	226	1,365	1,268
Total increase (decrease) in net assets	393	3,266	1,753
Net Assets
Beginning of Year	330	4,448	1,370
End of Year	$723	$7,714	$3,123
	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund
From Operations
Investment income	$—	$—	$54
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	314	—	(16)
Net increase (decrease) in net assets resulting from operations	314	—	39
From Variable Life Policy Transactions
Contractowners' net payments	172	—	133
Mortality and expense risk charges	(7)	—	(12)
Cost of insurance and administrative charges	(68)	—	(85)
Surrenders	(20)	—	(195)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	19	—	(5)
Transfer (to) from other portfolios	209	1	1,029
Net increase (decrease) in net assets resulting from variable life policy transactions	305	1	865
Total increase (decrease) in net assets	619	1	904
Net Assets
Beginning of Year	576	—	1,061
End of Year	$1,195	$1	$1,965

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Bond Securities Fund II
From Operations
Investment income	$138	$73	$259
Net realized gain (loss) on investments	1	91	—
Net unrealized appreciation (depreciation) of investments during the period	1,194	710	72
Net increase (decrease) in net assets resulting from operations	1,333	874	331
From Variable Life Policy Transactions
Contractowners' net payments	750	437	180
Mortality and expense risk charges	(37)	(22)	(16)
Cost of insurance and administrative charges	(402)	(215)	(118)
Surrenders	(28)	(68)	(56)
Death benefits	—	—	—
Net policy loan repayments (withdrawals)	(6)	(22)	(1)
Transfer (to) from other portfolios	572	378	780
Net increase (decrease) in net assets resulting from variable life policy transactions	849	488	769
Total increase (decrease) in net assets	2,182	1,362	1,100
Net Assets
Beginning of Year	3,556	1,986	1,436
End of Year	$5,738	$3,348	$2,536

	Mutual Shares Securities	PIMCO VIT Total Return Advisor
From Operations
Investment income	$164	$—
Net realized gain (loss) on investments	—	—
Net unrealized appreciation (depreciation) of investments during the period	1,889	—
Net increase (decrease) in net assets resulting from operations	2,053
From Variable Life Policy Transactions
Contractowners' net payments	1,277	—
Mortality and expense risk charges	(68)	—
Cost of insurance and administrative charges	(730)	—
Surrenders	(103)	—
Death benefits	—	—
Net policy loan repayments (withdrawals)	(29)	—
Transfer (to) from other portfolios	1,651	21
Net increase (decrease) in net assets resulting from variable life policy transactions	1,998	21
Total increase (decrease) in net assets	4,051	21
Net Assets
Beginning of Year	6,533	—
End of Year	$10,584	$21

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.  ORGANIZATION

The Protective Variable Life Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies ("Contracts").

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended.

At December 31, 2010, the Separate Account was comprised of seventy-five subaccounts:

Subaccounts

Goldman Sachs Large Cap Value(b)

Goldman Sachs Strategic International Equity

Goldman Sachs Structured US Equity

Goldman Sachs Structured Small Cap Equity

Goldman Sachs Strategic Growth(b)

Goldman Sachs Mid Cap Value

Goldman Sachs Strategic Growth SC(b)

Goldman Sachs Large Cap Value Fund SC(b)

Goldman Sachs Strategic International Equity SC

Goldman Sachs Structured Small Cap Equity SC

Goldman Sachs Structured US Equity SC

Goldman Sachs VIT Growth Opportunities SC

Goldman Sachs Mid Cap Value SC(a)

Calvert VP SRI Balanced(b)

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Investors Growth Stock IC

MFS VIT Research Bond SC

MFS VIT Value SC

Oppenheimer Money Fund/VA

Oppenheimer Small & Mid Cap Fund/VA(b)

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Global Strategic Income Fund/VA(b)

Oppenheimer Global Securites Fund/VA

Oppenheimer High Income Fund/VA

Invesco Van Kampen V I Capital Growth(c)

Invesco Van Kampen V I Comstock(c)

Invesco Van Kampen V I Growth & Income(c)

Invesco Van Kampen V I Mid-Cap Growth II(c)

Invesco Van Kampen V I Equity and Income II(c)

Invesco Van Kampen V I Government II(c)

Invesco Van Kampen V I Global Tactical
Asset Alloc II(c)

Invesco Van Kampen V I International
Growth Equity II(c)

Invesco Van Kampen V I Mid Cap Value II(c)

UIF Global Real Estate II

Lord Abbett Growth & Income

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Value

Lord Abbett Growth Opportunities

Lord Abbett Capital Structure(b)

Lord Abbett International Opportunities(b)

Lord Abbett Classic Stock(b)

Lord Abbett Series Fundamental Equity VC(b)

Fidelity Index 500 Portfolio SC

Fidelity Growth Portfolio SC

Fidelity Contrafund Portfolio SC

Fidelity Mid Cap SC

Fidelity Equity Income SC

Fidelity Invest Grade Bonds SC

Fidelity Freedom Fund - 2015 Maturity SC

Fidelity Freedom Fund - 2020 Maturity SC

Franklin Flex Cap Growth Securities

Franklin Income Securities

Franklin Rising Dividend Securities

Franklin Small-Mid Cap Growth Securities

Franklin Small Cap Value Securities CL 2

Franklin US Government Fund

Templeton Growth Securities

Templeton Foreign Securities

Templeton Global Bond Securities Fund II(b)

Mutual Shares Securities

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.  ORGANIZATION — (Continued)

Subaccounts — continued

Legg Mason ClearBridge Variable Mid Cap Core II

Legg Mason ClearBridge Variable Small Cap Growth II

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(a)  Added May 3, 2010

(b)  Fund name changed. See below.

(c)  On June 1, 2010, all of the assets of the old fund were combined with those of a newly organized fund with the same invesment objective. See below.

Old Fund Name	New Fund Name
Goldman Sachs Growth & Income	Goldman Sachs Large Cap Value

Goldman Sachs Capital Growth	Goldman Sachs Strategic Growth

Goldman Sachs Capital Growth SC	Goldman Sachs Strategic Growth SC

Goldman Sachs Growth & Income SC	Goldman Sachs Large Cap Value Fund SC

Calvert Balanced	Calvert VP SRI Balanced

Oppenheimer Mid Cap Fund/VA	Oppenheimer Small & Mid Cap Fund/VA

Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Strategic Income Fund/VA

Van Kampen Capital Growth	Invesco Van Kampen VI Capital Growth

Van Kampen Comstock	Invesco Van Kampen VI Comstock

Van Kampen Growth & Income	Invesco Van Kampen VI Growth & Income

Van Kampen Mid-Cap Growth II	Invesco Van Kampen VI Mid-Cap Growth II

Van Kampen UIF Equity and Income II	Invesco Van Kampen VI Equity and Income II

Van Kampen Government Portfolio II	Invesco Van Kampen VI Government II

Van Kampen UIF US Mid Cap Value II	Invesco Van Kampen VI Mid Cap Value II

Lord Abbett America's Value	Lord Abbett Capital Structure

Lord Abbett International	Lord Abbett International Opportunities

Lord Abbett Large Cap Core	Lord Abbett Classic Stock

Lord Abbett Series All Value VC	Lord Abbett Series Fundamental Equity VC

Templeton Global Income Securities Fund	Templeton Global Bond Securities Fund II

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts. The Separate Account's assets are the property of Protective Life.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2010 was approximately $21.4 million.

Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and the Guaranteed Account.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

Net Realized Gains and Losses on Investments

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date. Ordinary dividend and capital gain distributions are from net investment income and net realized gains respectively, as recorded in the financial statements of the underlying investment company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (the parent company of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax.

Risks and Uncertainties

The Separate Account provides for various investment options in any combination of mutual funds. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets.

Accounting Pronouncements Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. In January of 2010, Financial Accounting Standards Board ("FASB") issued ASU No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. This Update provides amendments to Subtopic 820-10 that requires the following new disclosures. 1) A reporting entity should disclose separately the amounts of

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. 2) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

This Update provides amendments to Subtopic 820-10 that clarifies existing disclosures. 1) A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. 2) A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. This Update became effective for the Separate Account in 2010, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for the fiscal years beginning after December 15, 2010. The adoption of this Update did not have a material impact on the Separate Account's financial statements.

ASU No. 2009-17 — Consolidations — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. In December of 2009, FASB issued ASU No. 2009-17 — Consolidations — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. The amendments to this Update incorporate FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R) ("SFAS No. 167") into the ASC. SFAS No. 167 was issued by the Board on June 12, 2009. This Statement applies to all investments in VIEs beginning for the Separate Account on January 1, 2010. This analysis will include QSPEs used for securitizations as SFAS No. 166 eliminated the concept of a QSPE which subjects former QSPEs to the provisions of FIN 46(R) as amended by this statement. The adoption of this Update did not have an impact on the Separate Account's financial statements.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2010 and 2009 were as follows:

(in thousands)	2010			2009
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value	23	(51)	(28)	30	(47)	(17)
Goldman Sachs Strategic International Equity	17	(55)	(38)	23	(67)	(44)
Goldman Sachs Structured US Equity	13	(44)	(31)	17	(47)	(30)
Goldman Sachs Structured Small Cap Equity	7	(37)	(30)	13	(31)	(18)
Goldman Sachs Strategic Growth	11	(52)	(41)	23	(56)	(33)
Goldman Sachs Mid Cap Value	13	(25)	(12)	18	(24)	(6)
Goldman Sachs Strategic Growth SC	32	(6)	26	50	(10)	40
Goldman Sachs Large Cap Value Fund SC	45	(8)	37	95	(18)	77
Goldman Sachs Strategic International Equity SC	26	(4)	22	51	(6)	45
Goldman Sachs Structured Small Cap Equity SC	4	(9)	(5)	23	(2)	21
Goldman Sachs Structured US Equity SC	1	(1)	—	8	(1)	7
Goldman Sachs VIT Growth Opportunities SC	22	(1)	21	—	—	—
Goldman Sachs Mid Cap Value SC	8	—	8	—	—	—
Calvert VP SRI Balanced	—	(2)	(2)	—	—	—
MFS Growth Series IC	19	(36)	(17)	21	(37)	(16)
MFS Research IC	31	(44)	(13)	16	(56)	(40)
MFS Investors Trust IC	13	(36)	(23)	18	(37)	(19)
MFS Total Return IC	53	(64)	(11)	68	(50)	18
MFS New Discovery IC	18	(17)	1	20	(22)	(2)
MFS Utilities IC	11	(29)	(18)	20	(26)	(6)
MFS Investors Growth Stock IC	15	(32)	(17)	46	(68)	(22)

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2010			2009
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS VIT Research Bond SC	83	(2)	81	1	—	1
MFS VIT Value SC	84	(1)	83	1	—	1
Oppenheimer Money Fund/VA	919	(1,248)	(329)	2,749	(1,878)	871
Oppenheimer Small & Mid Cap Fund/VA	8	(28)	(20)	19	(31)	(12)
Oppenheimer Capital Appreciation Fund/VA	16	(47)	(31)	33	(55)	(22)
Oppenheimer Main Street Fund/VA	22	(60)	(38)	25	(43)	(18)
Oppenheimer Global Strategic Income Fund/VA	39	(30)	9	66	(62)	4
Oppenheimer Global Securites Fund/VA	55	(24)	31	34	(46)	(12)
Oppenheimer High Income Fund/VA	24	(34)	(10)	107	(30)	77
Van Eck Global Hard Asset	—	—	—	—	—	—
Van Eck VIP Real Estate	—	—	—	—	(1)	(1)
Invesco Van Kampen VI Capital Growth	33	(108)	(75)	125	(175)	(50)
Invesco Van Kampen VI Comstock	64	(80)	(16)	88	(103)	(15)
Invesco Van Kampen VI Growth & Income	66	(65)	1	76	(89)	(13)
Invesco Van Kampen VI Mid-Cap Growth II	56	(23)	33	65	(19)	46
Invesco Van Kampen VI Equity and Income II	59	(38)	21	88	(59)	29
Invesco Van Kampen VI Government II	53	(36)	17	69	(76)	(7)
Invesco Van Kampen VI International Growth Equity II	23	(7)	16	41	(1)	40
Invesco Van Kampen VI Global Tactical Asset Alloc II	8	(1)	7	—	—	—
Invesco Van Kampen VI Mid Cap Value II	5	(1)	4	—	—	—
Van Kampen Enterprise	—	—	—	9	(602)	(593)
UIF Global Real Estate II	9	(2)	7	7	(3)	4
Lord Abbett Growth & Income	65	(70)	(5)	102	(59)	43
Lord Abbett Bond Debenture	40	(51)	(11)	89	(78)	11
Lord Abbett Mid Cap Value	29	(76)	(47)	76	(85)	(9)
Lord Abbett Growth Opportunities	11	(16)	(5)	22	(21)	1
Lord Abbett Capital Structure	25	(41)	(16)	55	(35)	20
Lord Abbett International Opportunities	27	(12)	15	34	(3)	31
Lord Abbett Classic Stock	11	(5)	6	19	(3)	16
Lord Abbett Series Fundamental Equity VC	22	—	22	—	—	—
Fidelity Index 500 Portfolio SC	58	(62)	(4)	62	(68)	(6)
Fidelity Growth Portfolio SC	14	(20)	(6)	34	(34)	—
Fidelity Contrafund Portfolio SC	82	(57)	25	138	(51)	87
Fidelity Mid Cap SC	40	(30)	10	69	(21)	48
Fidelity Equity Income SC	8	(21)	(13)	35	(14)	21
Fidelity Invest Grade Bonds SC	32	(21)	11	56	(36)	20
Fidelity Freedom Fund - 2015 Maturity SC	16	(2)	14	10	(5)	5
Fidelity Freedom Fund - 2020 Maturity SC	22	(1)	21	18	(2)	16

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2010			2009
Fund Name	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Flex Cap Growth Securities	32	(11)	21	34	(5)	29
Franklin Income Securities	107	(41)	66	196	(47)	149
Franklin Rising Dividend Securities	126	(20)	106	173	(8)	165
Franklin Small-Mid Cap Growth Securities	41	(15)	26	48	(8)	40
Franklin Small Cap Value Securities CL 2	29	—	29	—	—	—
Franklin US Government Fund	84	(15)	69	118	(44)	74
Templeton Growth Securities	132	(25)	107	151	(31)	120
Templeton Foreign Securities	95	(29)	66	86	(28)	58
Templeton Global Bond Securities Fund II	70	(20)	50	80	(19)	61
Mutual Shares Securities	289	(19)	270	282	(26)	256
Legg Mason ClearBridge Variable Mid Cap Core II	5	—	5	—	—	—
Legg Mason ClearBridge Variable Small Cap Growth II	3	—	3	—	—	—
PIMCO VIT Long-Term US Government Advisor	12	—	12	—	—	—
PIMCO VIT Low Duration Advisor	15	—	15	—	—	—
PIMCO VIT Real Return Advisor	23	(1)	22	—	—	—
PIMCO VIT Short-Term Advisor	6	—	6	—	—	—
PIMCO VIT Total Return Advisor	192	(10)	182	2	—	2
Royce Capital Fund Micro-Cap SC	13	—	13	—	—	—
Royce Capital Fund Small-Cap SC	20	(1)	19	—	—	—

5.  INVESTMENTS

At December 31, 2010, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2010
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Goldman Sachs Large Cap Value	1,151,374	$13,032	$11,790	$10.24
Goldman Sachs Strategic International Equity	837,230	10,936	7,384	8.82
Goldman Sachs Structured US Equity	754,819	10,233	7,978	10.57
Goldman Sachs Structured Small Cap Equity	549,592	7,564	6,276	11.42
Goldman Sachs Strategic Growth	744,974	9,491	8,947	12.01
Goldman Sachs Mid Cap Value	180,586	2,869	2,546	14.10
Goldman Sachs Strategic Growth SC	83,049	770	997	12.00
Goldman Sachs Large Cap Value Fund SC	135,886	1,201	1,390	10.23
Goldman Sachs Strategic International Equity SC	86,951	697	768	8.83
Goldman Sachs Structured Small Cap Equity SC	22,694	165	258	11.37
Goldman Sachs Structured US Equity SC	7,784	68	82	10.58
Goldman Sachs VIT Growth Opportunities SC	40,864	247	275	6.72
Goldman Sachs Mid Cap Value SC	6,217	82	88	14.12

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2010
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Calvert VP SRI Balanced	43,219	$94	$73	$1.70
MFS Growth Series IC	189,240	5,372	4,672	24.69
MFS Research IC	275,100	5,537	5,238	19.04
MFS Investors Trust IC	263,840	4,918	5,287	20.04
MFS Total Return IC	786,594	14,982	14,717	18.71
MFS New Discovery IC	177,529	2,683	3,251	18.31
MFS Utilities IC	120,080	2,585	3,034	25.27
MFS Investors Growth Stock IC	213,965	2,183	2,356	11.01
MFS VIT Research Bond SC	70,900	876	888	12.53
MFS VIT Value SC	76,314	896	979	12.83
Oppenheimer Money Fund/VA	6,283,573	6,284	6,284	1.00
Oppenheimer Small & Mid Cap Fund/VA	70,155	4,780	3,266	46.55
Oppenheimer Capital Appreciation Fund/VA	216,566	8,706	8,738	40.35
Oppenheimer Main Street Fund/VA	368,081	7,258	7,686	20.88
Oppenheimer Global Strategic Income Fund/VA	1,902,918	9,299	10,618	5.58
Oppenheimer Global Securites Fund/VA	385,037	10,973	11,667	30.30
Oppenheimer High Income Fund/VA	423,028	2,239	901	2.13
Invesco Van Kampen VI Capital Growth	134,937	4,395	4,588	34.00
Invesco Van Kampen VI Comstock	2,217,459	26,809	25,966	11.71
Invesco Van Kampen VI Growth & Income	981,940	16,613	18,068	18.40
Invesco Van Kampen VI Mid-Cap Growth II	435,560	1,569	1,768	4.06
Invesco Van Kampen VI Equity and Income II	983,307	12,877	13,815	14.05
Invesco Van Kampen VI Government II	451,162	4,167	4,146	9.19
Invesco Van Kampen VI Global Tactical Asset Alloc II	6,364	77	83	13.05
Invesco Van Kampen VI International Growth Equity II	58,617	444	534	9.11
Invesco Van Kampen VI Mid Cap Value II	4,164	48	53	12.72
UIF Global Real Estate II	22,196	156	186	8.40
Lord Abbett Growth & Income	644,290	15,312	15,315	23.77
Lord Abbett Bond Debenture	1,074,152	12,415	12,815	11.93
Lord Abbett Mid Cap Value	809,258	14,946	13,401	16.56
Lord Abbett Growth Opportunities	160,260	2,175	2,817	17.58
Lord Abbett Capital Structure	600,603	8,155	8,042	13.39
Lord Abbett International Opportunities	64,966	452	569	8.76
Lord Abbett Classic Stock	23,342	218	287	12.30
Lord Abbett Series Fundamental Equity VC	15,377	241	272	17.66
Fidelity Index 500 Portfolio SC	26,366	3,387	3,482	132.07
Fidelity Growth Portfolio SC	38,891	1,274	1,439	36.99
Fidelity Contrafund Portfolio SC	543,997	13,867	12,953	23.81
Fidelity Mid Cap SC	139,716	3,939	4,544	32.52
Fidelity Equity Income SC	94,863	2,225	1,799	18.96

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2010
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Fidelity Invest Grade Bonds SC	172,275	$2,126	$2,193	$12.73
Fidelity Freedom Fund - 2015 Maturity SC	23,781	230	254	10.69
Fidelity Freedom Fund - 2020 Maturity SC	46,717	427	494	10.58
Franklin Flex Cap Growth Securities	85,588	906	1,087	12.70
Franklin Income Securities	642,804	9,671	9,526	14.82
Franklin Rising Dividend Securities	263,030	4,295	4,950	18.82
Franklin Small-Mid Cap Growth Securities	84,947	1,610	1,829	21.53
Franklin Small Cap Value Securities CL 2	23,105	320	375	16.25
Franklin US Government Fund	222,516	2,866	2,917	13.11
Templeton Growth Securities	653,042	8,183	7,190	11.01
Templeton Foreign Securities	307,918	4,705	4,400	14.29
Templeton Global Bond Securities Fund II	188,177	3,206	3,668	19.49
Mutual Shares Securities	910,041	15,337	14,515	15.95
Legg Mason ClearBridge Variable Mid Cap Core II	5,065	57	67	13.28
Legg Mason ClearBridge Variable Small Cap Growth II	2,263	29	35	15.28
PIMCO VIT Long-Term US Government Advisor	11,735	140	129	10.99
PIMCO VIT Low Duration Advisor	14,918	156	156	10.44
PIMCO VIT Real Return Advisor	18,267	240	240	13.14
PIMCO VIT Short-Term Advisor	5,810	59	59	10.18
PIMCO VIT Total Return Advisor	180,174	2,036	1,996	11.08
Royce Capital Fund Micro-Cap SC	14,799	163	180	12.13
Royce Capital Fund Small-Cap SC	22,954	215	238	10.38

During the year ended December 31, 2010, transactions in shares were as follows:

Fund Name	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value
Shares purchased	43,306	31,884	24,686	17,664	23,209	15,924
Shares received from reinvestment of dividends	8,816	12,303	10,606	2,728	3,048	1,117
Total shares acquired	52,123	44,187	35,292	20,391	26,257	17,042
Shares redeemed	(95,739)	(103,405)	(84,026)	(93,817)	(105,138)	(29,795)
Net increase (decrease) in shares owned	(43,617)	(59,218)	(48,734)	(73,425)	(78,881)	(12,754)
Shares owned, beginning of period	1,194,991	896,448	803,553	623,017	823,855	193,340
Shares owned, end of period	1,151,374	837,230	754,819	549,592	744,974	180,586
Cost of shares acquired (000's)	$497	$358	$353	$205	$292	$216
Proceeds from sales (000's)	$906	$839	$812	$909	$1,161	$364

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured Small Cap Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC
Shares purchased	28,040	39,449	25,085	4,442	619	42,978
Shares received from reinvestment of dividends	150	793	1,050	64	92	—
Total shares acquired	28,190	40,243	26,136	4,506	711	42,978
Shares redeemed	(5,309)	(6,955)	(3,824)	(9,227)	(1,115)	(2,114)
Net increase (decrease) in shares owned	22,881	33,287	22,311	(4,721)	(404)	40,864
Shares owned, beginning of period	60,168	102,599	64,640	27,415	8,188	—
Shares owned, end of period	83,049	135,886	86,951	22,694	7,784	40,864
Cost of shares acquired (000's)	$310	$379	$210	$44	$7	$260
Proceeds from sales (000's)	$59	$66	$31	$90	$11	$13
Fund Name	Goldman Sachs Mid Cap Value SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Shares purchased	6,260	0	15,070	29,120	10,948	62,966
Shares received from reinvestment of dividends	24	590	218	2,381	3,064	21,394
Total shares acquired	6,284	590	15,288	31,501	14,011	84,360
Shares redeemed	(67)	(14,845)	(29,261)	(41,509)	(30,292)	(75,745)
Net increase (decrease) in shares owned	6,217	(14,255)	(13,973)	(10,008)	(16,280)	8,615
Shares owned, beginning of period		57,474	203,213	285,108	280,120	777,979
Shares owned, end of period	6,217	43,219	189,240	275,100	263,840	786,594
Cost of shares acquired (000's)	$83	$1	$338	$537	$260	$1,501
Proceeds from sales (000's)	$1	$23	$643	$701	$556	$1,344
Fund Name	MFS New Discovery IC	MFS Utilities IC	MFS Investors Growth Stock IC	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA
Shares purchased	25,416	11,936	11,001	70,850	75,977	1,444,484
Shares received from reinvestment of dividends	—	4,063	930	739	203	1,879
Total shares acquired	25,416	15,999	11,932	71,589	76,181	1,446,363
Shares redeemed	(23,904)	(30,628)	(23,559)	(1,404)	(339)	(1,961,196)
Net increase (decrease) in shares owned	1,512	(14,629)	(11,628)	70,185	75,841	(514,833)
Shares owned, beginning of period	176,017	134,709	225,593	715	473	6,798,406
Shares owned, end of period	177,529	120,080	213,965	70,900	76,314	6,283,573
Cost of shares acquired (000's)	$383	$367	$118	$885	$894	$1,446
Proceeds from sales (000's)	$360	$699	$232	$17	$4	$1,961

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
Shares purchased	2,738	7,796	17,502	157,130	47,295	49,590
Shares received from reinvestment of dividends	—	389	4,217	161,629	5,119	27,843
Total shares acquired	2,738	8,185	21,720	318,759	52,415	77,433
Shares redeemed	(9,527)	(23,146)	(46,548)	(126,439)	(20,803)	(68,969)
Net increase (decrease) in shares owned	(6,789)	(14,961)	(24,829)	192,320	31,611	8,464
Shares owned, beginning of period	76,944	231,527	392,910	1,710,598	353,426	414,564
Shares owned, end of period	70,155	216,566	368,081	1,902,918	385,037	423,028
Cost of shares acquired (000's)	$109	$295	$402	$1,669	$1,413	$152
Proceeds from sales (000's)	$370	$847	$863	$666	$562	$136
Fund Name	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II
Shares purchased	5,932	100,196	59,438	100,780	71,779	73,951
Shares received from reinvestment of dividends	—	2,924	968	—	19,982	926
Total shares acquired	5,932	103,120	60,406	100,780	91,761	74,877
Shares redeemed	(19,464)	(125,112)	(58,311)	(41,400)	(46,362)	(50,486)
Net increase (decrease) in shares owned	(13,532)	(21,992)	2,095	59,380	45,399	24,391
Shares owned, beginning of period	148,469	2,239,451	979,845	376,180	937,908	426,771
Shares owned, end of period	134,937	2,217,459	981,940	435,560	983,307	451,162
Cost of shares acquired (000's)	$174	$1,078	$1,009	$340	$1,190	$674
Proceeds from sales (000's)	$576	$1,316	$989	$142	$606	$462
Fund Name	Invesco Van Kampen VI Global Tactical Asset Alloc II	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Shares purchased	6,859	21,005	4,621	10,409	36,556	61,998
Shares received from reinvestment of dividends	1	785	16	1,541	3,324	62,438
Total shares acquired	6,861	21,790	4,637	11,950	39,879	124,436
Shares redeemed	(499)	(5,931)	(473)	(1,804)	(38,935)	(77,378)
Net increase (decrease) in shares owned	6,361	15,859	4,164	10,146	945	47,058
Shares owned, beginning of period	3	42,758	—	12,050	643,345	1,027,094
Shares owned, end of period	6,364	58,617	4,164	22,196	644,290	1,074,152
Cost of shares acquired (000's)	$83	$180	$53	$91	$859	$1,480
Proceeds from sales (000's)	$6	$48	$6	$14	$836	$931

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Shares purchased	27,396	12,691	33,630	30,415	9,003	15,416
Shares received from reinvestment of dividends	2,895	877	16,151	476	90	41
Total shares acquired	30,291	13,568	49,781	30,891	9,093	15,457
Shares redeemed	(71,809)	(18,884)	(55,026)	(13,988)	(3,548)	(280)
Net increase (decrease) in shares owned	(41,518)	(5,316)	(5,245)	16,903	5,545	15,177
Shares owned, beginning of period	850,776	165,576	605,848	48,063	17,797	200
Shares owned, end of period	809,258	160,260	600,603	64,966	23,342	15,377
Cost of shares acquired (000's)	$437	$205	$636	$238	$100	$243
Proceeds from sales (000's)	$1,028	$295	$682	$102	$38	$5
Fund Name	Fidelity Index 500 Portfolio SC	Fidelity Growth Portfolio SC	Fidelity Contrafund Portfolio SC	Fidelity Mid Cap SC	Fidelity Equity Income SC	Fidelity Invest Grade Bonds SC
Shares purchased	4,896	3,582	56,775	25,099	4,890	33,403
Shares received from reinvestment of dividends	979	188	5,756	774	1,567	7,878
Total shares acquired	5,876	3,771	62,531	25,873	6,457	41,281
Shares redeemed	(5,250)	(4,973)	(39,156)	(18,459)	(12,694)	(21,068)
Net increase (decrease) in shares owned	625	(1,203)	23,375	7,414	(6,237)	20,213
Shares owned, beginning of period	25,741	40,094	520,622	132,302	101,100	152,062
Shares owned, end of period	26,366	38,891	543,997	139,716	94,863	172,275
Cost of shares acquired (000's)	$701	$119	$1,334	$717	$112	$537
Proceeds from sales (000's)	$617	$156	$832	$526	$221	$273
Fund Name	Fidelity Freedom Fund - 2015 Maturity SC	Fidelity Freedom Fund - 2020 Maturity SC	Franklin Flex Cap Growth Securities	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
Shares purchased	15,776	21,296	28,837	89,350	73,867	22,535
Shares received from reinvestment of dividends	703	1,227	—	41,595	3,752	—
Total shares acquired	16,479	22,523	28,837	130,945	77,619	22,535
Shares redeemed	(1,617)	(1,003)	(9,384)	(34,449)	(11,491)	(8,426)
Net increase (decrease) in shares owned	14,862	21,520	19,453	96,496	66,128	14,109
Shares owned, beginning of period	8,919	25,197	66,135	546,308	196,902	70,838
Shares owned, end of period	23,781	46,717	85,588	642,804	263,030	84,947
Cost of shares acquired (000's)	$171	$223	$322	$1,819	$1,314	$415
Proceeds from sales (000's)	$16	$10	$103	$482	$196	$149

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Mutual Shares Securities
Shares purchased	23,208	77,780	113,975	76,837	55,390	183,105
Shares received from reinvestment of dividends	45	6,117	8,509	5,819	2,417	13,796
Total shares acquired	23,253	83,897	122,484	82,656	57,807	196,902
Shares redeemed	(189)	(14,086)	(21,171)	(23,675)	(15,950)	(12,772)
Net increase (decrease) in shares owned	23,064	69,811	101,313	58,981	41,857	184,129
Shares owned, beginning of period	41	152,705	551,729	248,937	146,320	725,912
Shares owned, end of period	23,105	222,516	653,042	307,918	188,177	910,041
Cost of shares acquired (000's)	$323	$1,099	$1,230	$1,066	$1,072	$2,947
Proceeds from sales (000's)	$3	$185	$218	$323	$297	$190
Fund Name	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor
Shares purchased	5,154	2,324	11,508	14,952	18,737	5,852
Shares received from reinvestment of dividends	—	—	334	109	237	21
Total shares acquired	5,154	2,324	11,842	15,061	18,974	5,873
Shares redeemed	(89)	(61)	(108)	(143)	(722)	(63)
Net increase (decrease) in shares owned	5,065	2,263	11,734	14,918	18,252	5,810
Shares owned, beginning of period	—	—	1	—	15	—
Shares owned, end of period	5,065	2,263	11,735	14,918	18,267	5,810
Cost of shares acquired (000's)	$58	$30	$141	$157	$249	$60
Proceeds from sales (000's)	$1	$1	$1	$1	$9	$1

Fund Name	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Shares purchased	180,864	15,024	23,828
Shares received from reinvestment of dividends	6,887	158	21
Total shares acquired	187,751	15,182	23,850
Shares redeemed	(9,506)	(383)	(896)
Net increase (decrease) in shares owned	178,245	14,799	22,953
Shares owned, beginning of period	1,929	—	1
Shares owned, end of period	180,174	14,799	22,954
Cost of shares acquired (000's)	$2,121	$167	$223
Proceeds from sales (000's)	$107	$4	$9

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS

	As of December 31, 2010			For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	606	$19.46	$11,773	0.81%	11.20%
Goldman Sachs Strategic International Equity	436	$16.92	$7,365	1.53%	10.36%
Goldman Sachs Structured US Equity	385	$20.72	$7,972	1.49%	12.84%
Goldman Sachs Structured Small Cap Equity	213	$29.46	$6,273	0.56%	30.12%
Goldman Sachs Strategic Growth	364	$24.55	$8,937	0.43%	10.74%
Goldman Sachs Mid Cap Value	148	$17.17	$2,546	0.70%	25.00%
Goldman Sachs Strategic Growth SC	95	$10.47	$997	0.23%	10.50%
Goldman Sachs Large Cap Value Fund SC	153	$9.10	$1,390	0.70%	10.89%
Goldman Sachs Strategic International Equity SC	89	$8.67	$768	1.47%	10.09%
Goldman Sachs Structured Small Cap Equity SC	21	$12.01	$258	0.33%	29.86%
Goldman Sachs Structured US Equity SC	9	$9.39	$82	1.28%	12.60%
Goldman Sachs VIT Growth Opportunities SC	21	$13.02	$275	0.00%	19.36%
Goldman Sachs Mid Cap Value SC	8	$11.16	$88	1.84%	8.64	%(a)
Calvert VP SRI Balanced	4	$17.07	$73	1.24%	11.59%
MFS Growth Series IC	233	$20.07	$4,659	0.12%	15.34%
MFS Research IC	293	$17.90	$5,227	0.91%	15.90%
MFS Investors Trust IC	309	$17.09	$5,279	1.19%	11.10%
MFS Total Return IC	656	$22.42	$14,695	2.72%	9.93%
MFS New Discovery IC	124	$26.25	$3,251	0.00%	36.34%
MFS Utilities IC	112	$27.07	$3,023	3.17%	13.81%
MFS Investors Growth Stock IC	293	$8.03	$2,355	0.44%	12.47%
MFS VIT Research Bond SC	82	$10.78	$888	1.75%	7.20%
MFS VIT Value SC	84	$11.64	$979	0.58%	11.22%
Oppenheimer Money Fund/VA	3,995	$1.57	$6,284	0.03%	0.03%
Oppenheimer Small & Mid Cap Fund/VA	204	$16.01	$3,257	0.00%	27.46%
Oppenheimer Capital Appreciation Fund/VA	441	$19.81	$8,713	0.18%	9.42%
Oppenheimer Main Street Fund/VA	470	$16.34	$7,625	1.09%	16.11%
Oppenheimer Global Strategic Income Fund/VA	458	$23.19	$10,613	8.31%	14.97%
Oppenheimer Global Securites Fund/VA	448	$26.05	$11,654	1.36%	15.96%
Oppenheimer High Income Fund/VA	201	$4.47	$901	6.18%	14.81%
Invesco Van Kampen VI Capital Growth	749	$6.13	$4,580	0.00%	19.85%
Invesco Van Kampen VI ComStock	1,423	$18.25	$25,936	0.13%	15.98%
Invesco Van Kampen VI Growth & Income	1,091	$16.56	$18,050	0.10%	12.51%
Invesco Van Kampen VI Mid-Cap Growth II	243	$7.28	$1,768	0.00%	27.27%
Invesco Van Kampen VI Equity and Income II	797	$17.33	$13,815	1.98%	12.03%
Invesco Van Kampen VI Government II	325	$12.75	$4,146	0.20%	4.88%
Invesco Van Kampen VI Global Tactical Asset Alloc II	7	$11.19	$83	0.01%	9.32%
Invesco Van Kampen VI International Growth Equity II	63	$8.50	$534	1.37%	9.89%
Invesco Van Kampen VI Mid Cap Value II	4	$12.77	$53	0.74%	22.18%
UIF Global Real Estate II	18	$10.16	$186	8.62%	22.32%
Lord Abbett Growth & Income	1,140	$13.43	$15,312	0.57%	17.41%
Lord Abbett Bond Debenture	660	$19.41	$12,807	6.06%	12.31%
Lord Abbett Mid Cap Value	867	$15.47	$13,383	0.40%	25.43%
Lord Abbett Growth Opportunities	140	$20.12	$2,811	0.00%	22.92%
Lord Abbett Capital Structure	437	$18.41	$8,042	2.90%	14.77%
Lord Abbett International Opportunities	57	$10.04	$569	0.96%	21.22%
Lord Abbett Classic Stock	27	$10.51	$287	0.48%	14.12%
Lord Abbett Series Fundamental Equity VC	22	$12.51	$272	0.66%	19.03%
Fidelity Index 500 Portfolio SC	309	$11.26	$3,455	1.92%	14.91%
Fidelity Growth Portfolio SC	153	$9.38	$1,425	0.18%	24.06%
Fidelity Contrafund Portfolio SC	776	$16.69	$12,939	1.15%	17.11%
Fidelity Mid Cap SC	219	$20.72	$4,544	0.27%	28.70%
Fidelity Equity Income SC	146	$12.28	$1,799	1.72%	15.09%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010			For the Year Ended December 31, 2010
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Fidelity Invest Grade Bonds SC	157	$13.93	$2,193	3.74%	7.68%
Fidelity Freedom Fund - 2015 Maturity SC	23	$10.87	$254	3.13%	13.00%
Fidelity Freedom Fund - 2020 Maturity SC	47	$10.62	$494	2.57%	14.52%
Franklin Flex Cap Growth Securities	94	$11.51	$1,087	0.00%	16.19%
Franklin Income Securities	750	$12.70	$9,526	6.59%	12.67%
Franklin Rising Dividend Securities	445	$11.12	$4,949	1.57%	20.64%
Franklin Small-Mid Cap Growth Securities	156	$11.76	$1,829	0.00%	27.62%
Franklin Small Cap Value Securities CL 2	29	$13.09	$375	0.47%	28.22%
Franklin US Government Fund	237	$12.30	$2,917	3.21%	5.28%
Templeton Growth Securities	749	$9.60	$7,190	1.34%	7.39%
Templeton Foreign Securities	378	$11.63	$4,400	1.89%	8.41%
Templeton Global Bond Securities Fund II	236	$15.54	$3,668	1.39%	14.14%
Mutual Shares Securities	1,423	$10.20	$14,514	1.65%	11.19%
Legg Mason ClearBridge Variable Mid Cap Core II	5	$12.77	$67	0.00%	22.06%
Legg Mason ClearBridge Variable Small Cap Growth II	3	$13.24	$35	0.00%	24.73%
PIMCO VIT Long-Term US Government Advisor	12	$10.53	$129	3.20%	11.50%
PIMCO VIT Low Duration Advisor	15	$10.63	$156	1.75%	5.18%
PIMCO VIT Real Return Advisor	22	$10.96	$240	1.20%	8.00%
PIMCO VIT Short-Term Advisor	6	$10.24	$59	0.79%	2.01%
PIMCO VIT Total Return Advisor	184	$10.83	$1,996	2.32%	8.00%
Royce Capital Fund Micro-Cap SC	13	$13.82	$180	4.95%	29.90%
Royce Capital Fund Small-Cap SC	19	$12.41	$238	0.29%	20.26%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 3, 2010

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	634	$17.50	$11,080	1.83%	18.32%
Goldman Sachs Strategic International Equity	474	$15.34	$7,269	1.88%	28.69%
Goldman Sachs Structured US Equity	416	$18.36	$7,627	2.11%	21.15%
Goldman Sachs Structured Small Cap Equity	243	$22.64	$5,495	1.21%	27.67%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Strategic Growth	405	$22.17	$8,965	0.47%	47.75%
Goldman Sachs Mid Cap Value	160	$13.74	$2,194	1.86%	33.15%
Goldman Sachs Strategic Growth SC	69	$9.48	$655	0.27%	47.50%
Goldman Sachs Large Cap Value Fund SC	116	$8.21	$952	2.52%	17.87%
Goldman Sachs Strategic International Equity SC	67	$7.88	$525	2.59%	28.37%
Goldman Sachs Structured Small Cap Equity SC	26	$9.25	$241	1.53%	27.26%
Goldman Sachs Structured US Equity SC	9	$8.34	$78	3.14%	20.89%
Calvert VP SRI Balanced	6	$15.30	$89	2.18%	25.86%
MFS Growth Series IC	250	$17.40	$4,355	0.31%	37.67%
MFS Research IC	306	$15.44	$4,721	1.47%	30.54%
MFS Investors Trust IC	332	$15.38	$5,109	1.64%	26.90%
MFS Total Return IC	667	$20.40	$13,591	3.52%	18.03%
MFS New Discovery IC	123	$19.26	$2,364	0.00%	63.18%
MFS Utilities IC	130	$23.79	$3,088	5.00%	33.22%
MFS Investors Growth Stock IC	310	$7.14	$2,215	0.71%	39.55%
MFS VIT Research Bond SC	1	$10.06	$9	0.00%	0.41	%(a)
MFS VIT Value SC	1	$10.47	$6	0.00%	6.38	%(a)
Oppenheimer Money Fund/VA	4,324	$1.57	$6,796	0.29%	0.32%
Oppenheimer Small & Mid Cap Fund/VA	224	$12.56	$2,810	0.00%	32.61%
Oppenheimer Capital Appreciation Fund/VA	472	$18.10	$8,549	0.32%	44.52%
Oppenheimer Main Street Fund/VA	508	$14.07	$7,143	1.90%	28.29%
Oppenheimer Global Strategic Income Fund/VA	449	$20.17	$9,066	0.50%	18.83%
Oppenheimer Global Securites Fund/VA	417	$22.46	$9,366	2.19%	39.77%
Oppenheimer High Income Fund/VA	211	$3.90	$821	0.00%	25.32%
Van Eck VIP Real Estate	—	$22.38	$—	0.00%	43.39%
Invesco Van Kampen VI Capital Growth	824	$5.11	$4,213	0.12%	66.07%
Invesco Van Kampen VI Comstock	1,439	$15.73	$22,640	4.88%	28.78%
Invesco Van Kampen VI Growth & Income	1,090	$14.71	$16,036	4.15%	24.37%
Invesco Van Kampen VI Mid-Cap Growth II	210	$5.72	$1,200	0.00%	56.37%
Invesco Van Kampen VI Equity and Income II	776	$15.47	$12,001	2.80%	22.49%
Invesco Van Kampen VI Government II	308	$12.16	$3,747	6.38%	0.86%
Invesco Van Kampen VI International Growth Equity II	47	$7.73	$360	0.68%	36.54%
Van Kampen Enterprise	—	$4.43	$—	4.23%	3.14%
UIF Global Real Estate II	11	$8.30	$93	0.02%	41.42%
Lord Abbett Growth & Income	1,145	$11.44	$13,087	1.07%	18.90%
Lord Abbett Bond Debenture	671	$17.28	$11,586	6.79%	34.31%
Lord Abbett Mid Cap Value	914	$12.33	$11,273	0.52%	26.61%
Lord Abbett Growth Opportunities	145	$16.37	$2,381	0.00%	45.55%
Lord Abbett Capital Structure	453	$16.04	$7,258	3.74%	23.41%
Lord Abbett International Opportunities	42	$8.28	$350	2.74%	47.87%
Lord Abbett Classic Stock	21	$9.21	$193	0.97%	25.50%
Lord Abbett Series Fundamental Equity VC	—	$10.51	$3	0.31%	8.46	%(a)
Fidelity Index 500 Portfolio SC	313	$9.80	$3,072	2.49%	26.48%
Fidelity Growth Portfolio SC	159	$7.56	$1,201	0.34%	28.15%
Fidelity Contrafund Portfolio SC	751	$14.25	$10,699	1.40%	35.66%
Fidelity Mid Cap SC	209	$16.10	$3,362	0.64%	40.01%
Fidelity Equity Income SC	159	$10.67	$1,693	2.42%	30.03%
Fidelity Invest Grade Bonds SC	146	$12.93	$1,884	8.66%	15.67%
Fidelity Freedom Fund - 2015 Maturity SC	9	$9.62	$87	4.17%	25.06%
Fidelity Freedom Fund - 2020 Maturity SC	26	$9.28	$239	3.63%	28.78%
Franklin Flex Cap Growth Securities	73	$9.91	$723	0.00%	32.97%
Franklin Income Securities	684	$11.27	$7,714	8.06%	35.59%
Franklin Rising Dividend Securities	339	$9.22	$3,123	1.39%	17.34%
Franklin Small-Mid Cap Growth Securities	130	$9.21	$1,195	0.00%	43.57%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009			For the Year Ended December 31, 2009
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Franklin Small Cap Value Securities CL 2	—	$10.21	$1	0.00%	7.85	%(a)
Franklin US Government Fund	168	$11.68	$1,965	3.79%	3.09%
Templeton Growth Securities	642	$8.94	$5,738	3.11%	31.10%
Templeton Foreign Securities	312	$10.73	$3,348	2.84%	37.04%
Templeton Global Bond Securities Fund II	186	$13.61	$2,536	13.69%	18.68%
Mutual Shares Securities	1,153	$9.18	$10,584	2.03%	26.05%
PIMCO VIT Total Return Advisor	2	$10.03	$21	0.79%	0.30	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date November 2, 2009

	As of December 31, 2008			For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	651	$14.79	$9,613	2.06%	-34.52%
Goldman Sachs Strategic International Equity	518	$11.92	$6,170	3.06%	-45.96%
Goldman Sachs Structured US Equity	446	$15.16	$6,743	1.63%	-37.00%
Goldman Sachs Structured Small Cap Equity	261	$17.73	$4,627	0.68%	-34.02%
Goldman Sachs Strategic Growth	438	$15.01	$6,572	0.13%	-41.75%
Goldman Sachs Mid Cap Value	166	$10.32	$1,712	1.10%	-37.05%
Goldman Sachs Strategic Growth SC	29	$6.43	$186	0.00%	-40.31	%(a)
Goldman Sachs Large Cap Value Fund SC	39	$6.97	$269	6.28%	-33.87	%(a)
Goldman Sachs Strategic International Equity SC	22	$6.14	$136	7.12%	-43.07	%(a)
Goldman Sachs Structured Small Cap Equity SC	5	$7.27	$39	1.80%	-30.06	%(a)
Goldman Sachs Structured US Equity SC	2	$6.90	$10	4.00%	-33.92	%(a)
Calvert VP SRI Balanced	6	$12.16	$75	2.42%	-31.32%
MFS Growth Series IC	266	$12.64	$3,358	0.22%	-37.42%
MFS Research IC	346	$11.83	$4,098	0.54%	-36.09%
MFS Investors Trust IC	351	$12.12	$4,257	0.84%	-33.08%
MFS Total Return IC	649	$17.28	$11,191	3.11%	-22.13%
MFS New Discovery IC	125	$11.80	$1,480	0.00%	-39.33%
MFS Utilities IC	136	$17.85	$2,424	1.48%	-37.67%
MFS Investors Growth Stock IC	332	$5.12	$1,699	0.58%	-36.87%
Oppenheimer Money Fund/VA	3,453	$1.57	$5,412	2.73%	2.78%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2008			For the Year Ended December 31, 2008
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Oppenheimer Small & Mid Cap Fund/VA	236	$9.47	$2,239	0.00%	-49.07%
Oppenheimer Capital Appreciation Fund/VA	494	$12.53	$6,185	0.14%	-45.52%
Oppenheimer Main Street Fund/VA	526	$10.97	$5,766	1.50%	-38.47%
Oppenheimer Global Strategic Income Fund/VA	445	$16.98	$7,563	5.03%	-14.21%
Oppenheimer Global Securites Fund/VA	429	$16.07	$6,901	1.51%	-40.19%
Oppenheimer High Income Fund/VA	134	$3.11	$416	7.48%	-78.67%
Van Eck VIP Real Estate	1	$15.61	$9	5.67%	-55.12%
Invesco Van Kampen VI Capital Growth	874	$3.08	$2,690	0.51%	-48.99%
Invesco Van Kampen VI ComStock	1,454	$12.22	$17,745	2.51%	-35.67%
Invesco Van Kampen VI Growth & Income	1,103	$11.83	$13,045	2.12%	-32.03%
Invesco Van Kampen VI Mid-Cap Growth II	164	$3.66	$601	0.00%	-46.83%
Invesco Van Kampen VI Equity and Income II	747	$12.63	$9,440	2.40%	-22.68%
Invesco Van Kampen VI Government II	315	$12.06	$3,797	3.93%	1.51%
Invesco Van Kampen VI International Growth Equity II	7	$5.66	$40	0.00%	-46.67	%(a)
Van Kampen Enterprise	593	$4.30	$2,547	1.04%	-42.95%
UIF Global Real Estate II	7	$5.87	$42	0.08%	-46.12	%(a)
Lord Abbett Growth & Income	1,102	$9.62	$10,583	1.58%	-36.42%
Lord Abbett Bond Debenture	660	$12.86	$8,489	6.51%	-17.53%
Lord Abbett Mid Cap Value	923	$9.74	$8,982	1.38%	-39.36%
Lord Abbett Growth Opportunities	144	$11.25	$1,619	0.00%	-38.24%
Lord Abbett Capital Structure	433	$13.00	$5,634	4.32%	-26.19%
Lord Abbett International Opportunities	11	$5.60	$64	1.96%	-46.05	%(a)
Lord Abbett Classic Stock	5	$7.34	$36	2.71%	-29.36	%(a)
Fidelity Index 500 Portfolio SC	319	$7.75	$2,471	2.19%	-37.07%
Fidelity Growth Portfolio SC	159	$5.90	$938	0.77%	-47.23%
Fidelity Contrafund Portfolio SC	664	$10.51	$6,977	1.03%	-42.61%
Fidelity Mid Cap SC	161	$11.50	$1,848	0.38%	-39.51%
Fidelity Equity Income SC	138	$8.21	$1,134	2.57%	-42.70%
Fidelity Invest Grade Bonds SC	126	$11.18	$1,410	3.58%	-3.35%
Fidelity Freedom Fund - 2015 Maturity SC	4	$7.69	$29	14.20%	-25.63	%(a)
Fidelity Freedom Fund - 2020 Maturity SC	10	$7.20	$69	8.98%	-30.79	%(a)
Franklin Flex Cap Growth Securities	44	$7.45	$330	0.11%	-35.31%
Franklin Income Securities	535	$8.32	$4,448	5.33%	-29.66%
Franklin Rising Dividend Securities	174	$7.86	$1,370	1.75%	-27.10%
Franklin Small-Mid Cap Growth Securities	90	$6.42	$576	0.00%	-42.49%
Franklin US Government Fund	94	$11.33	$6,533	4.03%	7.59%
Templeton Growth Securities	522	$6.82	$1,061	1.77%	-42.32%
Templeton Foreign Securities	254	$7.83	$3,556	2.38%	-40.38%
Templeton Global Bond Securities Fund II	125	$11.47	$1,986	3.42%	6.21%
Mutual Shares Securities	897	$7.28	$1,436	3.36%	-37.11%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2008

	As of December 31, 2007			For the Year Ended December 31, 2007
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	640	$22.59	$14,452	1.87%	1.49%
Goldman Sachs Strategic International Equity	518	$22.05	$11,408	1.41%	7.88%
Goldman Sachs Structured US Equity	466	$24.06	$11,218	1.04%	-1.63%
Goldman Sachs Structured Small Cap Equity	271	$26.87	$7,286	0.37%	-16.48%
Goldman Sachs Strategic Growth	435	$25.76	$11,219	0.19%	10.13%
Goldman Sachs Mid Cap Value	166	$16.39	$2,716	0.82%	3.20%
Calvert VP SRI Balanced	7	$17.70	$122	1.97%	2.76%
MFS Growth Series IC	270	$20.20	$5,449	0.00%	21.17%
MFS Research IC	365	$18.51	$6,752	0.68%	13.20%
MFS Investors Trust IC	377	$18.11	$6,835	0.83%	10.31%
MFS Total Return IC	670	$22.19	$14,865	2.48%	4.21%
MFS New Discovery IC	127	$19.45	$2,470	0.00%	2.52%
MFS Utilities IC	157	$28.64	$4,501	0.91%	27.90%
MFS Investors Growth Stock IC	327	$8.11	$2,650	0.32%	11.36%
Oppenheimer Money Fund/VA	3,203	$1.52	$4,885	4.85%	4.96%
Oppenheimer Small & Mid Cap Fund/VA	239	$18.60	$4,452	0.00%	6.33%
Oppenheimer Capital Appreciation Fund/VA	496	$22.99	$11,404	0.22%	14.15%
Oppenheimer Main Street Fund/VA	539	$17.83	$9,619	0.81%	4.24%
Oppenheimer Global Strategic Income Fund/VA	472	$19.79	$9,344	3.47%	9.69%
Oppenheimer Global Securites Fund/VA	416	$26.87	$11,172	1.27%	6.32%
Oppenheimer High Income Fund/VA	133	$14.58	$1,935	6.84%	-0.10%
Van Eck VIP Real Estate	1	$34.78	$22	1.06%	0.89%
Invesco Van Kampen VI Capital Growth	872	$6.03	$5,261	0.05%	16.96%
Invesco Van Kampen VI Comstock	1,383	$18.99	$26,257	1.70%	-2.04%
Invesco Van Kampen VI Growth & Income	1,110	$17.41	$19,319	1.56%	2.80%
Invesco Van Kampen VI Mid-Cap Growth II	135	$6.88	$926	0.00%	17.60%
Invesco Van Kampen VI Equity and Income II	646	$16.33	$10,552	1.82%	3.36%
Invesco Van Kampen VI Government II	223	$11.88	$2,653	3.95%	7.02%
Van Kampen Enterprise	603	$7.54	$4,546	0.40%	12.68%
Lord Abbett Growth & Income	1,071	$15.13	$16,209	1.25%	3.44%
Lord Abbett Bond Debenture	687	$15.60	$10,718	6.35%	6.19%
Lord Abbett Mid Cap Value	864	$16.06	$13,871	0.45%	0.58%
Lord Abbett Growth Opportunities	130	$18.21	$2,369	0.00%	21.28%
Lord Abbett Capital Structure	392	$17.61	$6,907	3.22%	3.16%
Fidelity Index 500 Portfolio SC	315	$12.31	$3,878	3.39%	5.34%
Fidelity Growth Portfolio SC	145	$11.19	$1,627	0.59%	26.87%
Fidelity Contrafund Portfolio SC	520	$18.31	$9,515	0.98%	17.51%
Fidelity Mid Cap SC	107	$19.01	$2,038	0.73%	15.49%
Fidelity Equity Income SC	120	$14.32	$1,718	2.06%	1.42%
Fidelity Investment Grade Bonds SC	90	$11.57	$1,030	2.95%	4.21%
Franklin Flex Cap Growth Securities	28	$11.52	$318	0.09%	14.32%
Franklin Income Securities	369	$11.82	$4,350	3.22%	3.76%
Franklin Rising Dividend Securities	116	$10.78	$1,239	2.15%	-2.69%
Franklin Small-Mid Cap Growth Securities	59	$11.16	$659	0.00%	11.24%
Franklin US Government Fund	19	$10.53	$199	0.00%	4.77	%(a)

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2007			For the Year Ended December 31, 2007
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Templeton Growth Securities	325	$11.82	$3,838	1.25%	2.35%
Templeton Foreign Securities	166	$13.13	$2,178	1.91%	15.46%
Templeton Global Bond Securities Fund II	39	$10.80	$421	0.09%	6.14	%(a)
Mutual Shares Securities	543	$11.57	$6,276	1.35%	3.48%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2007

	As of December 31, 2006			For the Year Ended December 31, 2006
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Goldman Sachs Large Cap Value	588	$22.26	$13,082	1.77%	22.63%
Goldman Sachs Strategic International Equity	486	$20.44	$9,929	1.75%	22.10%
Goldman Sachs Structured US Equity	271	$32.18	$8,715	0.68%	12.27%
Goldman Sachs Structured Small Cap Equity	483	$24.45	$11,802	1.08%	12.89%
Goldman Sachs Strategic Growth	436	$23.39	$10,210	0.13%	8.56%
Goldman Sachs Mid Cap Value	146	$15.88	$2,320	1.11%	16.16%
Calvert Small Cap Growth	2	$16.01	$31	0.00%	0.79%
Calvert VP SRI Balanced	9	$17.23	$164	2.13%	8.77%
MFS Growth Series IC	283	$16.67	$4,712	0.00%	7.89%
MFS Research IC	385	$16.35	$6,291	0.50%	10.48%
MFS Investors Trust IC	403	$16.42	$6,616	0.49%	12.99%
MFS Total Return IC	625	$21.29	$13,315	2.25%	11.89%
MFS New Discovery IC	130	$18.97	$2,467	0.00%	13.22%
MFS Utilities IC	144	$22.40	$3,234	1.91%	31.26%
MFS Investors Growth Stock IC	330	$7.28	$2,403	0.00%	7.58%
Oppenheimer Money Fund/VA	258	$17.49	$4,519	0.00%	2.96%
Oppenheimer Small & Mid Cap Fund/VA	507	$20.14	$10,213	0.36%	7.95%
Oppenheimer Capital Appreciation Fund/VA	552	$17.11	$9,439	1.11%	15.02%
Oppenheimer Main Street Fund/VA	3,019	$1.45	$4,386	4.55%	4.73%
Oppenheimer Global Strategic Income Fund/VA	436	$18.04	$7,872	4.02%	7.49%
Oppenheimer Global Securites Fund/VA	392	$25.27	$9,906	0.92%	17.69%

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2006			For the Year Ended December 31, 2006
Fund Name	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
Oppenheimer High Income Fund/VA	123	$14.60	$1,801	7.07%	9.42%
Van Eck VIP Real Estate	1	$34.47	$24	1.54%	30.92%
Invesco Van Kampen VI Capital Growth	936	$5.16	$4,826	0.00%	2.86%
Invesco Van Kampen VI Comstock	1,278	$19.39	$24,777	1.33%	16.28%
Invesco Van Kampen VI Growth & Income	1,107	$16.93	$18,744	1.11%	16.23%
Invesco Van Kampen VI Mid-Cap Growth II	124	$5.85	$727	0.00%	4.92%
Invesco Van Kampen VI Equity and Income II	520	$15.80	$8,224	1.12%	12.58%
Invesco Van Kampen VI Government II	152	$11.10	$1,688	3.99%	3.11%
Van Kampen Enterprise	637	$6.69	$4,257	0.42%	7.08%
Lord Abbett Growth & Income	1,044	$14.63	$15,279	1.32%	17.27%
Lord Abbett Bond Debenture	638	$14.69	$9,378	6.50%	9.33%
Lord Abbett Mid Cap Value	789	$15.96	$12,599	0.56%	12.23%
Lord Abbett Growth Opportunities	115	$15.02	$1,733	0.00%	7.89%
Lord Abbett Capital Structure	315	$17.07	$5,376	2.87%	14.55%
Fidelity Index 500 Portfolio SC	304	$11.69	$3,551	1.48%	15.61%
Fidelity Growth Portfolio SC	133	$8.82	$1,171	0.24%	6.73%
Fidelity Contrafund Portfolio SC	380	$15.58	$5,926	1.19%	11.59%
Fidelity Mid Cap SC	78	$16.46	$1,287	0.19%	12.59%
Fidelity Equity Income SC	72	$14.12	$1,024	3.19%	20.08%
Fidelity Investment Grade Bonds SC	49	$11.10	$544	2.56%	4.30%
Franklin Flex Cap Growth Securities	5	$10.07	$50	0.00%	1.28	%(a)
Franklin Income Securities	78	$11.39	$883	0.33%	12.16	%(a)
Franklin Rising Dividend Securities	37	$11.07	$414	0.09%	8.71	%(a)
Franklin Small-Mid Cap Growth Securities	15	$10.06	$147	0.00%	0.73	%(a)
Templeton Growth Securities	88	$11.55	$1,018	0.16%	11.62	%(a)
Templeton Foreign Securities	51	$11.37	$584	0.12%	9.52	%(a)
Mutual Shares Securities	131	$11.19	$1,460	0.12%	10.25	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the sub-account invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account. The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)  Start date May 1, 2006

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

7.  EXPENSES

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.	0.000% - 0.075% of policy value per month

Cost of Insurance Charge (COI)
A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.	$0.01 - $261.98 per thousand of net amount at risk per month or 0.046% to 0.054% of policy value per month up to a maximum of the guaranteed COI

Policy Expense Charge
A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.	0.000% - 0.058% of policy value per month

Annual Maintenance Fee This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35

Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge
This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender

Transfer Fee Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

Monthly Standard Administration Charge A monthly administration charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$3 - $8 per month

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

7.  EXPENSES — (Continued)

Expense Type	Range
Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month

Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $0.82 per thousand per month

Riders Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.01% of policy value $1.50 - $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from policy holders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $10.4 million at December 31, 2010.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2010, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Share Owner of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting related to the consolidation of variable interest entities effective January 1, 2010. Additionally, the Company changed its method of accounting for the recognition and presentation of other-than-temporary-impairments effective January 1, 2009, and the Company changed its measurement and disclosures related to the determination of fair value effective January 1, 2008.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
March 30, 2011

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Revenues
Premiums and policy fees	$2,609,357	$2,674,680	$2,679,449
Reinsurance ceded	(1,380,712)	(1,509,036)	(1,568,770)
Net of reinsurance ceded	1,228,645	1,165,644	1,110,679
Net investment income	1,624,845	1,603,063	1,618,214
Realized investment gains (losses):
Derivative financial instruments	(144,438)	(176,880)	116,592
All other investments	158,420	303,709	(280,667)
Other-than-temporary impairment losses	(74,970)	(227,587)	(311,579)
Portion of loss recognized in other comprehensive income (before taxes)	33,606	47,696	—
Net impairment losses recognized in earnings	(41,364)	(179,891)	(311,579)
Other income	110,876	212,443	85,092
Total revenues	2,936,984	2,928,088	2,338,331
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2010 — $1,283,054; 2009 — $1,430,621; 2008 — $1,492,392)	2,076,392	1,960,046	1,961,737
Amortization of deferred policy acquisition costs and value of business acquired	189,255	320,357	206,497
Other operating expenses, net of reinsurance ceded: (2010 — $205,299; 2009 — $212,393; 2008 — $221,143)	284,070	222,651	256,470
Total benefits and expenses	2,549,717	2,503,054	2,424,704
Income (loss) before income tax	387,267	425,034	(86,373)
Income tax expense (benefit)
Current	6,544	(55,885)	7,798
Deferred	122,485	203,448	(40,013)
Total income tax expense (benefit)	129,029	147,563	(32,215)
Net income (loss)	$258,238	$277,471	$(54,158)

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2010 — $23,967,656; 2009 — $23,190,949)	$24,644,187	$22,795,260
Equity securities, at fair value (cost: 2010 — $307,971; 2009 — $240,764)	317,255	235,124
Mortgage loans (2010 includes: $934,655 related to securitizations)	4,883,400	3,870,587
Investment real estate, net of accumulated depreciation (2010 — $767; 2009 — $615)	7,196	7,347
Policy loans	793,448	794,276
Other long-term investments	283,002	216,189
Short-term investments	349,245	1,039,947
Total investments	31,277,733	28,958,730
Cash	236,998	162,858
Accrued investment income	322,351	280,467
Accounts and premiums receivable, net of allowance for uncollectible amounts (2010 — $4,295; 2009 — $5,130)	42,544	44,786
Reinsurance receivables	5,504,291	5,239,852
Deferred policy acquisition costs and value of business acquired	3,822,572	3,625,271
Goodwill	89,970	93,068
Property and equipment, net of accumulated depreciation (2010 — $128,437; 2009 — $121,948)	38,597	35,823
Other assets	399,205	402,062
Income tax receivable	37,628	122,208
Assets related to separate accounts
Variable annuity	5,170,193	2,948,457
Variable universal life	534,219	316,007
Total Assets	$47,476,301	$42,229,589
Liabilities
Future policy benefits and claims	$18,530,265	$17,326,759
Unearned premiums	1,141,925	1,176,422
Total policy liabilities and accruals	19,672,190	18,503,181
Stable value product account balances	3,076,233	3,581,150
Annuity account balances	10,591,605	9,911,040
Other policyholders' funds	577,924	514,952
Other liabilities	834,274	644,663
Mortgage loan backed certificates	61,678	—
Deferred income taxes	1,035,173	577,349
Non-recourse funding obligations	1,360,800	1,555,000
Liabilities related to separate accounts
Variable annuity	5,170,193	2,948,457
Variable universal life	534,219	316,007
Total liabilities	42,914,289	38,551,799
Commitments and contingencies — Note 12
Shareowners' equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2010 and 2009 — 5,000,000	5,000	5,000
Additional paid-in-capital	1,361,734	1,361,734
Retained earnings	2,852,032	2,579,504
Accumulated other comprehensive income (loss):
Net unrealized (losses) on investments, net of income tax: (2010 — $196,358; 2009 — $(118,243))	364,664	(219,121)
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2010 — $(5,179); 2009 — $(16,694))	(9,618)	(31,002)
Accumulated (loss) — hedging, net of income tax: (2010 — $(6,355); 2009 — $(10,182))	(11,802)	(18,327)
Total shareowner's equity	4,562,012	3,677,790
Total liabilities and shareowners' equity	$47,476,301	$42,229,589

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

						Accumulated Other Comprehensive Income (Loss)
	Preferred Stock	Common Stock	Additional Paid-In- Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains / (Losses) on Investments	Accumulated Gain / (Loss) Derivatives	Total Share- owner's Equity
	(Dollars In Thousands)
Balance, December 31, 2007	$2	$5,000	$1,120,996	$(1,445)	$2,354,721	$(45,255)	$(12,222)	$3,421,797
Net loss for 2008					(54,158)			(54,158)
Change in net unrealized gains/ losses on investments (net of income tax — $(940,699))						(1,715,790)		(1,715,790)
Reclassification adjustment for amounts included in net income (net of income tax — $107,868)						196,221		196,221
Change in accumulated gain (loss) derivatives (net of income tax — $(20,085))							(36,135)	(36,135)
Reclassification adjustment for derivative amounts included in net income (net of income tax — $877)							1,595	1,595
Comprehensive loss for 2008								(1,608,267)
Capital contributions			105,738					105,738
Cumulative effect adjustments					1,470			1,470
Decrease in note receivable from PLC ESOP				592				592
Balance, December 31, 2008	$2	$5,000	$1,226,734	$(853)	$2,302,033	$(1,564,824)	$(46,762)	$1,921,330
Net income for 2009					277,471			277,471
Change in net unrealized gains/ losses on investments (net of income tax — $683,454)						1,241,296		1,241,296
Reclassification adjustment for investment amounts included in net income (net of income tax — $56,325)						104,407		104,407
Change in net unrealized gains/ losses relating to other-than- temporary impaired investments for which a a portion has been recognized in earnings (net of income tax — $(16,694))						(31,002)		(31,002)
Change in accumulated gain (loss) derivatives (net of income tax — $15,502)							27,904	27,904
Reclassification adjustment for derivative amounts included in net income (net of income tax — $295)							531	531
Comprehensive income for 2009								1,620,607
Capital contributions			135,000					135,000
Decrease in note receivable from PLC ESOP				853				853
Balance, December 31, 2009	$2	$5,000	$1,361,734	$—	$2,579,504	$(250,123)	$(18,327)	$3,677,790

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

						Accumulated Other Comprehensive Income (Loss)
	Preferred Stock	Common Stock	Additional Paid-In- Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains / (Losses) on Investments	Accumulated Gain / (Loss) Derivatives	Total Share- owner's Equity
	(Dollars In Thousands)
Balance, December 31, 2009	$2	$5,000	$1,361,734	$—	$2,579,504	$(250,123)	$(18,327)	$3,677,790
Net income for 2010					258,238			258,238
Change in net unrealized gains/ losses on investments (net of income tax — $320,552)						594,774		594,774
Reclassification adjustment for investment amounts included in net income (net of income tax — $(5,951)						(10,989)		(10,989)
Change in net unrealized gains/ losses relating to other-than- temporary impaired investments for which a a portion has been recognized in earnings (net of income tax — $11,515)						21,384		21,384
Change in accumulated gain (loss) derivatives (net of income tax — $4,441)							7,630	7,630
Reclassification adjustment for derivatives amounts included in net income (net of income tax — $(614))							(1,105)	(1,105)
Comprehensive income for 2010								869,932
Capital contributions								—
Cumulative effect adjustments					14,290			14,290
Balance, December 31, 2010	$2	$5,000	$1,361,734	$—	$2,852,032	$355,046	$(11,802)	$4,562,012

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Cash flows from operating activities
Net income (loss)	$258,238	$277,471	$(54,158)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment losses (gains)	27,382	53,062	475,654
Amortization of deferred policy acquisition costs and value of business acquired	189,255	320,357	206,497
Capitalization of deferred policy acquisition costs	(446,560)	(397,963)	(383,611)
Depreciation expense	8,931	7,712	10,584
Deferred income tax	85,483	65,703	59,223
Accrued income tax	84,580	(43,724)	61,609
Interest credited to universal life and investment products	972,806	993,245	1,043,676
Policy fees assessed on universal life and investment products	(611,917)	(586,842)	(575,128)
Change in reinsurance receivables	(223,843)	(64,624)	(141,480)
Change in accrued investment income and other receivables	(22,567)	(1,197)	33,057
Change in policy liabilities and other policyholders' funds of traditional life and health products	341,104	242,165	361,934
Trading securities:
Maturities and principal reductions of investments	355,831	562,758	443,941
Sale of investments	730,385	908,466	1,329,350
Cost of investments acquired	(963,403)	(856,223)	(1,763,347)
Other net change in trading securities	(25,520)	(144,838)	(38,217)
Change in other liabilities	(17,981)	(122,113)	(79,671)
Other income — surplus note repurchase	(5,377)	(132,262)	—
Other, net	(47,319)	125,661	(197,594)
Net cash provided by operating activities	689,508	1,206,814	792,319
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	2,053,359	2,388,691	1,874,173
Sale of investments, available-for-sale	3,421,590	1,665,127	2,885,176
Cost of investments acquired, available-for-sale	(6,384,981)	(4,495,508)	(5,664,258)
Mortgage loans:
New borrowings	(338,598)	(288,764)	(894,528)
Repayments	351,891	256,189	328,006
Change in investment real estate, net	151	293	509
Change in policy loans, net	31,663	16,657	7,347
Change in other long-term investments, net	(71,148)	(54,126)	41,674
Change in short-term investments, net	695,506	118,167	(112,407)
Net unsettled security transactions	(340)	14,797	(3,819)
Purchase of property and equipment	(10,636)	(8,408)	(6,749)
Sales of property and equipment	40	—	408
Payments for business acquisitions	(348,288)	—	—
Net cash used in investing activities	(599,791)	(386,885)	(1,544,468)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	(194,200)	850,000	130,000
Payments to retire non-recourse funding obligations	—	(667,738)	—
Capital contributions	—	135,000	13,010
Investments product deposits and change in universal life deposits	3,635,447	2,590,081	5,287,343
Investment product withdrawals	(3,477,430)	(3,675,247)	(4,588,354)
Other financing activities, net	20,606	(16,976)	(68,548)
Net cash (used in) provided by financing activities	(15,577)	(784,880)	773,451
Change in cash	74,140	35,049	21,302
Cash at beginning of period	162,858	127,809	106,507
Cash at end of period	$236,998	$162,858	$127,809

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose common stock is traded on the New York Stock Exchange "PL". The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 19, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or shareowner's equity.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which we hold a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment fair values and other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Significant Accounting Policies

Valuation of investment securities

The fair value for fixed maturity, short term, and equity securities, is determined by management after considering and evaluating one of three primary sources of information: third party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, any remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flows and rates of prepayments. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services will normally derive the security prices through recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities is recognized in other comprehensive income (loss) as a non-credit portion of the recognized other-than-temporary impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities, the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

During the year ended December 31, 2010, the Company recorded other-than-temporary impairments of investments of $75.0 million. Of the $75.0 million of impairments for the year ended December 31, 2010, $41.4 million was recorded in earnings and $33.6 million was recorded in other comprehensive income (loss). For more information on impairments, refer to Note 4, Investment Operations.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued but not presented to banks for payment may create negative book cash balances. Such negative balances are included in other liabilities and were $24.9 million and $4.3 million as of December 31, 2010 and 2009, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The costs that vary with and are primarily related to the production of new business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

Based on the Accounting Standards Codification ("ASC" or "Codification") Financial Services-Insurance Topic, the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.5% to 12.5%) the Company expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, using guidance from ASC Investments-Debt and Equity Securities Topic, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies or investment contracts. This intangible asset, called VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The Company amortizes VOBA in proportion to gross premiums for traditional life products and in proportion to expected gross profits ("EGPs") for interest sensitive products, including accrued interest credited to account balances of up to approximately 7.05%.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and Equipment

The Company reports land, buildings, improvements, and equipment at cost, including interest capitalized during any acquisition or development period, less accumulated depreciation. The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Home office building	$62,585	$56,721
Data processing equipment	54,247	51,945
Other, principally furniture and equipment	50,202	49,105
	167,034	157,771
Accumulated depreciation	(128,437)	(121,948)
Total property and equipment	$38,597	$35,823

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income (loss).

Stable Value Product Account Balances

The Company sells guaranteed funding agreements ("GFAs") to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. During 2003, the Company registered a funding agreement-backed notes program with the United States Securities and Exchange Commission (the "SEC"). Through this program, the Company was able to offer notes to both institutional and retail investors. As a result of the strong sales of these notes since their introduction in 2003, the amount available under this program was increased by $4 billion in 2005 through a second registration. In February of 2009, the Company updated the second registration in accordance with applicable SEC rules and such updated registration provides for the sale of the unsold portion of notes previously registered under the program. The segment's funding agreement-backed notes complement the Company's overall asset/liability management in that the terms of the funding agreements may be tailored to the needs of PLICO as the seller of the funding agreements, as opposed to solely meeting the needs of the buyer.

In addition, the Company markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. The segment also issues

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

funding agreements to the Federal Home Loan Bank ("FHLB"). GICs are contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2010 and 2009, the Company had $1.7 billion and $2.5 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years. As of December 31, 2010, future maturities of stable value products were as follows:

Year of Maturity	Amount
	(Dollars In Millions)
2011	$872.0
2012-2013	1,192.9
2014-2015	650.5	(1)
Thereafter	360.8	(2)

(1)  Includes $5.7 million of contracts that will be called in 2011.

(2)  Includes $224.9 million of contracts that will be called in 2011.

Derivative Financial Instruments

The Company records its derivative instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship in accordance with GAAP. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge, or a hedge related to foreign currency exposure. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivatives is recognized as ineffectiveness in current earnings during the period of the change. For derivatives that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings during the period of change in fair values. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company accounts for changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "realized investment gains (losses) — derivative financial instruments". For additional information, see Note 21, Derivative Financial Instruments.

Insurance liabilities and reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed minimum withdrawal benefits

The Company also establishes liabilities for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity products. The GMWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the liability to be marked-to-market using current implied volatilities for the equity indices. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. In the second quarter of 2010, the assumption for long term volatility used for projection purposes was updated to reflect recent market conditions. As of December 31, 2010, our net GMWB liability held was $19.6 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compared its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to its operating segments (which are considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. Additionally, the discount rate used is based on the Company's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows. As of December 31, 2010 and 2009, the Company performed its annual evaluation of goodwill and determined that no adjustment to impair goodwill was necessary. As of December 31, 2010, we had goodwill of $90.0 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the marking to market value of investment assets, the deferral of policy acquisition costs, and the provision for future policy benefits and expenses.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

The Company's tax returns, except for Protective Life Insurance Company of New York which files separately, are included in PLC's consolidated U.S. income tax return.

Policyholder Liabilities, Revenues and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2010, range from approximately 4% to 7%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	As of December 31,
	2010	2009	2008
	(Dollars In Thousands)
Balance beginning of year	$299,396	$218,571	$237,669
Less: reinsurance	148,479	111,451	113,011
Net balance beginning of year	150,917	107,120	124,658
Incurred related to:
Current year	471,039	471,408	381,146
Prior year	35,555	36,230	50,123
Total incurred	506,594	507,638	431,269
Paid related to:
Current year	457,511	411,699	396,438
Prior year	56,961	52,142	52,289
Total paid	514,472	463,841	448,727
Other changes:
Acquisition and reserve transfers	—	—	(80)
Net balance end of year	143,039	150,917	107,120
Add: reinsurance	156,932	148,479	111,451
Balance end of year	$299,971	$299,396	$218,571

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 2.25% to 8.75% and investment products ranged from 1.0% to 10.0% in 2010.

The Company's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

result in variances in profit and could result in losses. Our GMDB as of December 31, 2010, are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2010, the GMDB was $6.4 million.

The Company also establishes liabilities for GMWB on its variable annuity products. The methods used to estimate the liabilities employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. As of December 31, 2010, the net GMWB liability balance was $19.6 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, residual value insurance, guaranteed asset protection ("GAP"), credit-related coverages, and inventory protection products. Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — The Company accounts for reinsurance under the ASC Financial Services-Insurance Topic.

The Company's traditional life insurance products are subject to requirements under the ASC Financial Services-Insurance Topic and the recognition of the impact of reinsurance costs on the Company's financial statements is in line with the requirements of that standard. Ceded premiums are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company's short duration insurance contracts (primarily issued through the Asset Protection segment) are also subject to requirements under the ASC Financial Services-Insurance Topic and the recognition of the impact of reinsurance costs on the Company's financial statements are in line with the requirements of that standard. Reinsurance allowances include such acquisition costs as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. Reinsurance allowances received are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

The Company's universal life ("UL"), variable universal life, bank-owned life insurance ("BOLI"), and annuity products are subject to requirements under the ASC Financial Services-Insurance Topic and the recognition of the impact of reinsurance costs on the Company's financial statements are in line with the requirements of that standard. Ceded premiums and policy fees reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period. Commission and expense allowances paid by the assuming companies are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

Reinsurance Allowances — The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and may or may not bear a relationship to the amount and incidence of expenses actually paid by the ceding company. Many of the Company's reinsurance treaties do, in fact, have ultimate renewal allowances that exceed the direct ultimate expenses. Additionally, allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. As a result, first year expenses paid by the Company may be higher than first year allowances paid by the reinsurer, and reinsurance allowances may be higher in later years than renewal expenses paid by the Company.

The Company recognizes allowances according to the prescribed schedules in the reinsurance contracts, which may or may not bear a relationship to actual expenses incurred by the Company. A portion of these allowances is deferred while the non-deferrable allowances are recognized immediately as a reduction of other operating expenses. The Company's practice is to defer reinsurance allowances in excess of the ultimate allowance. This practice is consistent with the Company's practice of capitalizing direct expenses. While the recognition of reinsurance allowances is consistent with GAAP, in some cases non-deferred reinsurance allowances may exceed non-deferred direct costs, which may cause net other operating expenses to be negative.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined by the reinsurer and set by the individual contract of each treaty during the initial negotiation of each such contract. Ultimate reinsurance allowances and other treaty provisions are listed within each treaty and will differ between agreements since each reinsurance

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

contract is a separately negotiated agreement. The Company uses the ultimate reinsurance allowances set by the reinsurers and contained within each treaty agreement to complete its accounting responsibilities.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. The amortization pattern varies with changes in estimated gross profits arising from the allowances. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies in accordance with GAAP, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts capitalized. Non-deferred reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Accounting Pronouncements Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. In January of 2010, the Financial Accounting Standards Board ("FASB") issued ASU No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. This Update provides amendments to Subtopic 820-10 that requires the following new disclosures. 1) A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. 2) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

This Update provides amendments to Subtopic 820-10 that clarifies existing disclosures. 1) A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. 2) A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. This Update also includes conforming amendments to the guidance on employers' disclosures about postretirement benefit plan assets (Subtopic 715-20). The conforming amendments to Subtopic 715-20 change the terminology from major categories of assets to classes of assets and provide a cross reference to the guidance in Subtopic 820-10 on how to determine appropriate classes to present fair value disclosures. This Update is effective for interim and annual reporting periods beginning after December 15, 2009, which the Company adopted for the period ending March 31, 2010, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. This Update did not have a material impact on the Company's consolidated results of operations or financial position.

ASU No. 2009-16 — Transfers and Servicing — Accounting for Transfers of Financial Assets. In December of 2009, the FASB issued ASU No. 2009-16 — Transfers and Services — Accounting for Transfers of Financial Assets. The amendments in this Update incorporate FASB Statement No. 166, Accounting for Transfers of Financial Assets an amendment of SFAS No. 140 into the Accounting Standards Codification ("ASC"). That Statement was issued by the Board on June 12, 2009. This Update enhances the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a continuing interest in transferred financial assets. This Update also eliminates the concept of a qualifying special-purpose entity ("QSPE"), changes the requirements for de-recognition of financial assets, and calls upon sellers of the assets to make additional disclosures. This Update is effective for interim or annual reporting periods beginning after November 15, 2009. This guidance was effective for the Company on January 1, 2010. As of January 1, 2010, the Company held interests in two previous transfers of financial assets to QSPEs, the 2007 Commercial Mortgage Securitization and the 1996 — 1999 Commercial Mortgage Securitization. As part of adoption of this guidance the Company reviewed these entities as part of our consolidation analysis of variable interest entities ("VIEs"). The conclusion of the review was that the former QSPEs should be consolidated by the Company. Please refer to Note 11, Variable Interest Entities for more information. The Company has not transferred any financial assets since the adoption of this standard. The Company will apply this guidance to all future transfers of financial assets.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2009-17 — Consolidations — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. In December of 2009, the FASB issued ASU No. 2009-17 — Consolidations — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. The amendments to this Update incorporate FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R) ("SFAS No. 167") into the ASC. SFAS No. 167 was issued by the Board on June 12, 2009. This Statement applies to all investments in VIEs beginning for the Company on January 1, 2010. This analysis will include QSPEs used for securitizations as SFAS No. 166 eliminated the concept of a QSPE which subjects former QSPEs to the provisions of FIN 46(R) as amended by this statement. Based on our review of our December 31, 2009 information, the impact of adoption of ASU No. 2009-17 (SFAS No. 167) resulted in the consolidation of two securitization trusts, the 2007 Commercial Mortgage Securitization and the 1996 — 1999 Commercial Mortgage Securitization. Please refer to Note 11, Variable Interest Entities for more information regarding the consolidation of these two trusts.

ASU No. 2010-20 — Receivables — Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The objective of this Update is to require disclosures that facilitate financial statement users in evaluating the nature of credit risk inherent in the portfolio of financing receivables (loans); how that risk is analyzed and assessed in arriving at the allowance for credit losses; and any changes and the reasons for those changes to the allowance for credit losses. The Update requires several new disclosures regarding the reserve for credit losses and other disclosures related to the credit quality of the Company's mortgage loan portfolio. The Company adopted the new disclosures in this Update for the annual reporting period ending December 31, 2010. Refer to Note 10, Mortgage Loans for additional information.

Accounting Pronouncements Not Yet Adopted

ASU No. 2010-15 — Financial Services — Insurance — How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments. The amendments in this Update clarify that an insurance entity should not consider any separate account interests held for the benefit of policy holders in an investment to be the insurer's interests. The entity should not combine general account and separate account interests in the same investment when assessing the investment for consolidation. Additionally, the amendments do not require an insurer to consolidate an investment in which a separate account holds a controlling financial interest if the investment is not or would not be consolidated in the standalone financial statements of the separate account. The amendments in this Update also provide guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation is required. This Update is effective for fiscal years beginning after December 15, 2010. For the Company this Update will be effective January 1, 2011. This Update did not have a material impact on the Company's consolidated results of operations or financial position.

ASU No. 2010-26 — Financial Services — Insurance — Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The objective of this Update is to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts. This Update is effective for periods beginning after December 15, 2011 and is to be applied prospectively. Early adoption and retrospective application are optional. The Company is currently evaluating the impact this Update will have on our financial position and results of operations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2010-28 — Intangibles — Goodwill and Other — When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The amendments in this Update modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. This Update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. For the Company, this will be January 1, 2011. The Company is evaluating its current goodwill impairment process to ensure it complies with this new guidance.

ASU No. 2010-29 — Business Combinations — Disclosure of Supplementary Pro Forma Information for Business Combinations. This Update does not change current accounting for business combinations, however it clarifies the current guidance regarding pro forma disclosures as well as requires a description of the nature and amount of material, nonrecurring pro forma adjustments to arrive at pro forma revenue and earnings. The amendments in this Update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. For the Company, this will be January 1, 2011.

3.  SIGNIFICANT ACQUISTIONS

On December 31, 2010, the Company completed the acquisition of all of the outstanding stock of United Investors Life Insurance Company ("United Investors"), pursuant to a Stock Purchase Agreement, between the Company, Torchmark Corporation ("Torchmark") and its wholly owned subsidiaries, Liberty National Life Insurance Company ("Liberty National") and United Investors.

This acquisition leverages the Company's experience and capabilities in acquiring closed blocks of business and is consistent with its strategy to augment earnings by deploying excess capital through acquisitions. The business being acquired consists of traditional life, interest sensitive life and variable life insurance products, as well as fixed and variable annuities.

The Company accounted for this transaction under the purchase method of accounting as required by FASB guidance under the ASC Business Combinations topic. This guidance requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The aggregate purchase price for United Investors consists of cash consideration of $342.9 million paid as of the closing date, and an additional payment of $20.4 million was paid to Torchmark in the first quarter of 2011. This additional consideration is based on a final settlement of statutory surplus and other adjustments and is due from the Company within 90 days of the acquisition date of December 31, 2010. An accrual for this amount is included in other liabilities on the Company's consolidated balance sheet.

The amount recorded as the value of business acquired at December 31, 2010, represents the actuarially estimated present value of after-tax future cash flows, adjusted for statutory reserve differences and cost of capital, from the policies acquired through the United Investors acquisition. This amount will be amortized in proportion with the gross premiums or estimated gross profits (as prescribed within the ASC Financial Services-Insurance Topic) of the acquired insurance contracts. See Note 5, Deferred Policy Acquisition Costs and Value of Business Acquired.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT ACQUISTIONS — (Continued)

The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value as of December 31, 2010
(Dollars In Thousands)
ASSETS
Investments	$786,356
Cash	—
Accrued investment income	12,836
Accounts and premiums receivable, net	2,736
Reinsurance receivable	40,596
Value of business acquired	75,351
Other assets	246
Assets related to separate accounts	770,904
Total assets	1,689,025
LIABILITIES
Policy liabilities and accrual	431,027
Annuity account balances	116,246
Other policyholders' funds	347
Other liabilities	6,493
Liabilities related to separate accounts	770,904
Total liabilities	1,325,017
NET ASSETS ACQUIRED	$364,008

The following (unaudited) pro forma condensed consolidated results of operations assume that the acquisition of United Investors was completed as of January 1, 2009:

	For The Year Ended December 31,
	2010	2009
	(Dollars In Thousands)
Revenue	$3,036,427	$3,015,226
Net income	281,415	288,691

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, nor is it intended to be a projection of future results.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Fixed maturities	$1,301,047	$1,302,630	$1,422,364
Equity securities	17,836	20,699	19,041
Mortgage loans	310,988	249,802	238,062
Investment real estate	3,180	3,666	3,771
Short-term investments	77,185	114,026	34,361
	1,710,236	1,690,823	1,717,599
Other investment expenses	85,391	87,760	99,385
Net investment income	$1,624,845	$1,603,063	$1,618,214

For the year ended December 31, 2010, mortgage loan investment income increased $61.2 million. The increase was primarily due to two trusts that were previously part of the CMBS portfolio, but are now included in the Company's mortgage loan portfolio after the adoption of ASU No. 2009-17 in the first quarter of 2010. See Note 11, Variable Interest Entities for additional information.

Net realized investment gains (losses) for all other investments are summarized as follows:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Fixed maturities	$51,816	$4,848	$7,427
Equity securities	6,489	14,311	63
Impairments on fixed maturity securities	(39,550)	(160,319)	(311,579)
Impairments on equity securities	(1,815)	(19,572)	—
Modco trading portfolio	109,399	285,178	(290,831)
Other investments	(9,283)	(628)	2,674
Total realized gains (losses) — investments	$117,056	$123,818	$(592,246)

For the year ended December 31, 2010, gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $99.8 million and gross realized losses were $82.6 million, including $41.1 million of impairment losses. The $41.1 million excludes $0.3 million of impairment losses in the trading portfolio for the year ended December 31, 2010.

For the year ended December 31, 2010, the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.9 billion. The gain realized on the sale of these securities was $99.8 million.

For the year ended December 31, 2010, the Company sold securities in an unrealized loss position with a fair value (proceeds) of $709.6 million. The loss realized on the sale of these securities was $41.5 million. The $41.5 million loss recognized on available-for-sale securities for the year ended December 31, 2010, includes $12.2 million of loss on the sale of certain oil industry holdings. The Company made the decision to sell these securities due to circumstances regarding the oil spill in the Gulf of Mexico. A $3.8 million loss was recognized on the sale of securities of which the issuer was a European financial institution. In addition, a $3.2 million loss

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

was recognized on securities that were sold in anticipation of the issuer entering bankruptcy proceedings. Also included in the $41.5 million loss is a $10.4 million loss due to the exchange of certain holdings as the issuer exited bankruptcy proceedings.

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(Dollars In Thousands)
2010
Fixed maturities:
Bonds
Residential mortgage-backed securities	$2,632,414	$49,936	$(144,077)	$2,538,273
Commercial mortgage-backed securities	168,483	6,409	(933)	173,959
Other asset-backed securities	877,752	679	(29,664)	848,767
U.S. government-related securities	1,142,805	33,997	(3,071)	1,173,731
Other government-related securities	195,478	5,744	(15)	201,207
States, municipals, and political subdivisions	976,819	8,752	(22,345)	963,226
Corporate bonds	14,997,955	947,935	(176,817)	15,769,073
	20,991,706	1,053,452	(376,922)	21,668,236
Equity securities	296,105	14,527	(5,242)	305,390
Short-term investments	234,958	—	—	234,958
	$21,522,769	$1,067,979	$(382,164)	$22,208,584
2009
Fixed maturities:
Bonds
Residential mortgage-backed securities	$3,753,105	$30,562	$(425,692)	$3,357,975
Commercial mortgage-backed securities	1,013,074	65,583	(91,639)	987,018
Other asset-backed securities	1,140,351	597	(86,221)	1,054,727
U.S. government-related securities	488,488	1,471	(2,997)	486,962
Other government-related securities	403,173	3,807	(609)	406,371
States, municipals, and political subdivisions	351,069	5,740	(6,177)	350,632
Corporate bonds	13,085,287	527,747	(417,861)	13,195,173
	20,234,547	635,507	(1,031,196)	19,838,858
Equity securities	237,552	3,361	(9,001)	231,912
Short-term investments	789,152	—	—	789,152
	$21,261,251	$638,868	$(1,040,197)	$20,859,922

As of December 31, 2010 and 2009, the Company had an additional $3.0 billion and $2.9 billion, respectively, of fixed maturities, $11.9 million and $3.2 million, respectively, of equity securities, and $114.3 million and $250.8 million, respectively, of short-term investments classified as trading securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of available-for-sale fixed maturities as of December 31, 2010, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Amortized Cost	Fair Value
	(Dollars In Thousands)
Due in one year or less	$531,244	$540,158
Due after one year through five years	3,427,759	3,517,221
Due after five years through ten years	6,067,927	6,360,329
Due after ten years	10,964,776	11,250,528
	$20,991,706	$21,668,236

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities is recognized in other comprehensive income (loss) as a non-credit portion of the recognized other-than-temporary impairment. When calculating the post impairment cost for RMBS, CMBS, and other asset-backed securities, the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

During the year ended December 31, 2010, the Company recorded other-than-temporary impairments of investments of $75.0 million. Of the $75.0 million of impairments for the year ended December 31, 2010, $41.4 million was recorded in earnings and $33.6 million was recorded in other comprehensive income (loss). For the year ended December 31, 2010, there was $2.5 million of other-than-temporary impairments related to equity securities. For the year ended December 31, 2010, there was $72.5 million of other-than-temporary impairments related to debt securities. During this period, there was no other-than-temporary impairments related to debt securities or equity securities that the Company intends to sell or expects to be required to sell.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The following chart is a rollforward of credit losses on debt securities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	For The Year Ended December 31,
	2010	2009
	(Dollars In Thousands)
Beginning balance	$25,066	$—
Additions for newly impaired securities	26,893	80,195
Additions for previously impaired securities	4,964	7,136
Reductions for previously impaired securities due to a change in expected cash flows	—	(32,451)
Reductions for previously impaired securities that were sold in the current period	(17,648)	(29,687)
Other	—	(127)
Ending balance	$39,275	$25,066

The following table includes investments' gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$236,615	$(17,773)	$1,167,747	$(126,304)	$1,404,362	$(144,077)
Commercial mortgage-backed securities	25,679	(933)	—	—	25,679	(933)
Other asset-backed securities	167,089	(2,452)	594,756	(27,212)	761,845	(29,664)
U.S. government-related securities	144,807	(3,071)	—	—	144,807	(3,071)
Other government-related securities	33,936	(8)	14,993	(7)	48,929	(15)
States, municipalities, and political subdivisions	563,352	(22,345)	—	—	563,352	(22,345)
Corporate bonds	2,262,224	(82,409)	830,351	(94,408)	3,092,575	(176,817)
Equities	11,950	(3,321)	13,344	(1,921)	25,294	(5,242)
	$3,445,652	$(132,312)	$2,621,191	$(249,852)	$6,066,843	$(382,164)

The RMBS have a gross unrealized loss greater than twelve months of $126.3 million as of December 31, 2010. These losses relate to a widening in spreads and defaults as a result of continued weakness in the residential housing market which have reduced the fair value of the RMBS holdings. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of the investments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The other asset-backed securities have a gross unrealized loss greater than twelve months of $27.2 million as of December 31, 2010. This category predominately includes student-loan backed auction rate securities whose underlying collateral is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These losses relate to the auction rate securities ("ARS") market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary. In addition, the Company has the ability and intent to hold these securities until their values recover or maturity.

The corporate bonds category has gross unrealized losses greater than twelve months of $94.4 million as of December 31, 2010. These losses relate primarily to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information including the Company's ability and intent to hold these securities to recovery.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of debt securities.

The following table includes investments' gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporary impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2009:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$338,297	$(9,744)	$2,334,022	$(415,948)	$2,672,319	$(425,692)
Commercial mortgage-backed securities	2,136	(429)	187,515	(91,210)	189,651	(91,639)
Other asset-backed securities	81,331	(2,269)	802,799	(83,952)	884,130	(86,221)
U.S. government-related securities	276,534	(2,993)	54	(4)	276,588	(2,997)
Other government-related securities	161,276	(609)	—	—	161,276	(609)
States, municipalities, and political subdivisions	188,322	(6,140)	456	(37)	188,778	(6,177)
Corporate bonds	1,360,669	(41,265)	3,135,958	(376,596)	4,496,627	(417,861)
Equities	14,948	(841)	88,516	(8,160)	103,464	(9,001)
	$2,423,513	$(64,290)	$6,549,320	$(975,907)	$8,972,833	$(1,040,197)

The RMBS have a gross unrealized loss greater than 12 months of $415.9 million as of December 31, 2009. These losses relate to a widening in spreads as a result of continued weakness in the residential housing market. Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of the investments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

For CMBS in an unrealized loss position for greater than 12 months, $90.4 million of the total $91.2 million unrealized loss relates to securities issued in Company-sponsored commercial loan securitizations. These losses relate primarily to market illiquidity as opposed to underlying credit concerns. Factors such as credit enhancements within the deal structures and the underlying collateral performance and characteristics support the recoverability of the investments.

The corporate bonds category has gross unrealized losses greater than 12 months of $376.6 million as of December 31, 2009. These losses relate primarily to fluctuations in credit spreads. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information including the Company's ability and intent to hold these securities to recovery.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the factors discussed and because the Company has the ability and intent to hold equity investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of debt securities.

As of December 31, 2010, the Company had securities in its available-for-sale portfolio which were rated below investment grade of $2.7 billion and had an amortized cost of $2.9 billion. In addition, included in the Company's trading portfolio, the Company held $331.2 million of securities which were rated below investment grade. Approximately $506.4 million of the below investment grade securities were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Fixed maturities	$696,942	$1,682,551	$(1,900,992)
Equity securities	9,701	32,728	(39,414)

Certain investments, consisting of fixed maturities, equities, and investment real estate, with a carrying value of $7.7 million were non-income producing for the year ended December 31, 2010.

Included in the Company's invested assets are $793.4 million of policy loans as of December 31, 2010. The interest rates on standard policy loans range from 3.00% to 9.95%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. The Company requires initial collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities' market value is monitored on a daily basis. As of December 31, 2010, securities with a market value of $95.6 million were loaned under this program. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in "short-term investments" with a corresponding liability recorded in "other liabilities" to account for its obligation to return the collateral. As of December 31, 2010, the fair value of the collateral related to this program was $96.5 million and the Company has an obligation to return $98.2 million of collateral to the securities borrower.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

Mortgage Loans

Refer to Note 10, Mortgage Loans for information on the Company's mortgage loan portfolio.

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Balance, beginning of period	$2,682,202	$3,167,811
Capitalization of commissions, sales, and issue expenses	447,525	395,636
Amortization	(118,191)	(281,844)
Change in unrealized investment gains and losses	(157,619)	(599,403)
Other	402	2
Balance, end of period	$2,854,319	$2,682,202

Value of business acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Balance, beginning of period	$943,069	$979,257
Acquisitions	75,351	—
Amortization	(57,797)	(36,188)
Other	7,630	—
Balance, end of period	$968,253	$943,069

The expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2011	$70,733
2012	62,423
2013	54,272
2014	46,313
2015	38,430

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2008	$48,008	$48,158	$96,166
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2009	44,910	48,158	93,068
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2010	$41,812	$48,158	$89,970

During the year ended December 31, 2010, the Company decreased its goodwill balance by approximately $3.1 million. The decrease was due to an adjustment in the Acquisitions segment related to tax benefits realized during 2010 on the portion of tax goodwill in excess of GAAP basis goodwill. As of December 31, 2010, the Company had an aggregate goodwill balance of $90.0 million.

During the year ended December 31, 2009, the Company decreased its goodwill balance by approximately $3.1 million. The decrease was due to an adjustment in the Acquisitions segment related to tax benefits realized during 2009 on the portion of tax goodwill in excess of GAAP basis goodwill. As of December 31, 2009, the Company had an aggregate goodwill balance of $93.1 million.

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compared its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. Additionally, the discount rate used is based on the Company's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows. As of December 31, 2010, the Company performed its annual evaluation of goodwill and determined that no adjustment to impair goodwill was necessary.

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and variable annuity products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our variable annuity products, various account value guarantees

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

upon death. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 8.5%, mortality at 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table, lapse rates ranging from 2%-20% (depending on product type and duration), and an average discount rate of 6.4%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income (loss).

The variable annuity separate account balances subject to GMDB were $4.4 billion as of December 31, 2010. The total guaranteed amount payable based on variable annuity account balances as of December 31, 2010, was $238.0 million (including $221.9 million in the Annuities segment and $16.1 million in the Acquisitions segment) with a GMDB reserve of $0.3 million in the Acquisitions segment. The average attained age of contract holders as of December 31, 2010 for the Company was 67.

These amounts exclude the variable annuity business of the Chase Insurance Group which has been 100% reinsured to CALIC, under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $33.0 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2010, was 62.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Beginning balance	$342	$1,205	$598
Incurred guarantee benefits	11,799	10,193	5,573
Less: Paid guarantee benefits	5,729	11,056	4,966
Ending balance	$6,412	$342	$1,205

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Equity mutual funds	$3,149,445	$2,191,851
Fixed income mutual funds	1,279,639	616,272
Total	$4,429,084	$2,808,123

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Activity in the Company's deferred sales inducement asset was as follows:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Deferred asset, beginning of period	$116,298	$99,132	$67,736
Amounts deferred	25,587	24,506	45,005
Amortization	(29,738)	(7,340)	(13,609)
Deferred asset, end of period	$112,147	$116,298	$99,132

8.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2010, the Company had reinsured approximately 64% of the face value of its life insurance in-force. The Company has reinsured approximately 28% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2010, 2009, or 2008 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

The following table presents the net life insurance in-force:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Millions)
Direct life insurance in-force	$753,519	$755,263	$754,425
Amounts assumed from other companies	18,799	19,826	21,183
Amounts ceded to other companies	(495,056)	(515,136)	(540,561)
Net life insurance in-force	$277,262	$259,953	$235,047
Percentage of amount assumed to net	7%	8%	9%

The following table reflects the effect of reinsurance on life insurance premiums written and earned:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Millions)
Direct premiums	$2,153	$2,135	$2,139
Reinsurance assumed	167	113	176
Reinsurance ceded	(1,284)	(1,350)	(1,473)
Net premiums	$1,036	$898	$842
Percentage of amount assumed to net	16%	13%	21%

The Company has also reinsured accident and health risks representing $17.3 million, $21.9 million, and $29.7 million of premium income, while the Company has assumed accident and health risks representing $0.1 million, $0.1 million, and $0.8 million of premium income for 2010, 2009, and 2008, respectively. In addition, the Company reinsured property and casualty risks representing $78.9 million, $137.1 million, and $65.9 million of premium income, while the Company assumed property and casualty risks representing $7.1 million, $67.5 million, and $10.7 million of premium income for 2010, 2009, and 2008, respectively.

As of December 31, 2010 and 2009, policy and claim reserves relating to insurance ceded of $5.5 billion and $5.3 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2010 and 2009, the Company had paid $132.6 million and $99.3 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2010 and 2009, the Company had receivables of $64.8 million and $64.2 million, respectively, related to insurance assumed.

During 2006, the Company recorded $27.1 million of bad debt charges related to its Lender's Indemnity product line. These bad debt charges followed the bankruptcy filing related to CENTRIX Financial LLC ("CENTRIX"), the originator and servicer of the business, and are the result of the Company's assessment, based in part on facts discovered by an audit after the bankruptcy filing, of the inability of CENTRIX and an affiliated reinsurer to meet their obligations under the program. The product guarantees to the lender, primarily credit unions, the difference between a value calculated based on the estimated or actual market value of a vehicle and the outstanding balance of a loan in the event the vehicle is repossessed or sold because the loan is in default. The Company ceased offering the Lender's Indemnity product in 2003 with

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

the last policy expiring in 2009. The Company has been actively working to settle its exposure with the various policyholders since 2007. From 2007 through 2009, the majority of the Company's exposure was settled successfully and the Company continued to work to settle the remaining claims. The business was ceded to an affiliate of CENTRIX until the treaty was commuted in 2009 with no net financial impact to the Company. In the first quarter of 2010, the Company successfully settled its last exposure in the Lender's Indemnity product line. As a result of this final settlement, $7.8 million in excess reserves were released in the first quarter of 2010.

The Company's third party reinsurance receivables amounted to $5.5 billion and $5.2 billion as of December 31, 2010 and 2009, respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2010		2009
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Swiss Re Life & Health America, Inc.	$612.3	A	$592.6	A
Security Life of Denver Insurance Co.	609.1	A	573.1	A
Lincoln National Life Insurance Co.	460.7	A+	445.6	A+
Transamerica Life Insurance Co.	428.0	A+	429.5	A
American United Life Insurance Co.	324.5	A	314.1	A
Employers Reassurance Corp.	302.8	A-	256.9	A-
RGA Reinsurance Co.	221.2	A+	215.1	A+
The Canada Life Assurance Company	216.4	A+	204.3	A+
Scottish Re (U.S.), Inc.	197.5	E	184.4	E
XL Life Ltd.	180.4	A-	173.2	A-

During 2008, Scottish Re US ("SRUS") received a statutory accounting permitted practice from the Delaware Department of Insurance ("the Department") that, in light of decreases in the fair value of the securities in SRUS's qualifying reserve credit trust accounts on business ceded to certain securitization companies, relieved SRUS of the need to receive additional capital contributions. On January 5, 2009, the Department issued an order of supervision (the "Order of Supervision") against SRUS, in accordance with Delaware law, which, among other things, requires the Department's consent to any transaction outside the ordinary course of business, and which, in large part, formalized certain reporting and processes already informally in place between SRUS and the Department. On April 3, 2009, the Department issued an Extended and Amended Order of Supervision against SRUS which, among other things, clarified that payments made by SRUS to its ceding insurers in satisfaction of claims or other obligations are not subject to the Department's approval, but that any amendments to its reinsurance agreements must be disclosed to and approved by the Department. SRUS continues to promptly pay claims and satisfy its other obligations to our insurance subsidiaries. The Company cannot predict what these or other changes in the status of SRUS's financial condition may have on the Company's ability to take reserve credit for the business ceded to SRUS. If the Company was unable to take reserve credit for the business ceded to SRUS, it could have a material adverse impact on both the Company's GAAP and statutory financial condition and results of operations. As of December 31, 2010, the Company had approximately $197.5 million of GAAP recoverables from SRUS, and $526.9 million of ceded statutory reserves related to SRUS.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  REINSURANCE — (Continued)

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

9.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $500 million (the "Credit Facility"). The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $600 million. Balances outstanding under the Credit Facility accrue interest at a rate equal to (i) either the prime rate or the London Interbank Offered Rate ("LIBOR"), plus (ii) a spread based on the ratings of PLC's senior unsecured long-term debt. The Credit Agreement provides that the Company is liable for the full amount of any obligations for borrowings or letters of credit, excluding those of PLC, under the Credit Facility. The maturity date on the Credit Facility is April 16, 2013. The Company did not have an outstanding balance under the Credit Facility as of December 31, 2010. PLC had an outstanding balance of $142.0 million at an interest rate of LIBOR plus 0.40% under the Credit Facility as of December 31, 2010. The Company was not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2010.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had three series of Surplus Notes with a total outstanding balance of $800 million as of December 31, 2010. PLC holds the entire outstanding balance of Surplus Notes. The Series A1 Surplus Notes have a balance of $400 million and accrue interest at 7.375%, the Series A2 Surplus Notes have a balance of $100 million and accrue interest at 8%, and the Series A3 Surplus Notes have a balance of $300 million and accrue interest at 8.45%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a wholly owned special purpose financial captive insurance company, had $575.0 million of non-recourse funding obligations outstanding as of December 31, 2010. These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates purchased a portion of these securities during 2010. As a result of these purchases, as of December 31, 2010, securities related to $532.4 million of the outstanding balance of the non-recourse funding obligations was held by external parties and securities related to $28.4 million of the non-recourse funding obligations was held by a nonconsolidated affiliate, and $14.2 million was held by a consolidated subsidiary of the Company. These non-recourse funding obligations mature in 2052. $275 million of the total $575.0 million is currently accruing interest at a rate of LIBOR plus 30 basis points. We have experienced higher proportional borrowing costs associated with $300 million of our non-recourse funding

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEBT AND OTHER OBLIGATIONS — (Continued)

obligations supporting the business reinsured to Golden Gate II. These higher costs are the result of higher spread component interest costs associated with the illiquidity of the current market for auction rate securities, as well as a rating downgrade of our guarantor by certain rating agencies. The current rate associated with these obligations is LIBOR plus 200 basis points, which is the maximum rate we can be required to pay under these obligations.

These non-recourse funding obligations are direct financial obligations of Golden Gate and Golden Gate II, respectively, and are not guaranteed by the Company or PLC. These non-recourse obligations are represented by surplus notes that were issued to fund a portion of the statutory reserves required by Regulation XXX. Under the terms of the surplus notes, the holders of the surplus notes cannot require repayment from PLC, the Company, or any of its subsidiaries, other than Golden Gate and Golden Gate II, the direct issuers of the surplus notes, although PLC has agreed to indemnify Golden Gate II for certain costs and obligations (which obligations do not include payment of principal and interest on the surplus notes). In addition, PLC has entered into certain support agreements with Golden Gate and Golden Gate II obligating it to make capital contributions to Golden Gate and Golden Gate II or provide support related to certain of Golden Gate's and Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate and Golden Gate II.

Golden Gate III Vermont Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a Vermont special purpose financial captive insurance company and wholly owned subsidiary, has an outstanding Letter of Credit ("LOC") issued under a Reimbursement Agreement with UBS AG, Stamford Branch ("UBS"), with a total outstanding balance of $505 million as of December 31, 2010. The LOC was issued to a trust for the benefit of our wholly owned subsidiary, West Coast Life Insurance Company ("WCL"). Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $610 million in 2013. The term of the LOC is expected to be eight years, subject to certain conditions including capital contributions made to Golden Gate III by us or one of our affiliates. The LOC was issued to support certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement effective April 1, 2010. The estimated average annual expense of the LOC under GAAP is approximately $11 million, after tax. Pursuant to the terms of the Reimbursement Agreement, in the event amounts are drawn under the LOC by the trustee on behalf of WCL, Golden Gate III will be obligated, subject to certain conditions, to reimburse UBS for the amount of any draw and any interest thereon. The Reimbursement Agreement is non-recourse to the Company, PLC, and WCL. Pursuant to the terms of a letter agreement, PLC has agreed to guarantee the payment of fees to UBS under the Reimbursement Agreement. Pursuant to the Reimbursement Agreement, Golden Gate III has collateralized its obligations to UBS by granting UBS a security interest in certain of its assets.

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a Vermont special purpose financial captive insurance company and wholly owned subsidiary, has an outstanding twelve-year LOC issued under a Reimbursement Agreement with UBS, with a total outstanding balance of $270.0 million as of December 31, 2010. The term of the LOC is 12 years. The LOC was issued to a trust for the benefit of WCL. Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The LOC was issued to support certain obligations of Golden Gate IV to WCL for a portion of reserves related to level premium term life insurance policies reinsured by Golden Gate IV from WCL under an indemnity reinsurance agreement effective October 1, 2010. The estimated average annual expense of the LOC under GAAP is approximately $6.4 million, after tax. Pursuant to the terms of the Reimbursement Agreement, in the event amounts are drawn under the LOC by the trustee on behalf of WCL, Golden Gate IV will be obligated,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEBT AND OTHER OBLIGATIONS — (Continued)

subject to certain conditions, to reimburse UBS for the amount of any draw and interest thereon. The Reimbursement Agreement is "non-recourse" to the Company, PLC and WCL. Pursuant to the terms of a letter agreement with UBS, PLC has agreed to guarantee the payment of fees to UBS under the Reimbursement Agreement. Pursuant to the Reimbursement Agreement, Golden Gate IV has collateralized its obligations to UBS by granting UBS a security interest in certain of its assets.

Non-recourse funding obligations outstanding as of December 31, 2010, on a consolidated basis, are shown below in the following table:

Issuer	Balance	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company	$800,000	2037	6.47%
Golden Gate II Captive Insurance Company	560,800	2052	1.88%
Total	$1,360,800

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on other obligations, non-recourse funding obligations, and other temporary borrowings was $71.4 million, $39.0 million, and $67.5 million in 2010, 2009, and 2008, respectively. The $32.4 million increase in interest on other obligations was primarily related to additional interest expense on the $800 million non-recourse funding obligations issued by Golden Gate. In addition, letter of credit fees associated with Golden Gate III and Golden Gate IV contributed to the increase.

10.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2010, the Company's mortgage loan holdings were approximately $4.9 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, professional office buildings, and warehouses). The Company believes these asset types tend to weather economic downturns better than other commercial asset classes in which it have chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  MORTGAGE LOANS — (Continued)

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2010:

Type	Percentage of Mortgage Loans on Real Estate
Retail	66.2%
Office Buildings	12.7
Apartments	12.2
Warehouses	7.0
Other	1.9
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.0% of mortgage loans. Approximately 74.9% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Texas	13.7%
Georgia	8.8
Tennessee	7.6
Alabama	7.1
Florida	7.0
South Carolina	5.2
Ohio	4.8
Utah	4.6
North Carolina	4.4
Indiana	3.1
Pennsylvania	3.1
California	2.8
Michigan	2.7
74.9%

During 2010, the Company funded approximately $310 million of new loans, with an average loan size of $4.5 million. The average size mortgage loan in the portfolio as of December 31, 2010, was $2.7 million, and the weighted-average interest rate was 6.31%. The largest single mortgage loan was $33.8 million.

Many of the mortgage loans have call options or interest rate reset options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options or increase the interest rates on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $238.8 million would become due in 2011, $991.1 million in 2012 through 2016, $744.1 million in 2017 through 2021, and $273.5 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  MORTGAGE LOANS — (Continued)

December 31, 2010 and 2009, approximately $884.7 million and $808.6 million, respectively, of the Company's mortgage loans have this participation feature.

As of December 31, 2010 and 2009, delinquent mortgage loans, foreclosed properties, and restructured loans pursuant to a pooling and servicing agreement were less than 0.2% of invested assets. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. The Company's mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those previously a part of variable interest entity securitizations and thus subject to a contractual pooling and servicing agreement. The loans subject to a pooling and servicing agreement have been included on the Company's consolidated balance sheet beginning in the first quarter of 2010 in accordance with ASU 2009-17. For loans not subject to a pooling and servicing agreement, as of December 31, 2010, the Company did not have loans from the mortgage loan portfolio that were nonperforming. In addition, as of December 31, 2010, $19.3 million, 0.4%, of the mortgage loan portfolio that is subject to a pooling and servicing agreement was either nonperforming or has been restructured under the terms and conditions of the pooling and service agreement.

As of December 31, 2010 and 2009, the Company had an allowance for mortgage loan credit losses of $11.7 million and $1.7 million, respectively. Over the past ten years, the Company's commercial mortgage loan portfolio has experienced an average credit loss factor of approximately 0.2%. Due to such low historical losses, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC 310. Since the Company uses the specific identification method for calculating reserves, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitor borrower conditions such as payment practices, borrower credit, operating performance, property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each borrower. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that borrower. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan. A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property. An analysis of the change in the allowance for mortgage loan credit losses is provided in the following chart:

As of December 31, 2010
(Dollars In Thousands)
Beginning balance	$1,725
Charge offs	(1,146)
Recoveries	—
Provision	11,071
Ending balance	$11,650

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  MORTGAGE LOANS — (Continued)

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status.

	30-59 Delinquent	60-89 Delinquent	Greater than 90 Delinquent	Total Total Delinquent
	(Dollars In Thousands)
Commercial mortgage loans	$40,377	$—	$3,237	$43,614
Number of delinquent commercial mortgage loans	9	—	1	10

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans please refer to the following chart:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	10,792	10,792	11,650	3,579	596	558

11.  VARIABLE INTEREST ENTITIES

In June of 2009, the FASB amended the guidance related to VIEs which was later codified in the ASC through ASU No. 2009-17. Among other accounting and disclosure requirements, this guidance replaces the quantitative-based risks and rewards calculation for determining which enterprise has a controlling financial interest in a VIE with an approach focused on identifying which enterprise has the power to direct the activities of a VIE that most significantly impact its economics and the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. Additionally, the FASB amended the guidance related to accounting for transfers of financial assets which was later codified in the ASC through ASU No. 2009-16. This guidance, among other requirements, removed the concept of a QSPE used for the securitization of financial assets. Previously, QSPEs were excluded from the guidance related to VIEs. Upon adoption of ASU No. 2009-17 and ASU No. 2009-16 on January 1, 2010, the Company will no longer exclude QSPEs from the analysis of VIEs.

As part of adopting these updates, the Company updated its process for evaluating VIEs. The Company's analysis consists of a review of entities in which the Company has an ownership interest that is less than 100%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  VARIABLE INTEREST ENTITIES — (Continued)

(excluding debt and equity securities held as trading and available-for-sale), as well as entities with which the Company has significant contracts or other relationships that could possibly be considered variable interests. The Company reviews the characteristics of each of these applicable entities and compares those characteristics to the criteria of a VIE set forth in Topic 810 of the FASB ASC. If the entity is determined to be a VIE, the Company then performs a detailed review of all significant contracts and relationships (individually an "interest", collectively "interests") with the entity to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company: 1) has the power to direct the activities of the VIE that most significantly impact the VIE's economic performance and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis the Company had interests in two former QSPEs that were determined to be VIEs as of January 1, 2010. These two VIEs were trusts used to facilitate commercial mortgage loan securitizations. The determining factor was that the trusts had negligible or no equity at risk. The Company's variable interests in the trusts are created by the contract to service the mortgage loans held by the trusts as well as the retained beneficial interests in certain of these securities issued by the trusts. The activities that most significantly impact the economics of the trusts are predominantly related to the servicing of the mortgage loans, such as timely collection of principal and interest, direction of foreclosure proceedings, and management and sale of foreclosed real estate owned by the trusts. The Company is the servicer responsible for these activities and has the sole power to appoint such servicer through its beneficial interests in the securities. These criteria give the Company the power to direct the activities of the trusts that most significantly impact the trusts economic performance. Additionally, the Company is obligated, as an owner of the securities issued by the trusts, to absorb its share of losses on the securities. The Company's share of losses could potentially be significant to the trusts. Based on the fact that the Company has the power to direct the activities that most significantly impact the economics of the trusts and the obligation to absorb losses that could potentially be significant, it was determined that the Company is the primary beneficiary of the trusts, thus resulting in consolidation.

The assets of the trusts consist entirely of commercial mortgage loans and accrued interest, which are restricted and can only be used to satisfy the obligations of the trusts. The obligations of the trusts consist of commercial mortgage-backed certificates. The assets and obligations of the trusts are equal and thus, the trusts have no equity interest. The certificates are direct obligations of the trusts and are not guaranteed by the Company. The Company has no other obligations to the trusts other than those that are customary for a servicer of mortgage loans. Over the life of the trusts, the Company has not provided and will not provide any financial or other support to the trusts other than customary actions taken by a servicer of mortgage loans.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  VARIABLE INTEREST ENTITIES — (Continued)

The following adjustments to the Company's consolidated balance sheet were made as of January 1, 2010:

Adjustments to the Consolidated Balance Sheets

	As of January 1, 2010
	(Dollars In Thousands)
Assets
Fixed maturities:
Commercial mortgage-backed securities at fair value (amortized cost — $873,196)	$(844,535	)(1)
Mortgage loans — securitized (net of loan loss reserve of $1.1 million)	1,018,000	(2)
Total investments	173,465
Accrued investment income	361	(2)
Total assets	$173,826
Liabilities:
Deferred income taxes	$17,744	(3)
Mortgage loan backed certificates	124,580	(2)
Other liabilities	(1,400	)(4)
Total liabilities	140,924
Shareowner's equity:
Retained earnings	14,290	(2)
Accumulated other comprehensive income (loss)	18,612	(5)
Total shareowners' equity	32,902
Total liabilities and shareowner's equity	$173,826

(1)  The noncash portion for the consolidated statements of cash flows for the year ended December 31, 2010, was $873.2 million.

(2)  The noncash portion for the consolidated statements of cash flows for the year ended December 31, 2010, is the amount presented.

(3)  The noncash portion for the consolidated statements of cash flows for the year ended December 31, 2010, was $7.7 million.

(4)  The other liabilities did not have an effect on the consolidated statements of cash flows for the year ended December 31, 2010.

(5)  The accumulated other comprehensive income (loss) did not have an effect on the consolidated statements of cash flows for the year ended December 31, 2010.

The adjustments had a net zero impact to the consolidated condensed statements of cash flows.

The reduction in fixed maturity commercial mortgage-backed securities ("CMBS") represents the beneficial interests held by the Company that have been removed due to the consolidation of the trusts. This amount is reflected in fixed maturities on the consolidated balance sheet.

The increase in mortgage loans represents the mortgage loans held by the trusts that have been consolidated. This balance as of January 1, 2010, was net of a loan loss reserve of $1.1 million.

The increase in accrued investment income is the result of accruing interest on the entire pool of mortgage loans.

The increase in deferred income taxes is a result of a change in temporary tax differences arising from the adjustments to shareowner's equity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  VARIABLE INTEREST ENTITIES — (Continued)

The mortgage loan backed certificates liability represents the commercial mortgage-backed securities issued by the trusts and held by third parties.

The decrease in other liabilities is a decrease in amounts payable to the trusts of approximately $1.4 million. Upon consolidation of the trusts as of January 1, 2010, the Company adjusted retained earnings to reflect after tax interest income not recognized in prior periods due to the securitization of the commercial mortgage loans. If the Company had held the mortgage loans as opposed to the retained beneficial interest securities, the Company's retained earnings would have been $14.3 million higher over the life of the securities.

The adjustment to accumulated other comprehensive income (loss) was a result of different accounting basis for mortgage loans and the CMBS. As of December 31, 2009, the retained beneficial interest securities were carried at fair value in the balance sheet and had an after tax unrealized loss in accumulated other comprehensive income (loss) of $18.6 million. Upon consolidation of the trusts on January 1, 2010, the Company consolidated the mortgage loans held by the trusts which are carried at amortized cost less any related loan loss reserve. The retained beneficial interest securities as well as the associated unrealized loss were eliminated in consolidation.

12.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 19 cities including 23,586 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $8.2 million. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2011	$8,193
2012	5,924
2013	5,938
2014	5,156
2015	3,595
Thereafter	2,953

Additionally, the Company leases a building contiguous to its home office. The lease extends to January 2014. At the end of the lease term the Company may purchase the building for approximately $75 million. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2011	$716
2012	719
2013	636
2014	75,082

As of December 31, 2010 and 2009, the Company had outstanding mortgage loan commitments of $212.5 million at an average rate of 5.94% and $175.2 million at an average rate of 6.34%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  COMMITMENTS AND CONTINGENCIES — (Continued)

statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The Company, in the ordinary course of business, is involved in such litigation and arbitration. The occurrence of such litigation and arbitration may become more frequent and/or severe when general economic conditions have deteriorated. Although the Company cannot predict the outcome of any such litigation or arbitration, the Company does not believe that any such outcome will have a material impact on its financial condition or results of the operations.

13.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2010, 2009, and 2008, PL&A paid no dividends to PLC on its preferred stock.

As of December 31, 2010, approximately $1.9 billion of consolidated shareowner's equity, excluding net unrealized gains on investments, represented net assets of the Company and its insurance subsidiaries that cannot be transferred to PLC. In addition, the Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. In addition, the Company can receive approximately $35.3 million of ordinary dividends from its subsidiaries in 2011.

14.  STOCK-BASED COMPENSATION

A portion of PLC's 401(k) and Stock Ownership Plan ("401(k) Plan") consists of an Employee Stock Ownership Plan ("ESOP"). The ESOP stock was used to match employee contributions to and to provide other employee benefits. During 2009, all outstanding ESOP shares were allocated from the ESOP to employee 401(k) accounts.

PLC, from time to time, reissued treasury shares or bought additional shares of common stock in the open market to complete its 401(k) Plan obligations. In addition to the shares allocated to employee 401(k) accounts from the ESOP, PLC reissued from treasury 11,896 shares of common stock to the 401(k) Plan during 2008 to complete its 401(k) Plan obligations.

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Under plans approved by shareowners in 1997, 2003, and 2008, up to 7,500,000 PLC shares may be issued in payment of awards.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

The criteria for payment of performance awards is based primarily upon a comparison of PLC's average return on average equity over a four-year period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, upon a change in control of PLC) to that of a comparison group of publicly held life and multi-line insurance companies. For the 2008 awards, if PLC's results are below the 25th percentile of the comparison group, no portion of the award is earned. For the 2005-2007 awards, if PLC's results are below the 40th percentile of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of PLC's common stock. No performance share awards were issued during the years ended December 31, 2010 and 2009.

Performance shares were awarded in 2008, 2007, and 2006 and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2008	75,900	$2,900
2007	66,100	2,900
2006	136,030	6,500

Performance shares are equivalent in value to one share of PLC common stock times the award earned percentage payout. In the past, PLC has also issued performance-based stock appreciation rights ("P-SARs"). P-SARs convert to the equivalent of one stock appreciation right ("SARs") if earned times the award percentage payout. The P-SARs, once converted to SARs, expire 10 years after the grant date. As of December 31, 2010, the total outstanding performance shares related to these performance-based plans measured at maximum payouts were 257,800 shares.

SARs of PLC have been granted to certain officers to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs are exercisable either five years after the date of grants or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price is as follows:

	Weighted-Average Base Price per share	No. of SARs
Balance at December 31, 2007	$31.98	1,262,704
SARs granted	38.45	329,000
SARs exercised / forfeited	32.67	(32,131)
Balance at December 31, 2008	33.33	1,559,573
SARs granted	3.57	915,829
SARs exercised / forfeited	40.16	(6,200)
Balance at December 31, 2009	22.28	2,469,202
SARs granted	18.34	344,400
SARs exercised / forfeited / expired	20.98	(488,765)
Balance at December 31, 2010	$21.97	2,324,837

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

The following table provides information as of December 31, 2010, about equity compensation plans under which PLC's common stock is authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2010(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2010(b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) as of December 31, 2010(c)
Equity compensation plans approved by shareowners	2,553,730	(1)	$21.97	(3)	2,902,402	(4)
Equity compensation plans not approved by shareowners	408,113	(2)	Not applicable		Not applicable(5)
Total(2)	2,961,843	(1)(2)	$21.97	(3)	2,902,402	(4)(6)

(1)  Includes the following number of shares of common stock with respect to outstanding awards under the LTIP, determined as provided in the LTIP: (a) 1,511,144 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 88,220 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2010); and (c) 647,672 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); and (d) 306,694 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers.

(2)  Includes the following number of shares of common stock, determined as provided in the plans decribed below: (a) 230,526 shares issuable with respect to stock equivalents pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC; (b) 107,173 shares issuable with respect to stock equivalents pursuant to PLC's Deferred Compensation Plan for Officers; and (c) 70,414 shares issuable with respect to stock equivalents pursuant to PLC's Regional Sales Manager Deferred Bonus Plan.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents (a) 2,835,902 shares of common stock available for future issuance under the LTIP; and (b) 66,500 shares of common stock available for future issuance under the Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants.

(6)  Plus any shares that become issuable under the plans listed in Note (2).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  STOCK-BASED COMPENSATION — (Continued)

The outstanding SARs as of December 31, 2010, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$32.00	360,000	2	360,000
26.49	50,000	3	50,000
41.05	111,700	5	111,700
48.60	38,400	6	38,400
45.70	35,070	6	35,070
43.46	189,475	7	144,075
48.05	3,000	7	2,250
41.12	2,500	7	1,875
38.59	318,700	8	159,350
3.50	869,442	9	268,323
9.54	5,000	9	1,666
17.48	8,000	10	—
18.36	332,550	10	—
20.40	1,000	10	—

The SARs issued for the year ended December 31, 2010 and 2009, had estimated fair values at grant date of $3.3 million and $0.9 million, respectively. These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for both the 2010 and 2009 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and an expected exercise date of 2016. Assumptions used in the model for the 2009 SARs were as follows: expected volatility ranging from 68.5% to 77.2%, a risk-free interest rate ranging from 2.7% to 3.0%, a dividend rate ranging from 2.3% to 10.3%, a zero percent forfeiture rate, and an expected exercise date of 2015. PLC will pay an amount in stock equal to the difference between the specified base price of PLC's common stock and the market value at the exercise date for each SAR.

Additionally, PLC issued 360,450 restricted stock units for the year ended December 31, 2010. These awards had a total fair value at grant date of $6.6 million. Approximately half of these restricted stock units vest in 2013, and the remainder vest in 2014. For the year ended December 31, 2009, PLC issued 580,700 restricted stock units that had a fair value at grant date of $2.2 million.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $10.2 million, $3.9 million, and $4.0 million in 2010, 2009, and 2008, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of PLC's shareowners' equity, net of deferred taxes.

15.  EMPLOYEE BENEFIT PLANS

In December 2008, the FASB issued guidance which requires additional disclosures related to Postretirement Benefit Plan Assets. This guidance was intended to provide users of financial statements with an understanding of: 1) how investment allocation decisions are made, including the factors that are pertinent to an understanding

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

of investment policies and strategies, 2) the major categories of plan assets, 3) the inputs and valuation techniques used to measure the fair value of plan assets, 4) the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period, and 5) significant concentrations of risk within plan assets. PLC adopted this guidance effective December 31, 2009, and has included the required disclosures for the Qualified Pension Plan and for the Postretirement Group Life Insurance Plan.

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

•  PLC sponsors a defined benefit pension plan covering substantially all of its employees. Benefits are based on years of service and the employee's compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. During the twelve months ended December 31, 2010, PLC made a $6.5 million contribution to its defined benefit pension plan for the 2009 plan year and a $1.8 million contribution to its defined benefit pension plan for the 2010 plan year. In addition, during the first quarter of 2011, PLC contributed $2.1 million to the defined benefit pension plan for the 2010 plan year. PLC has not yet determined what amount it will fund for the remainder of 2011, but estimates that the amount will be between $10.0 million and $13.5 million.

•  Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

•  PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007, with age plus vesting service less than 55 years will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC uses a December 31 measurement date for all of its plans. The following table presents the benefit obligation, fair value of plan assets, and the funded status of PLC's defined benefit pension plan and unfunded

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

excess benefit plan as of December 31. This table also includes the amounts not yet recognized as components of net periodic pension costs as of December 31:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2010	2009	2010	2009
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$154,113	$135,129	$30,195	$27,838
Change in projected benefit obligation:
Benefit obligation at beginning of year	$147,373	$130,394	$29,508	$28,327
Service cost	7,423	6,834	584	556
Interest cost	8,091	7,847	1,545	1,701
Amendments	—	—	—	—
Actuarial (gain) or loss	7,890	10,703	1,444	1,627
Special termination benefits	—	—	—	—
Benefits paid	(5,073)	(8,405)	(1,489)	(2,703)
Benefit obligation at end of year	165,704	147,373	31,592	29,508
Change in plan assets:
Fair value of plan assets at beginning of year	102,276	92,052	—	—
Actual return on plan assets	12,355	16,629	—	—
Employer contributions(1)	8,298	2,000	1,489	2,703
Benefits paid	(5,073)	(8,405)	(1,489)	(2,703)
Fair value of plan assets at end of year	117,856	102,276	—	—
After Reflecting FASB guidance:
Funded status	(47,848)	(45,097)	(31,592)	(29,508)
Amounts Recognized in the Balance Sheet:
Other assets	—	—	—	—
Other liabilities	(47,848)	(45,097)	(31,592)	(29,508)
Amounts Recognized in Accumulated Other Comprehensive Income:
Net actuarial loss	66,422	65,444	8,618	7,826
Prior service cost	(2,694)	(3,097)	69	81
Net transition asset	$63,728	$62,347	$8,687	$7,907

(1)  Employer contributions disclosed are based on PLC's fiscal filing year.

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2010	2009	2010	2009
Discount rate	5.30%	5.57%	4.79%	5.40%
Rate of compensation increase	2.5 - 3.0	0 - 3.75	3.5 - 4.0	0 - 4.75
Expected long-term return on plan assets	7.75	8.00	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

In assessing the reasonableness of its long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2010	2009	2008	2010	2009	2008
Discount rate	5.57%	6.30%	6.16%	5.40%	6.30%	6.16%
Rates of compensation increase	0 - 3.75	3.75	3.75	0 - 4.75	4.75	4.75
Expected long-term return on plan assets	8.00	8.00	8.00	N/A	N/A	N/A

Components of the net periodic benefit cost for the years ended December 31 are as follows:

	Defined Benefit Pension Plan			Unfunded Excess Benefit Plan
	2010	2009	2008	2010	2009	2008
	(Dollars In Thousands)
Service cost — Benefits earned during the period	$7,423	$6,834	$6,880	$584	$556	$571
Interest cost on projected benefit obligation	8,091	7,847	7,419	1,544	1,701	1,677
Expected return on plan assets	(9,349)	(9,569)	(9,915)	—	—	—
Amortization of prior service cost	(403)	(403)	(403)	12	12	12
Amortization of actuarial losses	3,905	2,017	1,599	653	458	565
Total benefit cost	$9,667	$6,726	$5,580	$2,793	$2,727	$2,825

The estimated net actuarial loss, prior service cost, and transition obligation for these plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2011 are as follows:

	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
Net actuarial loss	$4,798	$752
Prior service cost	(403)	12
Transition obligation	—	—

Allocation of plan assets of PLC's defined benefit pension plan by category as of December 31 are as follows:

Asset Category	Target Allocation for 2011	2010	2009
Cash and cash equivalents	2.0%	1.0%	1.0%
Equity securities	60.0	60.0	65.0
Fixed income	38.0	39.0	34.0
Total	100.0%	100.0%	100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash and cash equivalents. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 tracking fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in an S&P 500 tracking fund (Spartan U.S.) managed by Fidelity. The plan's cash equivalents are invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension play by category as of December 31, 2010, are as follows:

Asset Category	Fair Value
(Dollars In Thousands)
Cash and cash equivalents	$2,072
Equity securities:
Russell 3000 Equity Index Fund	54,737
Spartan U.S. Equity Index Fund	21,644
Fixed income	39,403
Total investments	117,856
Employer contribution receivable	1,598
Total	$119,454

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with the Company is valued at contract value, which PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$—	$2,072	$—	$2,072
Collective investment funds	—	76,381	—	76,381
Group deposit administration annuity contract	—	—	39,403	39,403
Total investments	$—	$78,453	$39,403	$117,856

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$—	$881	$—	$881
Collective investment funds	—	66,503	—	66,503
Group deposit administration annuity contract	—	—	34,892	34,892
Total investments	$—	$67,384	$34,892	$102,276

A reconciliation of the beginning and ending balances for the fair value measurements for which significant unobservable inputs (Level 3) have been used is as follows:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Balance, beginning of year	$34,892	$38,341
Interest income	1,947	2,051
Transfers from collective short-term investments fund	5,000	—
Transfers to collective short-term investments fund	(2,436)	(5,500)
Balance, end of year	$39,403	$34,892

For the year ended December 31, 2010, $5.0 million was transferred into Level 3 from Level 2. For the year ended December 31, 2010, $2.4 million was transferred into Level 2 from Level 3. These transfers were made to maintain an acceptable asset allocation as set by PLC's investment policy.

For the year ended December 31, 2010, there were no transfers between Level 1 and Level 2.

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

Estimated future benefit payments under the defined benefit pension plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2011	$7,683	$2,658
2012	8,380	2,757
2013	9,218	2,500
2014	9,273	2,467
2015	10,423	2,646
2016-2020	65,628	13,288

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2010 and 2009, the accumulated postretirement benefit obligation associated with these benefits was $1.3 million and $1.7 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$1,659	$1,726
Service cost	15	13
Interest cost	50	81
Amendments	—	—
Actuarial (gain) or loss	(238)	181
Plan participant contributions	272	282
Benefits paid	(449)	(624)
Special termination benefits	—	—
Benefit obligation, end of year	$1,309	$1,659

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2010 and 2009, PLC's liability related to this benefit was $0.1 million and $0.1 million, respectively. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

maximum of $50,000 face amount of insurance. As of December 31, 2010 and 2009, the accumulated postretirement benefit obligation associated with these benefits is as follows:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$7,337	$6,791
Service cost	110	104
Interest cost	413	409
Amendments	22	—
Actuarial (gain) or loss	387	224
Plan participant contributions	—	—
Benefits paid	(314)	(191)
Special termination benefits	—	—
Benefit obligation, end of year	$7,955	$7,337

For the postretirement life insurance plan, PLC's expected long-term rate of return assumption used to determine benefit obligations and the net periodic benefit cost as of December 31, 2010, is 3.75% and 4.0%, respectively. In assessing the reasonableness of its long term rate of return assumption PLC utilized a 20 year annualized return and a 20 year average return on Barclay's short treasury index. PLC's long term rate of return assumption was determined based on analytics related to these 20 year return results.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets PLC's postretirement life insurance plan is as follows:

	For The Year Ended December 31,
Category of Investment	2010	2009	2008
	(Dollars In Thousands)
Money Market Fund	$6,217	$6,235	$6,290

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,217	$—	$—	$6,217

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money Market Fund	$6,235	$—	$—	$6,235

For the year ended December 31, 2010, there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($16,500 for 2010). PLC matches employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan and recorded an expense of $4.6 million for 2009. For the year ended December 31, 2010, PLC recorded an expense of $5.1 million.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.2 million, $0.3 million, and $0.5 million, respectively, in 2010, 2009, and 2008.

Deferred Compensation Plan

PLC has established deferred compensation plans for directors, officers, and others. Compensation deferred is credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC may, from time to time, reissue treasury shares or buy in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2010, the plans had 937,657 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of PLC's shareowners' equity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2010	2009	2008
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt income	(1.4)	(1.2)	7.1
State income taxes	0.5	0.4	0.0
Uncertain tax positions	(0.9)	0.2	(0.5)
Other	0.1	0.3	(4.3)
	33.3%	34.7%	37.3%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

The components of the Company's income tax expense related to income before the cumulative effect of a change in accounting principle are as follows:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Income tax expense per the income tax returns:
Federal	$3,600	$(60,018)	$6,051
State	2,944	4,133	1,747
Total current	$6,544	$(55,885)	$7,798
Deferred income tax expense:
Federal	$123,415	$204,709	$(39,866)
State	(930)	(1,261)	(147)
Total deferred	$122,485	$203,448	$(40,013)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  INCOME TAXES — (Continued)

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Deferred income tax assets:
Policy and policyholders liability reserves	$158,549	$230,296
Intercompany losses	44,854	50,445
Invested assets (other than unrealized gains)	90,032	59,216
Unrealized losses on investments	—	146,118
Deferred compensation	2,356	2,622
State tax valuation allowance	(2,414)	(3,071)
	293,377	485,626
Deferred income tax liabilities:
Deferred policy acquisition costs and value of business acquired	1,114,892	1,049,622
Unrealized gain on investments	184,624	—
Other	29,034	13,353
	1,328,550	1,062,975
Net deferred income tax asset (liability)	$(1,035,173)	$(577,349)

The Company's income tax returns, except for Protective Life Insurance Company of New York which files separately, are included in PLC's consolidated U.S. income tax returns.

In management's judgment, the gross deferred income tax asset as of December 31, 2010, will more likely than not be fully realized. During 2010, all capital loss carryforwards were utilized. As of December 31, 2010, there were no U.S. tax ordinary or capital loss carryforwards available for use in subsequent years. With regard to state tax loss carryforwards, the Company has recognized a valuation allowance of $2.4 million and $3.1 million as of December 31, 2010 and 2009, respectively, related to operating loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting favorable change of $0.4 million, net of federal income taxes, reduced state income tax expense in 2010 by the same amount. As of December 31, 2010 and 2009, no valuation allowances were established with regard to deferred tax assets relating to impairments on fixed maturities, capital loss carryforwards, and unrealized losses on investments. As of December 31, 2010 and 2009, the Company relied upon certain prudent and feasible tax-planning strategies and its ability and intent to hold to recovery its fixed maturities that were reported at an unrealized loss. As of December 31, 2010, the Company recorded a net unrealized gain on its fixed maturities. The Company has the ability and the intent to either hold any unrealized loss bond to maturity, thereby avoiding a realized loss, or to generate a realized gain from unrealized gain bonds if such unrealized loss bond is sold at a loss prior to maturity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  INCOME TAXES — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2010	2009
	(Dollars In Thousands)
Balance, beginning of period	$23,172	$25,289
Additions for tax positions of the current year	—	—
Additions for tax positions of prior years	10,906	110
Reductions of tax positions of prior years:
Changes in judgment	(11,625)	(2,227)
Settlements during the period	—	—
Lapses of applicable statute of limitations	(9,794)	—
Balance, end of period	$12,659	$23,172

Included in the balance above, as of December 31, 2010 and 2009, are approximately $10.4 million and $20.0 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $2.2 million and $3.1 million as of December 31, 2010 and as of December 31, 2009, respectively.

Any accrued interest and penalties related to the unrecognized tax benefits have been included in income tax expense. These amounts were a $2.9 million benefit, a $1.2 million expense, and less than $0.1 million expense in 2010, 2009, and 2008, respectively. The Company has approximately $2.8 million and $5.7 million of accrued interest associated with unrecognized tax benefits as of December 31, 2010 and as of December 31, 2009, respectively (before taking into consideration the related income tax benefit that is associated with such an expense).

Using the information available as of December 31, 2010, the Company believes that in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease. With regard to the reconciliation above, the reduction in the amount of unrecognized tax benefits due to lapses of applicable statute of limitations was attributable almost entirely to tax issues that were timing in nature. Therefore, aside from the effect of interest cost, such reduction did not result in a decrease in the overall effective income tax rate. During the 12 months ended December 31, 2010, the Company's uncertain tax position liability decreased in the amount of $11.6 million as a result of new technical guidance and other developments which led the Company to conclude that the full amount of the associated tax benefit was more than 50% likely to be realized. In general, the Company is no longer subject to U.S. federal, state and local income tax examinations by taxing authorities for tax years that began before 2003.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest on non-recourse funding obligations	$57,544	$39,496	$69,080
Income taxes	(79,281)	(360)	(70,912)
Noncash investing and financing activities:
Decrease in collateral for securities lending transactions	(10,630)	(9,755)	(293,046)
Capital contributions from PLC	—	—	92,728

Total cash interest paid on debt for the year ended December 31, 2010, was $57.5 million.

18.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $3.4 million, $3.2 million, and $3.0 million for the years ended December 31, 2010, 2009, and 2008, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $135.9 million, $130.6 million, and $116.7 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $13.1 million, $13.4 million, and $12.1 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, in 2010, PLC also received a $5 million deposit from Regions Bank Stable Principal Fund related to a Guaranteed Investment Contract sold by PLC. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $7.2 million, $2.7 million, and $1.4 million for the years ended December 31, 2010, 2009, and 2008, respectively.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2010, PLC is the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate. Please refer to Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, "Liquidity and Capital Resources", of this report on Form 10-K for additional information regarding these arrangements.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of a new office building and parking deck. The synthetic lease was amended and restated as of January 11, 2007, wherein as of December 31, 2010, PLC continues to guarantee the obligations of the Company thereunder.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  RELATED PARTY TRANSACTIONS — (Continued)

The Company and/or certain of its affiliates also utilize certain companies owned by PLC as brokers to sell certain annuity and life products. These products are included in the Life Marketing and Annuities segments and are eliminated at the PLC consolidated level.

19.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

Financial statements prepared in conformity with GAAP differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: 1) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, 2) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, 3) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to shareowner's equity, 4) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to shareowner's equity, 5) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets), 6) certain items of interest income, such as mortgage and bond discounts, are amortized differently, and 7) bonds are recorded at their market values instead of amortized cost.

Statutory net income for PLICO was $303.6 million and $549.9 million for the year ended December 31, 2010 and 2009, and a net loss of $300.4 million for the year ended December 31, 2008, respectively. Statutory capital and surplus for PLICO was $2.6 billion as of December 31, 2010 and 2009, respectively.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2010, the Company's total adjusted capital and company action level RBC was $2.9 billion and $641 million, respectively, providing an RBC ratio of approximately 455%.

As of December 31, 2010, the Company's insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $50.7 million.

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. In the first quarter of 2009, the Company adopted the provisions from FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured

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20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material. During 2010, the Company adopted ASU No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. See Note 2, Summary of Significant Accounting Policies, for additional information about this Update.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

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20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$2,538,253	$20	$2,538,273
Commercial mortgage-backed securities	—	154,058	19,901	173,959
Other asset-backed securities	—	207,638	641,129	848,767
U.S. government-related securities	1,054,203	104,419	15,109	1,173,731
State, municipalities, and political subdivisions	—	963,226	—	963,226
Other government-related securities	14,993	186,214	—	201,207
Corporate bonds	100	15,703,977	64,996	15,769,073
Total fixed maturity securities — available-for-sale	1,069,296	19,857,785	741,155	21,668,236
Fixed maturity securities — trading Residential mortgage-backed securities	—	432,015	—	432,015
Commercial mortgage-backed securities	—	137,606	—	137,606
Other asset-backed securities	—	18,415	59,925	78,340
U.S. government-related securities	383,423	11,369	3,442	398,234
State, municipalities, and political subdivisions	—	160,539	—	160,539
Other government-related securities	—	126,553	—	126,553
Corporate bonds	—	1,642,664	—	1,642,664
Total fixed maturity securities — trading	383,423	2,529,161	63,367	2,975,951
Total fixed maturity securities	1,452,719	22,386,946	804,522	24,644,187
Equity securities	239,832	10,831	66,592	317,255
Other long-term investments(1)	6,794	3,808	31,765	42,367
Short-term investments	341,217	8,028	—	349,245
Total investments	2,040,562	22,409,613	902,879	25,353,054
Cash	236,998	—	—	236,998
Other assets	—	—	—	—
Assets related to separate acccounts
Variable annuity	5,170,193	—	—	5,170,193
Variable universal life	534,219	—	—	534,219
Total assets measured at fair value on a recurring basis	$7,981,972	$22,409,613	$902,879	$31,294,464
Liabilities:
Annuity account balances(2)	$—	$—	$143,264	$143,264
Other liabilities(1)	23,995	27,888	190,529	242,412
Total liabilities measured at fair value on a recurring basis	$23,995	$27,888	$333,793	$385,676

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

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20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Residential mortgage-backed securities	$—	$3,357,952	$23	$3,357,975
Commercial mortgage-backed securities	—	142,483	844,535	987,018
Other asset-backed securities	—	360,797	693,930	1,054,727
U.S. government-related bonds	441,662	30,198	15,102	486,962
State, municipalities, and political subdivisions	—	350,632	—	350,632
Other government-related bonds	16,992	389,379	—	406,371
Corporate bonds	200	13,108,681	86,292	13,195,173
Total fixed maturity securities — available-for-sale	458,854	17,740,122	1,639,882	19,838,858
Fixed maturity securities — trading	277,108	2,574,205	105,089	2,956,402
Total fixed maturity securities	735,962	20,314,327	1,744,971	22,795,260
Equity securities	174,829	92	60,203	235,124
Other long-term investments(1)	—	22,926	28,025	50,951
Short-term investments	973,461	66,486	—	1,039,947
Total investments	1,884,252	20,403,831	1,833,199	24,121,282
Cash	162,858	—	—	162,858
Other assets	4,977	—	—	4,977
Assets related to separate accounts
Variable annuity	2,948,457	—	—	2,948,457
Variable universal life	316,007	—	—	316,007
Total assets measured at fair value on a recurring basis	$5,316,551	$20,403,831	$1,833,199	$27,553,581
Liabilities:
Annuity account balances(2)	$—	$—	$149,893	$149,893
Other liabilities(1)	—	40,873	105,838	146,711
Total liabilities measured at fair value on a recurring basis	$—	$40,873	$255,731	$296,604

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair

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20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price over 90% of the Company's fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted-average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2010.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the

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20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities "ABS"). As of December 31, 2010, the Company held $3.5 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin.

As of December 31, 2010, the Company held $721.0 million of Level 3 ABS, which included $59.9 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

Available-for-sale ABSs classified as Level 3 had, but were not limited to, the following inputs:

Investment grade credit rating	100.0%
Weighted-average yield	1.2%
Amortized cost	$672.6 million
Weighted-average life	7.5 years

Corporate bonds, U.S. Government-related securities, and Other government related securities

As of December 31, 2010, the Company classified approximately $18.9 billion of corporate bonds, U.S. government-related securities, and other government-related securities as Level 2. The fair value of the Level 2 bonds and securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the bonds and securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings.

The brokers and third party pricing service utilizes a valuation model that consists of a hybrid income and market approach to valuation. The pricing model utilizes the following inputs: 1) principal and interest payments,

PROTECTIVE LIFE INSURANCE COMPANY

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20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2010, the Company classified approximately $83.5 million of bonds and securities as Level 3 valuations. The fair value of the Level 3 bonds and securities are derived from an internal pricing model that utilizes a hybrid market/income approach to valuation. The Company reviews the following characteristics of the bonds and securities to determine the relevant inputs to use in the pricing model: 1) coupon rate, 2) years to maturity, 3) seniority, 4) embedded options, 5) trading volume, and 6) credit ratings.

Level 3 bonds and securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon, 3) sector and issuer level spreads, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Bonds and securities classified as Level 3 had, but were not limited to, the following weighted-average inputs:

Investment grade credit rating	81.1%
Weighted-average yield	5.2%
Weighted-average coupon	5.9%
Amortized cost	$79.9 million
Weighted-average stated maturity	6.7 years

Equities

As of December 31, 2010, the Company held approximately $77.4 million of equity securities classified as Level 2 and Level 3. Of this total, $60.7 million represents Federal Home Loan Bank stock. The Company believes that the cost of the Federal Home Loan Bank stock approximates fair value. The remainder of these equity securities is primarily made up of holdings we have obtained through bankruptcy proceedings or debt restructurings.

Other long-term investments and Other liabilities

Other long-term investments and other liabilities consist entirely of free standing and embedded derivative instruments. Refer to Note 21, Derivative Financial Instruments for additional information related to derivatives. Derivative instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2010, 59.6% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest and equity volatility, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analysis.

Derivative instruments classified as Level 1 include futures and certain options, which are traded on active exchange markets.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments classified as Level 2 primarily include interest rate, inflation, currency exchange, and credit default swaps. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were total return swaps and embedded derivatives and include at least one non-observable significant input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The GMWB embedded derivative is carried at fair value in "other assets" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — derivative financial instruments"; refer to Note 21, Derivative Financial Instruments for more information related to GMWB embedded derivative gains and losses. The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using 1,000 risk neutral equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near-term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes mortality of 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table. The present value of the cash flows is found using the discount rate curve, which is London Interbank Offered Rate ("LIBOR") plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The Company has ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios are passed directly to the reinsurers. As a result, these agreements are deemed to contain embedded derivatives that must be reported at fair value. Changes in fair value of the embedded derivatives are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in fair value of such investments are reported in earnings. The fair value of the embedded derivatives represents the unrealized gain or loss on the block of business in relation to the unrealized gain or loss of the trading securities. As a result, changes in fair value of the embedded derivatives reported in earnings are largely offset by the changes in fair value of the investments.

Annuity account balances

The equity indexed annuity ("EIA") model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done on a stochastic basis using 1,000 risk neutral equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed annually as a part of the formal unlocking process.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Included in the chart below, are current key assumptions which include risk margins for the Company. These assumptions are reviewed for reasonableness on a quarterly basis.

Asset Earned Rate	5.90%
Admin Expense per Policy	$91
Partial Withdrawal Rate (for ages less than 70)	2.20%
Partial Withdrawal Rate (for ages 70 and greater)	2.20%
Mortality	65% of 94 GMDB table
Lapse	2.2% to 55% depending on the surrender charge period
Return on Assets	1.5% to 1.85% depending on the guarantee period

The discount rate for the equity indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2010, ranged from a one month rate of 0.58%, a 5 year rate of 3.51%, and a 30 year rate of 5.50%.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2010, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains (losses)						Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Purchases, Issuances, and Settlements (net)		Transfers in and/or out of Level 3	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Residential mortgage-backed securities	$23	$(31)	$(4)	$32		$—	$20	$—
Commercial mortgage-backed securities	844,535	—	40,064	(843,065	)(3)	(21,633)	19,901	—
Other asset-backed securities	693,930	5,868	40,122	(89,453)		(9,338)	641,129	—
U.S. government-related securities	15,102	—	(6)	13		—	15,109	—
States, municipals, and political subdivisions	—	—	—	—		—	—	—
Other government-related securities	—	—	—	—		—	—	—
Corporate bonds	86,292	—	2,281	36,832		(60,409)	64,996	—
Total fixed maturity securities — available-for-sale	1,639,882	5,837	82,457	(895,641)		(91,380)	741,155	—
Fixed maturity securities — trading
Residential mortgage-backed securities	7,244	(1)	—	(3,855)		(3,388)	—	—
Commercial mortgage-backed securities	—	—	—	—		—	—	—
Other asset-backed securities	47,509	655	—	11,761		—	59,925	168
U.S. government-related securities	3,310	138	—	(6)		—	3,442	137
States, municipals and political subdivisions	4,994	77	—	—		(5,071)	—	—
Other government-related securities	41,965	1,058	—	(47)		(42,976)	—	—
Corporate bonds	67	(66)	—	26,794		(26,795)	—	—
Total fixed maturity securities — trading	105,089	1,861	—	34,647		(78,230)	63,367	305
Total fixed maturity securities	1,744,971	7,698	82,457	(860,994)		(169,610)	804,522	305
Equity securities	60,203	3,484	(266)	(796)		3,967	66,592	—
Other long-term investments(1)	28,025	3,740	—	—		—	31,765	3,740
Short-term investments	—	—	—	—		—	—	—
Total investments	1,833,199	14,922	82,191	(861,790)		(165,643)	902,879	4,045
Total assets measured at fair value on a recurring basis	$1,833,199	$14,922	$82,191	$(861,790)		$(165,643)	$902,879	$4,045
Liabilities:
Annuity account balances(2)	$149,893	$(2,046)	$—	$8,675		$—	$143,264	$—
Other liabilities(1)	105,838	(84,691)	—	—		—	190,529	(84,691)
Total liabilities measured at fair value on a recurring basis	$255,731	$(86,737)	$—	$8,675		$—	$333,793	$(84,691)

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to equity indexed annuities.

(3)  Represents mortgage loan held by the trusts that have been consolidated upon the adoption of ASU No. 2009-17. See Note 11, Variable Interest Entities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

For the year ended December 31, 2010, $55.8 million of securities were transferred into Level 3. This amount was transferred almost entirely from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous quarters, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2010.

For the year ended December 31, 2010, $221.4 million of securities were transferred out of Level 3. This amount was transferred almost entirely to Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs, as of December 31, 2010.

For the year ended December 31, 2010, $19.6 million of securities were transferred from Level 2 to Level 1. There transfers resulted from securities that were previously priced internally, using market-based inputs, but were valued by independent pricing services, using quoted market prices, as of December 31, 2010.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2009, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains (losses)					Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Purchases, Issuances, and Settlements (net)	Transfers in and/or out of Level 3	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale
Residential mortgage-backed securities	$34	$(13,984)	$9,417	$1,000	$3,556	$23	$—
Commercial mortgage-backed securities	855,817	—	39,602	(50,884)	—	844,535	—
Other asset-backed securities	682,710	(31)	5,303	9,070	(3,122)	693,930	—
U.S. government-related bonds	10,072	—	769	14,772	(10,511)	15,102	—
State, municipalities, and political subdivisions	—	—	—	—	—	—	—
Other government-related bonds	—	—	—	—	—	—	—
Corporate bonds	78,599	(9)	7,294	(32,132)	32,540	86,292	—
Total fixed maturity securities — available-for-sale	1,627,232	(14,024)	62,385	(58,174)	22,463	1,639,882	—
Fixed maturity securities — trading	32,645	8,568	—	91,517	(27,641)	105,089	6,585
Total fixed maturity securities	1,659,877	(5,456)	62,385	33,343	(5,178)	1,744,971	6,585
Equity securities	58,933	(56)	33	1,314	(21)	60,203	—
Other long-term investments(1)	264,173	(236,148)	—	—	—	28,025	(236,148)
Short-term investments	1,161	—	(286)	—	(875)	—	—
Total investments	1,984,144	(241,660)	62,132	34,657	(6,074)	1,833,199	(229,563)
Total assets measured at fair value on a recurring basis	$1,984,144	$(241,660)	$62,132	$34,657	$(6,074)	$1,833,199	$(229,563)
Liabilities:
Annuity account balances(2)	$152,762	$(5,259)	$—	$8,128	$—	$149,893	$—
Other liabilities(1)	113,311	7,473	—	—	—	105,838	7,473
Total liabilities measured at fair value on a recurring basis	$266,073	$2,214	$—	$8,128	$—	$255,731	$7,473

(1)  Represents certain freestanding and embedded derivatives

(2)  Represents liabilities related to equity indexed annuities

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowner's equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of equity indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of equity indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

	As of December 31,
	2010		2009
	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)
Assets:
Mortgage loans on real estate	$4,883,400	$5,326,037	$3,876,890	$4,123,375
Policy loans	793,448	793,448	794,276	794,276
Liabilities:
Stable value product account balances	$3,076,233	$3,163,902	$3,581,150	$3,758,422
Annuity account balances	10,591,605	10,451,526	9,911,040	9,655,208
Mortgage loan backed certificates	61,678	63,127	—	—
Non-recourse funding obligations	1,360,800	1,210,894	1,555,000	1,360,759

Except as noted below, fair values were estimated using quoted market prices.

Fair Value Measurements

Mortgage loans on real estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of policy loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of policy loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Stable value product and Annuity account balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-recourse funding obligations

As of December 31, 2010, the Company estimated the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

21.  DERIVATIVE FINANCIAL INSTRUMENTS

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate options, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI"). The Company also uses equity options and futures, interest rate futures, and variance swaps to mitigate its exposure to the value of equity indexed annuity contracts and guaranteed benefits related to variable annuity contracts.

The Company records its derivative instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship in accordance with GAAP. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

as a fair value hedge, cash flow hedge, or a hedge related to foreign currency exposure. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivatives is recognized as ineffectiveness in current earnings during the period of the change. For derivatives that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings during the period of change in fair values. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company accounts for changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "realized investment gains (losses) — derivative financial instruments".

Cash-Flow Hedges

•  During 2004 and 2005, in connection with the issuance of inflation adjusted funding agreements, the Company entered into swaps to convert the floating CPI-linked interest rate on the contracts to a fixed rate. The Company paid a fixed rate on the swap and received a floating rate equal to the CPI change paid on the funding agreements.

•  During 2006 and 2007, the Company entered into interest rate swaps to convert LIBOR based floating rate interest payments on funding agreements to fixed rate interest payments.

Other Derivatives

The Company also uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been designated by the Company for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

•  The Company uses interest rate swaps to convert the fixed interest rate payments on certain of its debt obligations to a floating rate. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various LIBOR-based rates. As of December 31, 2010, the Company did not hold any positions in these swaps. For the year ended December 31, 2009 and 2008, the Company recognized pre-tax losses of $0.1 million and pre-tax gains of $15.2 million, respectively, representing the change in value of these derivatives and related net settlements.

•  The Company uses equity and interest rate futures to mitigate the interest rate risk related to certain guaranteed minimum benefits within our variable annuity products. In general, the cost of such benefits varies with the level of equity and interest rate markets and overall volatility. The equity futures resulted in net pre-tax losses of $42.3 million and the interest rate futures resulted in a pre-tax loss of $11.8 million for the year ended December 31, 2010. Derivatives related to equity futures were not held in the year-ago periods.

•  The interest rate futures held by the Company during 2009 were used to mitigate interest rate risk associated with our commitment to fund pending commercial mortgage loans. For the year ended December 31, 2009 and 2008, the Company recognized a pre-tax gain of $6.9 million and a pre-tax loss of $25.8 million, respectively, as a result of changes in value of these futures positions.

•  The Company uses certain interest rate swaps to mitigate interest rate risk related to floating rate exposures. The Company recognized a pre-tax loss of $8.4 million, a pre-tax gain of $39.3 million and a pre-tax loss of $24.9 million, respectively, on interest rate swaps for the year ended December 31, 2010, 2009, and 2008.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company uses other swaps and options to manage risk related to other exposures. The Company recognized pre-tax losses of $3.4 million and $6.1 million and a pre-tax loss of $14.7 million for the year ended December 31, 2010, 2009, and 2008, respectively, for the change in fair value of these derivatives.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives that must be reported at fair value. Changes in fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had mark-to-market changes which substantially offset the gains or losses on these embedded derivatives.

•  The Company has an interest rate floor agreement and an yearly renewable term ("YRT") premium support arrangement with PLC. The Company recognized pre-tax losses of $4.8 million and pre-tax gains of $4.3 million and $1.3 million for the years ended December 31, 2010, 2009, and 2008, respectively, related to the interest rate floor agreement. There are no YRT premium support arrangement gains or losses for the year ended December 31, 2010.

•  The Company markets certain variable annuity products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract. The Company recognized a pre-tax loss of $5.8 million, a pre-tax gain of $19.2 million, and a pre-tax loss of $32.9 million for the year ended December 31, 2010, 2009, and 2008, respectively, related to these embedded derivatives.

The tables below present information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2010		2009
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)
Other long-term investments
Derivatives not designated as hedging instruments:
Interest rate swaps	$25,000	$3,808	$75,000	$16,174
Interest rate floors/YRT premium support arrangements	770,261	6,700	660,734	11,500
Embedded derivative — Modco reinsurance treaties	29,563	2,687	1,883,109	5,907
Embedded derivative — GMWB	1,094,395	22,346	429,562	10,579
Other	100,507	6,826	66,250	6,791
	$2,019,726	$42,367	$3,114,655	$50,951
Other liabilities
Cash flow hedges:
Inflation	$293,379	$12,005	$343,526	$19,141
Interest rate	75,000	6,747	175,000	11,965
Derivatives not designated as hedging instruments:
Interest rate swaps	110,000	9,137	110,000	7,011
Embedded derivative — Modco reinsurance treaties	2,842,862	146,105	1,077,376	81,339
Embedded derivative — GMWB	1,493,745	41,948	660,090	24,423
Interest rate futures	598,357	16,764	—	—
Equity futures	327,321	7,231	—	—
Other	339,350	2,475	12,703	2,832
	$6,080,014	$242,412	$2,378,695	$146,711

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Gain (Loss) on Derivatives in Cash Flow Relationship

	For The Year Ended December 31,
	2010			2009
	Realized investment gains (losses)	Benefits and settlement expenses	Other comprehensive income (loss)	Realized investment gains (losses)	Benefits and settlement expenses	Other comprehensive income (loss)
	(Dollars In Thousands)
Gain (loss) recognized in other comprehensive income (loss) (effective portion):
Interest rate	$—	$—	$(2,979)	$—	$—	$(2,442)
Inflation	—	—	3,494	—	—	28,723
Gain (loss) reclassified from accumulated other comprehensive income (loss) into income (effective portion):
Interest rate	$—	$(6,650)	$—	$—	$(7,887)	$—
Inflation	—	(3,303)	—	—	(11,635)	—
Gain (loss) recognized in income (ineffective portion):
Inflation	$116	$—	$—	$1,570	$—	$—

Based on the expected cash flows of the underlying hedged items, the Company expects to reclassify $0.2 million out of accumulated other comprehensive income (loss) into earnings during the next twelve months.

Realized investment gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2010	2009
	(Dollars In Thousands)
Interest rate risk:
Interest rate futures	$(11,778)	$6,889
Interest rate swaps	(8,427)	39,317
Interest rate floors	(4,800)	4,300
Embedded derivative — Modco reinsurance treaties	(67,989)	(252,698)
Embedded derivative — GMWB	(5,757)	19,246
Derivatives related to equity futures	(42,258)	—
Derivatives related to equity options and volatility swaps	(4,257)	—
Other	828	6,066
	$(144,438)	$(176,880)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Realized investment gains (losses) — all other investments

	For The Year Ended December 31,
	2010	2009
	(Dollars In Thousands)
Fixed income Modco trading portfolio(1)	$109,399	$285,178

(1)  The Company elected to include the use of alternate disclosures for trading activities

22.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Life Marketing segment markets UL, variable universal life, level premium term insurance ("traditional"), and bank-owned life insurance ("BOLI") products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. In the ordinary course of business, the Acquisitions segment regularly considers acquisitions of blocks of policies or insurance companies. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, and market dynamics. Policies acquired through the Acquisitions segment are typically "closed" blocks of business (no new policies are being marketed). Therefore, in such instances, earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and variable annuity products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells GFAs to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. The segment also markets fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. In addition, the segment also issues funding agreements to the FHLB. Additionally, the segment markets GICs to 401(k) and other qualified retirement savings plans.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and recreational vehicles. In addition, the segment markets a GAP product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income (including the impact of carrying excess liquidity), expenses not attributable to the segments above, and a trading portfolio that was previously part of a variable interest entity. This segment also includes earnings from several non-strategic or run-off lines of business, the operations of several small subsidiaries, and various investment-related transactions.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income (loss) and assets. Segment operating income (loss) is income (loss) before income tax excluding net realized investment gains and losses (net of the related amortization of DAC/ VOBA and participating income from real estate ventures), and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains and losses but are considered part of operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income (loss). Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

During the first quarter of 2010, the Company recorded a $7.8 million decrease in reserves related to the final settlement in the runoff Lender's Indemnity line of business.

There were no significant intersegment transactions during the years ended December 31, 2010, 2009, and 2008.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

The following tables summarize financial information for the Company's segments:

	For The Year Ended December 31,
	2010	2009	2008
	(Dollars In Thousands)
Revenues
Life Marketing	$1,127,924	$1,016,321	$927,071
Acquisitions	761,344	777,181	716,722
Annuities	500,697	507,267	338,776
Stable Value Products	168,127	220,857	331,286
Asset Protection	269,597	271,749	283,572
Corporate and Other	109,295	134,713	(259,096)
Total revenues	$2,936,984	$2,928,088	$2,338,331
Segment Operating Income (Loss)
Life Marketing	$147,101	$139,385	$186,179
Acquisitions	111,143	133,760	136,479
Annuities	49,847	53,258	15,528
Stable Value Products	39,207	61,963	89,811
Asset Protection	22,673	16,114	20,129
Corporate and Other	(13,458)	92,238	(99,292)
Total segment operating income	356,513	496,718	348,834
Realized investment (losses) gains — investments(1)	111,915	129,021	(593,094)
Realized investment (losses) gains — derivatives(2)	(81,161)	(200,705)	157,887
Income tax (expense) benefit	(129,029)	(147,563)	32,215
Net income (loss)	$258,238	$277,471	$(54,158)
(1) Realized investment (losses) gains — investments	$117,056	$123,818	$(592,246)
Less: related amortization of DAC	5,141	(5,203)	848
	$111,915	$129,021	$(593,094)
(2) Realized investment gains (losses) — derivatives	$(144,438)	$(176,880)	$116,592
Less: settlements on certain interest rate swaps	168	1,205	(324)
Less: derivative activity related to certain annuities	(63,445)	22,620	(40,971)
	$(81,161)	$(200,705)	$157,887
Net investment income
Life Marketing	$387,953	$361,921	$349,591
Acquisitions	458,703	479,743	530,028
Annuities	482,264	440,096	347,522
Stable Value Products	171,327	221,688	328,353
Asset Protection	23,959	28,448	33,272
Corporate and Other	100,639	71,167	29,448
Total net investment income	$1,624,845	$1,603,063	$1,618,214
Amortization of deferred policy acquisition costs and value of business acquired
Life Marketing	$91,363	$144,125	$94,422
Acquisitions	64,410	59,025	74,384
Annuities	(3,182)	81,928	616
Stable Value Products	5,430	3,471	4,467
Asset Protection	29,540	29,908	30,459
Corporate and Other	1,694	1,900	2,149
Total amortization of deferred policy acquisition costs	$189,255	$320,357	$206,497

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2010
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$9,623,944	$10,270,540	$12,603,533	$3,069,330
Deferred policy acquisition costs and value of business acquired	2,475,621	810,681	471,163	6,903
Goodwill	—	41,812	—	—
Total assets	$12,099,565	$11,123,033	$13,074,696	$3,076,233
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$677,297	$7,295,429	$23,686	$43,563,759
Deferred policy acquisition costs and value of business acquired	54,707	3,497	—	3,822,572
Goodwill	48,158	—	—	89,970
Total assets	$780,162	$7,298,926	$23,686	$47,476,301
	Operating Segment Assets As of December 31, 2009
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$8,753,633	$9,136,474	$9,977,456	$3,569,038
Deferred policy acquisition costs and value of business acquired	2,277,256	839,829	430,704	12,112
Goodwill	—	44,910	—	—
Total assets	$11,030,889	$10,021,213	$10,408,160	$3,581,150
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$751,313	$6,296,964	$26,372	$38,511,250
Deferred policy acquisition costs and value of business acquired	59,821	5,549	—	3,625,271
Goodwill	48,158	—	—	93,068
Total assets	$859,292	$6,302,513	$26,372	$42,229,589

23.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the year ended December 31, 2010 and 2009 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED — (Continued)

indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
2010
Premiums and policy fees	$624,835	$675,205	$636,239	$673,078
Reinsurance ceded	(299,914)	(372,925)	(326,716)	(381,157)
Net of reinsurance ceded	324,921	302,280	309,523	291,921
Net investment income	398,188	408,548	413,377	404,732
Realized investment gains (losses)	13,291	(67,386)	8,664	18,049
Other income	22,557	25,205	30,579	32,535
Total revenues	758,957	668,647	762,143	747,237
Benefits and expenses	647,484	606,478	659,938	635,817
Income before income tax	111,473	62,169	102,205	111,420
Income tax expense	35,296	21,555	34,557	37,621
Net income	$76,177	$40,614	$67,648	$73,799
2009
Premiums and policy fees	$655,573	$676,240	$648,660	$694,207
Reinsurance ceded	(353,500)	(390,721)	(347,262)	(417,553)
Net of reinsurance ceded	302,073	285,519	301,398	276,654
Net investment income	403,715	414,918	395,697	388,733
Realized investment gains (losses)	(34,229)	24,919	(61,155)	17,403
Other income	18,263	17,996	20,105	156,079
Total revenues	689,822	743,352	656,045	838,869
Benefits and expenses	654,452	608,094	613,022	627,486
Income (loss) before income tax	35,370	135,258	43,023	211,383
Income tax expense (benefit)	11,491	47,560	14,551	73,961
Net income (loss)	$23,879	$87,698	$28,472	$137,422

24.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2010, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)
	(Dollars In Thousands)
For The Year Ended December 31, 2010:
Life Marketing	$2,475,621	$10,910,433	$520,589	$275,325	$736,252	$387,953	$921,765	$91,363	$(32,305)
Acquisitions	810,681	6,241,033	16,329	3,857,946	246,698	458,703	512,433	64,410	25,559
Annuities	471,163	1,231,374	93,609	6,985,784	42,650	482,264	407,455	(3,182)	39,285
Stable Value Products	6,903	—	—	3,076,233	—	171,327	123,365	5,430	3,325
Asset Protection	54,707	63,357	509,273	2,258	178,883	23,959	86,799	29,540	130,585
Corporate and Other	3,497	84,068	2,125	48,216	24,162	100,639	24,575	1,694	117,621
Adjustments(2)	—	—	—	—	—	—	—	—	—
Total	$3,822,572	$18,530,265	$1,141,925	$14,245,762	$1,228,645	$1,624,845	$2,076,392	$189,255	$284,070
For The Year Ended December 31, 2009:
Life Marketing	$2,277,256	$9,969,274	$539,061	$234,467	$653,441	$361,921	$782,372	$144,125	$(49,561)
Acquisitions	839,829	5,878,326	21,805	3,896,074	261,516	479,743	532,992	59,025	14,768
Annuities	430,704	1,296,249	54,748	6,248,437	33,831	440,096	350,850	81,928	28,089
Stable Value Products	12,112	—	—	3,581,150	—	221,688	154,555	3,471	3,565
Asset Protection	59,821	95,507	558,464	2,379	190,292	28,448	109,381	29,908	116,346
Corporate and Other	5,549	63,974	2,344	44,635	26,564	71,167	29,896	1,900	109,444
Adjustments(2)	—	23,429	—	—	—	—	—	—	—
Total	$3,625,271	$17,326,759	$1,176,422	$14,007,142	$1,165,644	$1,603,063	$1,960,046	$320,357	$222,651
For The Year Ended December 31, 2008:
Life Marketing	$2,580,806	$9,453,325	$461,971	$168,831	$576,540	$349,591	$704,955	$94,422	$(58,485)
Acquisitions	956,436	5,994,213	24,814	4,303,017	276,740	530,028	580,271	74,384	21,145
Annuities	528,310	1,347,802	61,995	5,254,486	34,332	347,522	310,800	616	26,821
Stable Value Products	15,575	—	—	4,960,405	—	328,353	237,608	4,467	5,827
Asset Protection	61,764	121,420	648,815	2,657	193,230	33,272	91,933	30,459	141,051
Corporate and Other	4,177	91,123	2,665	49,382	29,837	29,448	36,170	2,149	120,111
Adjustments(2)	—	—	—	—	—	—	—	—	—
Total	$4,147,068	$17,007,883	$1,200,260	$14,738,778	$1,110,679	$1,618,214	$1,961,737	$206,497	$256,470

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2010:
Life insurance in-force	$753,518,782	$495,056,077	$18,799,243	$277,261,948	6.8%
Premiums and policy fees:
Life insurance	2,153,318	1,284,504	166,606	1,035,420	16.1
Accident/health insurance	49,520	17,323	63	32,260	0.2
Property and liability insurance	232,744	78,885	7,106	160,965	4.4
Total	$2,435,582	$1,380,712	$173,775	$1,228,645
For The Year Ended December 31, 2009:
Life insurance in-force	$755,263,432	$515,136,471	$19,826,424	$259,953,385	7.6
Premiums and policy fees:
Life insurance	2,135,750	1,350,061	113,306	898,995	12.6
Accident/health insurance	59,202	21,859	126	37,469	0.3
Property and liability insurance	298,832	137,116	67,464	229,180	29.4
Total	$2,493,784	$1,509,036	$180,896	$1,165,644
For The Year Ended December 31, 2008:
Life insurance in-force	$754,425,286	$540,561,213	$21,182,706	$235,046,779	9.0
Premiums and policy fees:
Life insurance	2,138,852	1,473,198	176,635	842,289	21.0
Accident/health insurance	72,781	29,705	771	43,847	1.8
Property and liability insurance	279,733	65,867	10,677	224,543	4.8
Total	$2,491,366	$1,568,770	$188,083	$1,110,679

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
2010
Allowance for losses on commercial mortgage loans	$1,725	$11,071	$—	$(1,146)	$11,650
2009
Allowance for losses on commercial mortgage loans	$2,230	$3,320	$—	$(3,825)	$1,725
Bad debt reserve associated with Lender's Indemnity product line	30,611	—	—	(30,611)	—
2008
Allowance for losses on commercial mortgage loans	$475	$1,755	$—	$—	$2,230
Bad debt reserve associated with Lender's Indemnity product line	29,745	866	—	—	30,611

PART C

OTHER INFORMATION

Item 27. Exhibits.

1.  Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)

2.  Custodian Agreements — None.

3.  (a)  Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)

(a)(1) Amendment I to the Underwriting Agreement. (8)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)

4.  (a)  Form of Contract Single Premium Plus. (5)

(a)(1) Form of Contract Protective Preserver. (4)

(b)  Policy Value Credit Endorsement. (4)

(c)  Comprehensive Long-Term Care Accelerated Death Benefit Rider. (8)

(d)  Lapse Protection Rider. (4)

(e)  Policy Loan Endorsement. (12)

(f)  Waiver of Surrender Charge Endorsement. (8)

(g)  Interest Rate Endorsement (20)

5.  (a)  Form of Contract Application — Single Premium Plus. (8)

(b)  Form of Contract Application — Protective Preserver. (4)

6.  (a)  Charter of Protective Life Insurance Company. (1)

(b)  By-Laws of Protective Life Insurance Company. (1)

(c)  Amended and Restated Charter of Protective Life Insurance Company (22)

(d)  Amended and Restated Bylaws of Protective Life Insurance Company (22)

7.  (a)  Form of Automatic and Facultative Yearly Renewable Term Agreement. (17)

(b)  Form of Yearly Renewable Term Reinsurance Agreement. (24)

(c)  List of Reinsurers.

8.  (a)  Participation/Distribution Agreement. (2)

(a)(1) Amendment I to the Participation/Distribution Agreement. (8)

(b)  Participation Agreement (Oppenheimer Variable Account Funds). (3)

(c)  Participation Agreement (MFS Variable Insurance Trust). (3)

(d)  Participation Agreement (Acacia Capital Corporation). (3)

(e)  Participation Agreement (Van Eck Worldwide Insurance Trust). (7)

(f)  Participation Agreement (Van Kampen Life Investment Trust). (11)

(g)  Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (12)

(h)  Participation Agreement (Lord Abbett Series Fund, Inc.). (14)

(i)  Participation Agreement for Class II Shares (Van Kampen). (18)

(j)  Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (18)

(k)  Participation Agreement (Goldman Sachs Variable Insurance Trust) (19)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust) (26)

(l)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust). (21)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust) (26)

(m)  Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (21)

(n)  Rule 22c-2 Shareholder Information Agreement (Calvert Group) (22)

(o)  Rule 22c-2 Shareholder Information Agreement (Fidelity Variable Insurance Products) (22)

(p)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) (22)

(q)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust) (22)

(r)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund) (22)

(s)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust) (22)

(t)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds) (22)

(u)  Rule 22c-2 Shareholder Information Agreement (Universal Institutional Funds, Inc.) (22)

(v)  Rule 22c-2 Shareholder Information Agreement (Van Kampen Life Investment Trust) (22)

(w)  Rule 22c-2 Shareholder Information Agreement (Van ECK World Wide Insurance Trust) (22)

(x)  Participation Agreement (Legg Mason) (25)

(y)  Participation Agreement (PIMCO) (25)

  (i)  Form of Novation of and Amendment to Participation Agreement (PIMCO Variable Insurance Trust) (26)

  (ii)  Form of Amendment to Participation Agreement re Summary Prospectuses (PIMCO Variable Insurance Trust) (26)

(z)  Participation Agreement (Royce Capital) (25)

(aa)  Rule 22c-2 Information Sharing Agreement (Royce Capital) (25)

(bb)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds)) (26)

9.  Administrative Contracts — Not applicable.

10.  Other Material Contracts — Not applicable.

11.  Opinion and consent of Nancy Kane, Esq. (20)

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions.

(a)  Consent of Sutherland Asbill & Brennan LLP.

(b)  Consent of PricewaterhouseCoopers, L.L.P.

15.  Omitted Financial Statements. No Financial Statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption.

(a)  Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures. (20)

(b)  Amendment to Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer, and redemption procedures. (23)

18.  Power of Attorney

(1)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)  Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 31, 2001.

(5)  Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 33-45963) as filed with the Commission on February 10, 1998.

(6)  Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 19, 1998.

(7)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(8)  Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(9)  Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on February 27, 2002.

(10)  Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.

(11)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.

(12)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(13)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 20, 2000.

(14)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(15)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2002.

(16)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on February 26, 2003.

(17)  Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(18)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(19)  Incorporated herein by reference to the initial Registration Statement on Form N-4 (File No. 333-112892) filed with the Commission on February 17, 2004.

(20)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on April 30, 2004.

(21)  Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

(22)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 27, 2007.

(23)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement (File No. 333-45963) as filed with the Commission on October 9, 2008.

(24)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 27, 2009.

(25)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on October 28, 2009.

(26)  Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (333-113070) as filed with the Commission on April 25, 2011.

Item 28. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	President, Chairman of the Board, Chief Executive Officer, President and Director

Carolyn Johnson	Executive Vice President and Chief Operations Officer, and Director

Carolyn King	Senior Vice President, Acquisitions and Corporate Development

Deborah J. Long	Executive Vice President, General Counsel, Secretary

Edward M. Berko	Executive Vice President and Chief Risk Officer

Brent E. Griggs	Senior Vice President, Asset Protection Division

Wayne E. Stuenkel	Senior Vice President and Chief Actuary

Judy Wilson	Senior Vice President, Stable Value Products

Richard J. Bielen	Vice Chairman and Chief Financial Officer and Director

Carl S. Thigpen	Chief Investment Officer and Executive Vice President

John B. Deremo	Senior Vice President and Chief Distribution Officer

Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer

Nancy Kane	Senior Vice President and Senior Associate Counsel

John F. Simon	Senior Vice President, Chief Product Actuary

Charles M. Prior	Senior Vice President, Mortgage Loans

Lance Black	Senior Vice President and Treasurer

Phil Passafiume	Senior Vice President and Director, Fixed Income

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2010 (File No. 001-11339) filed with the Commission on February 28, 2011.

Item 30. Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter.

(a)  Other Activity. Investment Distributors, Inc. ("IDI") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account and the Variable Annuity Separate Account A of Protective Life.

(b)  Management. The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, New Business Operations, Life and Annuity Division

Kevin B. Borie	Director	Vice President and Chief Valuation Actuary

Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration

Gary Carroll	Assistant Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division

Thomas R. Barrett	Assistant Financial Officer and Director	Director I, Life and Annuity Division

Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II, Life and Annuity Division

Barry K. Brown	Assistant Secretary	Assistant Vice President, LCC Commissions

Lawrence J. Debnar	Assistant Financial Officer	Vice President, Financial Reporting

Steve M. Callaway	Chief Compliance Officer and Director	None

Carol Majewski	Assistant Compliance Officer	Director I, Compliance Officer

Joseph F. Gilmer	Chief Financial Officer	Assistant Vice President — Annuity Financial Reporting

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of theInvestment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33. Management Services.

All management contracts are discussed in Part A or Part B.

Item 34. Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 25, 2011.

  PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
  (Registrant)

By:  /s/ JOHN D. JOHNS

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

  PROTECTIVE LIFE INSURANCE COMPANY
  (Depositor)

By:  /s/ JOHN D. JOHNS

  John D. Johns, Chairman of the Board and
  Chief Executive Officer
  Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN D. JOHNS John D. Johns	Chairman of the Board, Chief Executive Officer and Director (Principal Executive Officer)	April 25, 2011

/S/ RICHARD J. BIELEN Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

/S/ STEVEN G. WALKER Steven G. Walker	Senior Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 25, 2011

* Carolyn Johnson	Director	April 25, 2011

*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 25, 2011

Exhibit List

7(c).  List of Reinsurers.

14(a).  Consent of Sutherland Asbill & Brennan, LLP.

14(b).  Consent of PricewaterhouseCoopers, L.L.P.

18.    Power of Attorney.